================================================================================

                                CREDIT AGREEMENT

                                      among

                        BALDWIN EUROPE CONSOLIDATED B.V.,

                                   as Borrower

                        BALDWIN TECHNOLOGY COMPANY, INC.,
                as Parent, Guarantor and Borrower Representative

                          BALDWIN AMERICAS CORPORATION,
                        BALDWIN EUROPE CONSOLIDATED INC.,
                        BALDWIN ASIA PACIFIC CORPORATION,
                          BALDWIN GRAPHIC SYSTEMS INC.,
                              BALDWIN GERMANY GMBH,
                          BALDWIN U.K. HOLDING LIMITED,
                              BALDWIN (U.K.) LTD.,
                                ACROTEC UK LTD.,
                             BALDWIN GLOBALTEC LTD.,
                           BALDWIN SWEDEN HOLDING AB,
                                 BALDWIN IVT AB,
                                BALDWIN JIMEK AB,
                               JAPAN-BALDWIN LTD.,

                                  as Guarantors

                                       and

                                MAPLE BANK GMBH,
                                    as Lender

                            Dated as of July 25, 2003

                        --------------------------------

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

                                TABLE OF CONTENTS

                                                                                                          Page
SECTION 1. Amount and Terms of Credit................................................................       1
   1.01 Commitments .................................................................................       1
   1.02 Minimum Borrowing Amounts, etc...............................................................       2
   1.03 Notice of Borrowing; Borrowing Base Certificate..............................................       2
   1.04 Disbursement of Funds........................................................................       2
   1.05 Notes........................................................................................       2
   1.06 Interest.....................................................................................       3
   1.07 Increased Costs; Illegality; etc.............................................................       4
   1.08 Compensation.................................................................................       6

SECTION 1A. Letters of Credit........................................................................       6
   1A.01 Letters of Credit...........................................................................       6
   1A.02 Minimum Stated Amount.......................................................................       7
   1A.03 Letter of Credit Requests...................................................................       7
   1A.04 Agreement to Repay Letter of Credit Drawings................................................       7

SECTION 2. Borrower Representative...................................................................       8

SECTION 3. Fees; Commitments.........................................................................       9
   3.01 Fees ........................................................................................       9
   3.02 Voluntary Termination of Commitment..........................................................       9
   3.03 Other Termination of Commitment..............................................................       9

SECTION 4. Prepayments; Repayments; Taxes............................................................      10
   4.01 Voluntary Prepayments........................................................................      10
   4.02 Mandatory Repayments.........................................................................      10
   4.03 Method and Place of Payment..................................................................      11
   4.04 Net Payments.................................................................................      12

SECTION 5. Conditions Precedent to Credit Events on the Initial Borrowing Date.......................      13
   5.01 Execution of Agreement; Revolving Notes......................................................      13
   5.02 Officer's Certificate........................................................................      13
   5.03 Opinions of Counsel..........................................................................      13
   5.04 Company Documents............................................................................      13
   5.05 Approvals ...................................................................................      13
   5.06 Refinancing .................................................................................      14
   5.07 Pledge Agreements............................................................................      15
   5.08 Security Agreements..........................................................................      15
   5.09 Foreign Security Agreements..................................................................      16
   5.10 Shareholders' Agreements; Management Agreements; Collective Bargaining
           Agreements; Existing Indebtedness Agreements; Tax Allocation Agreements...................      16
   5.11 Solvency Certificate; Insurance Certificates; etc............................................      17
   5.12 Financial Statements; Pro Forma Financial Statements; Projections............................      17

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
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   5.13 Payment of Fees..............................................................................      18
   5.14 Consent Letter...............................................................................      18
   5.15 Material Contracts...........................................................................      18
   5.16 Purchase and Sale Agreements.................................................................      18
   5.17 Notice to Bank...............................................................................      18

SECTION 6. Conditions Precedent to All Credit Events.................................................      19
   6.01 No Default; Representations and Warranties...................................................      19
   6.02 Notice of Borrowing; Letter of Credit Request................................................      19
   6.03 Adverse Change, etc..........................................................................      19
   6.04 Litigation ..................................................................................      19
   6.05 Eligible Accounts Receivable.................................................................      19
   6.06 Notice to Customers..........................................................................      19
   6.07 Other Proceedings............................................................................      19

SECTION 7. Representations and Warranties............................................................      20
   7.01 Company Status...............................................................................      20
   7.02 Company Power and Authority..................................................................      20
   7.03 No Violation.................................................................................      20
   7.04 Litigation ..................................................................................      21
   7.05 Use of Proceeds; Margin Regulations..........................................................      21
   7.06 Governmental Approvals.......................................................................      21
   7.07 Investment Company Act.......................................................................      21
   7.08 Public Utility Holding Company Act...........................................................      21
   7.09 True and Complete Disclosure.................................................................      21
   7.10 Financial Condition; Financial Statements....................................................      22
   7.11 Security Interests...........................................................................      23
   7.12 Compliance with ERISA........................................................................      23
   7.13 Capitalization...............................................................................      25
   7.14 Subsidiaries.................................................................................      26
   7.15 Intellectual Property, etc...................................................................      26
   7.16 Compliance with Statutes; Agreements, etc....................................................      26
   7.17 Environmental Matters........................................................................      27
   7.18 Properties ..................................................................................      28
   7.19 Labor Relations..............................................................................      28
   7.20 Tax Returns and Payments.....................................................................      28
   7.21 Insurance ...................................................................................      29
   7.22 Material Contract............................................................................      29
   7.23 Existing Indebtedness........................................................................      29
   7.24 No Burdensome Restrictions...................................................................      29
   7.25 Status Under Certain Federal Statutes........................................................      29
   7.26 German Money Laundering Act..................................................................      30
   7.27 Dutch PMP Representation.....................................................................      30
   7.28 Status of Accounts...........................................................................      30

SECTION 8. Affirmative Covenants.....................................................................      30
   8.01 Information Covenants........................................................................      30

                                                                                                          Page
                                                                                                          ----
   8.02 Books, Records and Inspections; Servicing Agreement..........................................      35
   8.03 Insurance ...................................................................................      35
   8.04 Payment of Taxes.............................................................................      36
   8.05 Existence; Franchises........................................................................      36
   8.06 Compliance with Statutes; etc................................................................      36
   8.07 Compliance with Environmental Laws...........................................................      37
   8.08 ERISA .......................................................................................      37
   8.09 Good Repair .................................................................................      39
   8.10 Further Assurances...........................................................................      39
   8.11 Use of Proceeds..............................................................................      40
   8.12 Maintenance of Company Separateness..........................................................      40
   8.13 Performance of Obligations...................................................................      41
   8.14 Certain Post-Effective Date Matters..........................................................      41
   8.15 Dutch PMP Representation.....................................................................      42

SECTION 9. Negative Covenants........................................................................      42
   9.01 Changes in Business; etc.....................................................................      42
   9.02 Consolidation; Merger; Sale or Purchase of Assets; etc.......................................      42
   9.03 Liens .......................................................................................      43
   9.04 Indebtedness.................................................................................      44
   9.05 Advances; Investments; Loans.................................................................      45
   9.06 Restricted Payments; etc.....................................................................      46
   9.07 Transactions with Affiliates.................................................................      46
   9.08 Capital Expenditures.........................................................................      46
   9.09 Limitation on Voluntary Payments and Modifications of Indebtedness; Modifications of
           Certificate of Incorporation, By-Laws and Certain Other Agreements, etc...................      47
   9.10 Limitation on Issuance of Equity Interests...................................................      47
   9.11 Limitation on Certain Restrictions on Subsidiaries...........................................      47
   9.12 Limitation on the Creation of Subsidiaries...................................................      48
   9.13 Limitation on Changes in Fiscal Year.........................................................      48
   9.14 Limitation on Negative Pledge Clauses........................................................      48
   9.15 Tax Sharing .................................................................................      48
   9.16 Limitation or Use of Proceeds................................................................      48
   9.17 Customer Contract............................................................................      48
   9.18 Value of Collateral..........................................................................      48

SECTION 10. Events of Default........................................................................      49
   10.01 Payments ...................................................................................      49
   10.02 Representations, etc........................................................................      49
   10.03 Covenants ..................................................................................      49
   10.04 Default Under Other Agreements..............................................................      49
   10.05 Bankruptcy, etc.............................................................................      49
   10.06 ERISA ......................................................................................      50
   10.07 Security Documents..........................................................................      50
   10.08 Guaranties .................................................................................      51
   10.09 Judgments ..................................................................................      51
   10.10 Denial of Liability.........................................................................      51
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
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                                                                                                          ----
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   10.11 Governmental Action.........................................................................      51
   10.12 Material Adverse Effect.....................................................................      51
   10.13 Change of Control...........................................................................      51
   10.14 Termination Event...........................................................................      51
   10.15 Controlling Interest in Baldwin Japan and Baldwin Sweden....................................      52
   10.16 Resolutions.................................................................................      52

SECTION 11. Definitions and Rules of Interpretation..................................................      52
   11.01 Definitions.................................................................................      52
   11.02 Rules of Interpretation.....................................................................      75

SECTION 12. Miscellaneous............................................................................      77
   12.01 Payment of Expenses, etc....................................................................      77
   12.02 Right of Setoff.............................................................................      78
   12.03 Notices ....................................................................................      78
   12.04 Benefit of Agreement; Assignment............................................................      79
   12.05 No Waiver; Remedies Cumulative..............................................................      80
   12.06 Computations................................................................................      81
   12.07 Governing Law; Submission to Jurisdiction; Venue............................................      81
   12.08 Counterparts................................................................................      82
   12.09 Effectiveness...............................................................................      82
   12.10 Headings Descriptive........................................................................      82
   12.11 Amendment or Waiver, etc....................................................................      82
   12.12 Survival ...................................................................................      82
   12.13 Domicile of Loans and Commitments...........................................................      82
   12.14 Confidentiality.............................................................................      82
   12.15 Waiver of Jury Trial........................................................................      83
   12.16 Waiver of Damages...........................................................................      84
   12.17 English Language............................................................................      84
   12.18 Waiver of Sovereign Immunity................................................................      84
   12.19 Judgment Currency...........................................................................      84
   12.20 Maple Bank GmbH as a German Bank............................................................      85
   12.21 Notification to and Acknowledgments from Credit Parties.....................................      85

SECTION 13. Guaranty.................................................................................      85
   13.01 The Guaranty................................................................................      85
   13.02 Bankruptcy .................................................................................      86
   13.03 Nature of Liability.........................................................................      86
   13.04 Independent Obligation......................................................................      86
   13.05 Authorization...............................................................................      86
   13.06 Reliance ...................................................................................      87
   13.07 Subordination...............................................................................      87
   13.08 Waiver .....................................................................................      88

SECTION 14. Limitation of Liability..................................................................      88
   14.01 UK Guarantee Limitations....................................................................      88
   14.02 US Guarantee Limitations....................................................................      89
   14.03 German Guarantee Limitations................................................................      89
   14.04 Swedish Guarantee Limitations...............................................................      91

                                                                            Page
                                                                            ----
SCHEDULE I        List of Lender and Commitment
SCHEDULE II       Lender Address
SCHEDULE 5.03     List of Counsel to the Credit Parties
SCHEDULE 7.12     ERISA
SCHEDULE 7.13     Capitalization
SCHEDULE 7.14     Subsidiaries
SCHEDULE 7.17     Environmental Matters
SCHEDULE 7.18     Properties
SCHEDULE 7.21     Insurance
SCHEDULE 7.22     Material Contracts
SCHEDULE 7.23     Existing Indebtedness
SCHEDULE 7.28     Original Accounts
SCHEDULE 9.17     Designated Accounts

EXHIBIT A   -  Form of Notice of Borrowing
EXHIBIT B   -  Form of Revolving Note
EXHIBIT C   -  [INTENTIONALLY OMITTED]
EXHIBIT D   -  Form of Opinion of Counsel to the Credit Parties
EXHIBIT E   -  Form of Officers' Certificate
EXHIBIT F   -  Form of Pledge Agreement
EXHIBIT G   -  Form of Security Agreement
EXHIBIT H-1 -  Form of Solvency Certificate
EXHIBIT H-2 -  [INTENTIONALLY OMITTED]
EXHIBIT I   -  Form of Consent Letter
EXHIBIT J   -  Form of Borrowing Base Certificate
EXHIBIT K   -  Form of Letter of Credit Request
EXHIBIT L   -  Form of Notice to Account Debtors
EXHIBIT M   -  Form of Notice to Bank

                  CREDIT AGREEMENT, dated as of July 25, 2003, among BALDWIN EUROPE CONSOLIDATED B.V., a private company with limited liability incorporated under the laws of The Netherlands (the "Borrower"), Baldwin Technology Company, Inc., a Delaware corporation, as Parent, Guarantor and Borrower Representative, BALDWIN AMERICAS CORPORATION, a Delaware corporation ("BAC"), BALDWIN EUROPE CONSOLIDATED INC., a Delaware corporation ("BEC"), BALDWIN ASIA PACIFIC CORPORATION, a Delaware corporation ("BAPC" together with BAC and BEC, each a "Guarantor Parent"), BALDWIN GRAPHIC SYSTEMS INC., a Delaware corporation ("Baldwin Graphic"), BALDWIN GERMANY GMBH, a German company ("Baldwin Germany"), BALDWIN U.K. HOLDING LIMITED, a company incorporated in England and Wales ("Baldwin U.K."), BALDWIN (UK) LTD., a company incorporated in England and Wales ("Baldwin (UK)"), ACROTEC UK LTD., a company incorporated in England and Wales ("Acrotec UK"), BALDWIN GLOBALTEC LTD., a company incorporated in England and Wales ("Baldwin Globaltec"), BALDWIN SWEDEN HOLDING AB, a limited liability company incorporated in Sweden under registration number 556263-4724 ("Baldwin Sweden"), BALDWIN IVT AB, a limited liability company incorporated in Sweden under registration number 556225-4721 ("Baldwin IVT"), BALDWIN JIMEK AB, a limited liability company incorporated in Sweden under registration number 556528-6860 ("Baldwin Jimek"), JAPAN-BALDWIN LTD., a Japanese company ("Baldwin Japan" together with Baldwin Graphic, Baldwin Jimek, Baldwin IVT, Baldwin Sweden, Baldwin Globaltec, Acrotec UK, Baldwin (UK), Baldwin U.K. and Baldwin Germany, each a "Guarantor Subsidiary, and collectively, the "Guarantor Subsidiaries") and MAPLE BANK GMBH, a German bank, as Lender. Unless otherwise defined herein, all capitalized terms used herein and defined in Section 11 are used herein as so defined.

                              W I T N E S S E T H:

                  WHEREAS, subject to and upon the terms and conditions herein set forth, the Lender is willing to make available to the Borrower the credit facilities provided for herein;

                  NOW, THEREFORE, IT IS AGREED:

                  SECTION 1. Amount and Terms of Credit.

                  1.01 Commitments.

                  (a) Revolving Loans. Subject to and upon the terms and conditions set forth herein, the Lender agrees to make, at any time and from time to time on or after the Initial Borrowing Date and prior to the Revolving Loan Maturity Date, a revolving loan or revolving loans to the Borrower (each, a "Revolving Loan" and, collectively, the "Revolving Loans"), which Revolving
Loans:

                  (i) shall be made and maintained in Dollars or Euros as may be elected by the Borrower Representative;

                  (ii) except as hereafter provided, shall be incurred and maintained as Eurodollar Loans (which may be Euro Denominated Loans), provided that except as otherwise specifically provided in Section 1.07(b), all Revolving Loans made as part of the same Borrowing shall at all times consist of Revolving Loans of the same Type;

                  (iii) may be repaid and reborrowed in accordance with the provisions hereof; and

                  (iv) shall not be made (and shall not be required to be made) by the Lender in any instance where the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to repay any amounts theretofore outstanding pursuant to this Agreement) would cause the sum of (x) the aggregate principal amount of Loans outstanding from the Lender and (y) the aggregate Stated Amounts of the Letters of Credit issued by the Lender, to exceed the amount of its Commitment at such time.

Notwithstanding the foregoing, in no event shall the sum of (x) the aggregate principal amount of the Loans at any time outstanding and (y) the aggregate Stated Amounts of the Letters of Credit issued by the Lender, exceed the lesser of (i) the Commitment of the Lender as then in effect and (ii) the Borrowing Base.

                  1.02 Minimum Borrowing Amounts, etc. The aggregate principal amount of each Borrowing of Loans shall not be less than the Minimum Borrowing Amount (or, in the case of a Euro Denominated Loan, the Dollar Equivalent thereof), and in increments of $100,000 in excess thereof (or, in the case of a Euro Denominated Loan, the Dollar Equivalent of $100,000). More than one Borrowing may be incurred on any day, but at no time shall there be outstanding more than one Borrowing of the Loans in any one-week period.

                  1.03 Notice of Borrowing; Borrowing Base Certificate. Whenever the Borrower desires to make a Borrowing of Loans hereunder, an Authorized Officer of the Borrower Representative shall give the Lender (a) at least three Business Days' prior written (or telephonic notice promptly confirmed in writing) notice of each Eurodollar Loan (which may be Euro Denominated Loan) to be made hereunder, provided that any such notice shall be deemed to have been given on a certain day only if given before 2:00 P.M. (New York time) on such day. Each such written notice or telephonic notice promptly confirmed in writing (each, a "Notice of Borrowing"), except as otherwise expressly provided in
Section 1.07, shall be irrevocable and shall be given by or on behalf of the Borrower in the form of Exhibit A, appropriately completed to specify: (i) the aggregate principal amount of the Revolving Loans to be made pursuant to such Borrowing (stated in the relevant currency), (ii) the date of such Borrowing (which shall be a Business Day), (iii) the account information for disbursement of the Revolving Loans, (iv) whether the Revolving Loans shall be incurred in Dollars or Euros, (v) the Unutilized Commitment after giving effect to such Borrowing and (vi) information regarding the Eligible Accounts Receivable (both at such date and as projected for the date of such Borrowing), in form and substance satisfactory to the Lender.

                  1.04 Disbursement of Funds. Not later than 4:00 P.M. (New York time) on the date specified in each Notice of Borrowing, the Lender will make available the Loan for each such Borrowing requested to be made on such date in Dollars or Euros (in the case of a Euro Denominated Loan), as requested in the applicable Notice of Borrowing .

                  1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made by the Lender shall be evidenced by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B with blanks appropriately completed in conformity herewith (the "Revolving Note").

                  (b) The Revolving Note issued to the Lender shall (i) be executed by the Borrower, (ii) be payable to the order of the Lender (or an affiliate designated by the Lender) or its registered assigns and be dated the Effective Date (or, if issued thereafter, the date of issuance thereof), (iii) be in a stated principal amount (expressed in Dollars) equal to the Commitment of the Lender on the date of issuance thereof (or, if issued after the termination of such Commitment, in an amount equal to the exposure of the Lender), provided that if, because of fluctuations in exchange rates after the date of issuance thereof, the Revolving Note of the Lender would not be at least in an amount equal to the outstanding principal amount (taking the Dollar Equivalent of all Euro Denominated Loans evidenced thereby) of the Revolving Loans made by the Lender at any time outstanding, the Lender may request (and in such case the Borrower shall promptly execute and deliver, upon return by the Lender of the Revolving Note to be replaced) a new Revolving Note in an amount equal to the aggregate principal amount (taking the Dollar Equivalent of all Euro Denominated Loans evidenced thereby) of the Revolving Loans of the Lender outstanding on the date of the issuance of such new Revolving Note, (iv) bear interest as provided in Section 1.06 in respect of Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby from time to time, (v) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (vi) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (c) The Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Revolving Note endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in any such notation or endorsement shall not affect the Borrower's obligations in respect of any Loans.

                  (d) Notwithstanding anything to the contrary contained above or elsewhere in this Agreement, the Revolving Note shall only be delivered to the Lender at any time the Lender specifically requests the delivery of the Revolving Note. No failure of the Lender to request or obtain a Revolving Note evidencing its Loans to the Borrower shall affect or in any manner impair the obligations of the Borrower to pay the Loans (and all related Obligations) which would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security or guaranties therefor provided pursuant to the various Credit Documents. In the event the Lender does not have a Revolving Note evidencing its outstanding Loans, the Lender shall in no event be required to make the notations otherwise described in preceding clause (c). At any time when the Lender requests the delivery of a Revolving Note to evidence any of its Loans, the Borrower shall promptly execute and deliver to the respective Lender the requested Revolving Note in the appropriate amount to evidence such Loans.

                  1.06 Interest. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of any Base Rate Loan from the date of conversion thereof pursuant to Section 1.07(b) until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall be equal to the sum of the Applicable Margin plus the Base Rate each as in effect from time to time; provided that at no times will such interest rate be less than 10.5% per annum.

                  (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Revolving Loan from the date of Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Loan to a Base Rate Loan pursuant to Section 1.07(b), at a rate per annum which shall be equal to the sum of the Applicable Margin as in effect from time to time plus the Eurodollar Rate for a three-month interest period (an "Interest Period"); provided that at no times will such interest rate be less than 10.5% per annum.

                  (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable by the Borrower hereunder or under any other Credit Document shall, in each case, bear interest at a rate per annum equal to the rate which is 2% in excess of the rate then borne by such Loan. Interest which accrues under this
Section 1.06(c) shall be payable on demand.

                  (d) Accrued and (theretofore) unpaid interest on the average daily outstanding balance of each Base Rate Loan and each Eurodollar Loan shall be payable in arrears on each Monthly Payment Date, and on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after maturity, on demand.

                  (e) Upon each Interest Determination Date, the Lender shall determine the Eurodollar Rate and Applicable Margin and shall promptly notify the Borrower Representative thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

                  1.07 Increased Costs; Illegality; etc. (a) In the event that the Lender shall have determined in good faith (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

                  (i) on any Interest Determination Date that, by reason of any changes arising after the Effective Date affecting the applicable interbank market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of the Eurodollar Rate; or

                  (ii) at any time, that the Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan or Letter of Credit because of (x) any change since the Effective Date in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to (A) a change in the basis of taxation of payments to the Lender of the principal of or interest on the Loans or any other amounts payable under the Letters of Credit or otherwise hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or net profits of the Lender imposed by the jurisdiction in which its principal office or applicable lending office is located), or (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or (y) other circumstances arising since the Effective Date affecting the Lender, the interbank market or the position of the Lender in such market; or

                  (iii) at any time after the Effective Date, that the making or continuance of any Eurodollar Loan has been made unlawful by any law or governmental rule, regulation or order (or would conflict with any governmental rule, regulation, guideline, request or order not having the force of law but with which the Lender customarily complies even though the failure to comply therewith would not be unlawful), or impracticable as a result of a contingency occurring after the Effective Date which materially and adversely affects the applicable interbank market;

then, and in any such event, the Lender shall promptly give notice (by telephone confirmed in writing) to the Borrower. Thereafter (x) in the case of clause (i) above, in the event Eurodollar Loans are so affected, Eurodollar Loans, shall no longer be available until such time as the Lender notifies Borrower Representative that the circumstances giving rise to such notice by the Lender no longer exist, and any Notice of Borrowing given by Borrower Representative with respect to Eurodollar Loans, which have not yet been incurred (including by way of conversion) shall be deemed rescinded, (y) in the case of clause (ii) above, the Borrower agrees to pay to the Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as the Lender in its sole discretion shall determine) as shall be required to compensate the Lender for such increased costs or reductions in amounts received or receivable hereunder (with the written notice as to the additional amounts owed to the Lender, submitted to the Borrower by the Lender in accordance with the foregoing to be, absent manifest error, final and conclusive and binding on all the parties hereto, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section 1.07(a) upon the subsequent receipt of such notice), (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.07(b) as promptly as possible and, in any event, within the time period required by law. The Lender agrees that if it gives notice to Borrower Representative of any of the events described in clause (i), (ii) or (iii) above, it shall promptly notify Borrower Representative if such event ceases to exist.

                  (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.07(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected by the circumstances described in Section 1.07(a)(iii) shall) require the affected Lender to convert such Eurodollar Loan into a Base Rate Loan (which conversion, in the case of the circumstance described in Section 1.07(a)(iii), shall occur no later than the last day of the Interest Period then applicable to such Eurodollar Loan, or such earlier day as shall be required by applicable law).

                  (c) If the Lender shall have determined after the Effective Date that the adoption or effectiveness after the Effective Date of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change after the Effective Date in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Lender's or such other corporation's capital or assets as a consequence of the Lender's Commitment hereunder or its obligations hereunder to a level below that which the Lender or such other corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration the Lender's or such other corporation's policies with respect to capital adequacy), then from time to time, upon written demand by the Lender, accompanied by the notice referred to in the next succeeding sentence of this clause (c), the Borrower agrees to pay to the Lender such additional amount or amounts as will compensate the Lender or such other corporation for such reduction in the rate of return to the Lender or such other corporation. The Lender, upon determining in good faith that any additional amounts will be payable pursuant to this
Section 1.07(c), will give prompt written notice thereof to the Borrower Representative, which notice shall set forth the Lender's basis for asserting its rights under this Section 1.07(c) and the calculation, in reasonable detail, of such additional amounts claimed hereunder, although the failure to give any such notice shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this Section 1.07(c) upon the subsequent receipt of such notice. The Lender's good faith determination of compensation owing under this Section 1.07(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto.

                  1.08 Compensation. The Borrower agrees to compensate the Lender, upon its written request (which request shall set forth in reasonable detail the basis for requesting such compensation), for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by the Lender to fund its Eurodollar Loans but excluding any loss of anticipated profit) which the Lender may sustain: (i) if any repayment (including any repayment made pursuant to Section 4.01 or 4.02 or as a result of an acceleration of the Loans pursuant to Section 10) or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period applicable thereto; (ii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iii) as a consequence of (x) any other default by the Borrower to repay its Loans when required by the terms of this Agreement or any Revolving Note held by the Lender or (y) any election made pursuant to Section 1.07(b). The Lender's calculation of the amount of compensation owing pursuant to this
Section 1.08 shall be made in good faith. The Lender's basis for requesting compensation pursuant to this Section 1.08 and its calculation of the amount thereof, shall, absent manifest error, be final and conclusive and binding on all parties hereto.

                  SECTION 1A. Letters of Credit.

                  1A.01 Letters of Credit. (a) Subject to and upon the terms and conditions herein set forth, the Borrower Representative may request the Lender, at any time and from time to time on and after the Initial Borrowing Date and prior to the fifth Business Day preceding the Revolving Loan Maturity Date, to issue, for the account of the Borrower and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Obligations of the respective Credit Party, irrevocable standby letters of credit for a term to be agreed by the Lender, in a form customarily used by the Lender or in such other form as has been approved by the Lender (each such letter of credit, a "Letter of Credit") in support of such L/C Supportable Obligations. Each Letter of Credit shall be deemed to constitute a utilization of the Commitment and in no event shall the aggregate Stated Amount of the Letters of Credit outstanding at any time exceed $3,000,000. All Letters of Credit shall be denominated in Dollars or Euros.

                  (b) Subject to and upon the terms and conditions set forth herein, the Lender hereby agrees that it will, at any time and from time to time on and after the Initial Borrowing Date and prior to the fifth Business Day preceding the Revolving Loan Maturity Date, following its receipt of a Letter of Credit Request, issue for the account of the Borrower one or more Letters of Credit in support of L/C Supportable Obligations of the respective Credit Party that arise in the ordinary course of business; provided that the Lender shall be under no obligation to issue any Letter of Credit if at the time of such issuance:

                  (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain the Lender from issuing such Letter of Credit or any requirement of law applicable to the Lender or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Lender shall prohibit, or request that the Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which the Lender is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to the Lender as of the date hereof and which the Lender in good faith deems material to it; or

                  (ii)     a Default or an Event of Default exists.

                  (c) Notwithstanding the foregoing, each Letter of Credit shall by its term terminate on or before a date to be agreed between the Borrower Representative and the Lender but in no event later than the fifth Business Day preceding the Revolving Loan Maturity Date.

                  1A.02 Minimum Stated Amount. The Stated Amount of each Letter of Credit upon issuance shall be not less than $100,000 (or if issued in Euros, the Dollar Equivalent of $100,000), or such lesser amount as is reasonably acceptable to the Lender.

                  1A.03 Letter of Credit Requests. (a) Whenever a Credit Party desires that a Letter of Credit be issued for its account, the Borrower Representative shall give the Lender at least five Business Days written notice prior to the proposed date of issuance (which shall be a Business Day). Each notice shall be in the form of Exhibit K (each, a "Letter of Credit Request"), and shall specify whether the requested Letter of Credit shall be denominated in Dollars or Euros. Each Letter of Credit Request shall include any other documents as the Lender customarily requires in connection therewith.

                  (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Credit Parties, that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 1A.01 and Section 6.

                  1A.04 Agreement to Repay Letter of Credit Drawings. (a) The Borrower hereby agrees to reimburse the Lender, by making payment in Dollars (or in the case of Letters of Credit with Stated Amounts denominated in Euros, in Euros) to the Lender in immediately available funds at the Payment Office for any payment or disbursement made by the Lender under any Letter of Credit issued by it (each such amount so paid until reimbursed, an "Unpaid Drawing"), not later than the first Business Day after the Lender notifies the Borrower of such payment or disbursement, with interest on the amount so paid or disbursed by the Lender, to the extent not reimbursed prior to 2:00 P.M. (New York time), on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date the Lender is reimbursed by the Borrower therefor at a rate per annum which shall be
(x) the Eurodollar Rate for the Interest Period in effect from time to time plus the Applicable Margin, provided, however, to the extent such amounts are not reimbursed prior to 2:00 P.M. (New York time) on the first Business Day following notice to the Borrower by the Lender of such payment or disbursement, interest shall thereafter accrue on the amounts so paid or disbursed by the Lender and until reimbursed by the Borrower at a rate per annum which shall be 2% in excess of the rate then applicable to such Letter of Credit; provided further, that it is understood and agreed, however, that the notices referred to above in this clause (a) and in the immediately preceding proviso shall not be required to be given if a Default or an Event of Default of the type set forth in Section 10.05 shall have occurred and be continuing (in which case the Unpaid Drawings shall be due and payable immediately without presentment, demand, protest or notice of any kind (all of which are hereby waived by each Credit Party) and shall bear interest at the rate provided in the foregoing proviso on and after the first Business Day following the respective Drawing).

                  (b) The obligations of the Borrower under clause (a) above shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the respective Credit Party may have or have had against the Lender including, without limitation, (i) any defense based upon the failure of any drawing under a Letter of Credit (each, a "Drawing") to conform to the terms of such Letter of Credit or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing; (ii) any lack of validity or enforceability of any Letter of Credit; (iii) any draft, demand, certificate or any other documents presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; (v) payment by the Lender under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit; (vi) failure of any drawing under a Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of any drawing; or (vii) the fact that a Default or Event of Default shall have occurred and be continuing; provided, however, that no Credit Party shall be obligated to reimburse the Lender for any wrongful payment made by the Lender under a Letter of Credit issued by it as a result of deliberate acts or omissions constituting willful misconduct or gross negligence on the part of the Lender (as determined by a court of competent jurisdiction in a final and non-appealable decision). Any action taken or omitted to be taken by the Lender under or in connection with any Letter of Credit shall not create for the Lender any resulting liability to any Credit Party unless such action is taken or admitted to be taken with gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).

                  SECTION 2. Borrower Representative. The Lender shall be entitled to rely upon, and shall be fully protected in relying upon, any Notice of Borrowing or similar notice believed by the Lender to be genuine. The Lender may assume that each Person executing and delivering such a notice was duly authorized, unless the responsible individual acting thereon for the Lender has actual knowledge to the contrary. The Borrower and each Guarantor hereby designates the Borrower Representative as its representative and agent on its behalf for the purposes of issuing Notices of Borrowing, giving instructions with respect to the disbursement of the proceeds of the Loans, giving and receiving all other notices and consents hereunder or under any of the other Credit Documents and taking all other actions (including in respect of compliance with covenants) on behalf of the Borrower or the Guarantors under the Credit Documents. The Borrower Representative hereby accepts such appointment. The Lender may regard any notice or other communication pursuant to any Credit Document from the Borrower Representative as a notice or communication from the Borrower and the Guarantors, and may give any notice or communication required or permitted to be given to the Borrower or any Guarantor hereunder to the Borrower Representative on behalf of the Borrower or such Guarantor or Guarantors. The Borrower and each Guarantor agree that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by the Borrower Representative shall be deemed for all purposes to have been made by the Borrower or such Guarantor or Guarantors, as the case may be, and shall be binding upon and enforceable against the Borrower or Guarantor or Guarantors, as the case may be, to the same extent as if the same had been made directly by the Borrower or Guarantor or Guarantors, as the case may be.

                  SECTION 3. Fees; Commitments.

                  3.01 Fees. (a) The Borrower shall pay to the Lender (i) a one time commitment fee of $25,000, which fee shall be due and payable on the Effective Date, (ii) a renewal fee in an amount computed at the rate of 2.00% of the Commitment, which fee shall be due and payable on the Effective Date and on the Anniversary Date (unless the Commitment is terminated earlier pursuant to Section 3.02 or 3.03), (iii) a commitment fee in an amount computed at the rate of 0.50% of the Total Unutilized Commitment for the applicable immediately preceding month, which fee shall be due and payable on each Monthly Payment Date, (iv) a maintenance fee in an amount computed at the rate of 0.25% of the daily average aggregate principal amount of the Revolving Loans then outstanding for the immediately preceding month, which fee shall be due and payable on each Monthly Payment Date, and (v) a termination fee of $35,000, which fee shall be due and payable on the date of termination of the Lender's Commitment if the Borrower elects to terminate such Commitment at any time prior to the date eighteen (18) months from the Effective Date. All fees once paid shall be non-refundable.

                  (b) The Borrower shall pay to the Lender a fee in an amount to be mutually agreed for the issuance of a Letter of Credit, which fee shall be due and payable prior to such issuance and once paid shall be non-refundable.

                  3.02 Voluntary Termination of Commitment. Upon at least 90 days' prior notice from an Authorized Officer of the Borrower Representative to the Lender, the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate the Total Unutilized Commitment at such time, in whole but not in part.

                  3.03 Other Termination of Commitment. The Lender may terminate the Commitment in whole on the Anniversary Date by delivering at least 90 days' prior written notice to the Borrower Representative. In addition to the foregoing, the Commitment shall terminate in its entirety on August 15, 2005. At the election of the Lender, no Revolving Loan shall be available and/or the Commitment shall terminate in its entirety upon the occurrence of a Default or an Event of Default.

                  SECTION 4. Prepayments; Repayments; Taxes.

                  4.01 Voluntary Prepayments. The Borrower shall have the right to prepay the Loans, without premium or penalty except as otherwise provided in this Agreement, in whole or in part, at any time and from time to time on the following terms and conditions:

                  (i) an Authorized Officer of the Borrower Representative shall give the Lender written notice (or telephonic notice promptly confirmed in writing) of the intent of the Borrower to prepay the Loans, which notice shall be given (x) prior to 2:00 P.M. (New York time) at least one Business Day prior to the date of such prepayment in the case of Loans maintained as Base Rate Loans and (y) prior to 10:00 A.M. (New York time) at least three Business Days prior to the date of such prepayment in the case of Loans maintained as Eurodollar Loans and in each case specifying the amount of such prepayment which shall be in an aggregate principal amount of at least $250,000 and minimum increments of $250,000 in excess thereof.

                  4.02 Mandatory Repayments. (a) All of the then outstanding principal amount of each Loan shall be repaid at its maturity (whether by acceleration or otherwise).

                  (b) In addition to any other mandatory repayments pursuant to this Section 4.02, if an Event of Default shall have occurred and be continuing, on each date on or after the Initial Borrowing Date upon which the Borrower receives (i) a Dividend from any Person or (ii) a distribution or payment of any sort from any Person with respect to any Equity Interest of such Borrower in any of its Subsidiaries, an amount equal to 100% of such proceeds shall be applied immediately, to the payment of any amount owing to the Lender under Section 1.08, then to the payment of any interest then due and payable to the Lender, and then to reduce the remaining principal balance of the Loans.

                  (c) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date on or after the Initial Borrowing Date upon which any of the Credit Parties receives cash proceeds from the incurrence of Indebtedness by it or any of its Affiliates (other than Indebtedness permitted to be incurred under Section 9.04 as in effect on the Effective Date), an amount equal to 100% of the Net Debt Proceeds received by such Credit Parties therefrom shall, (x) so long as no Default or Event of Default shall have occurred and be continuing, be deposited in the applicable Designated Account, and be applied on each Monthly Payment Date, and (y) upon the occurrence of a Default or an Event of Default, be applied immediately, to the payment of any amount owing to the Lender under Section 1.08, then to the payment of any interest then due and payable to the Lender, and then to reduce the remaining principal balance of the Loans.

                  (d) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date on or after the Initial Borrowing Date upon which any of the Credit Parties receives cash proceeds from any Asset Sale in excess of $250,000 in the aggregate per annum, an amount equal to 100% of the Net Sale Proceeds received by such Credit Parties therefrom shall, (x) so long as no Default or Event of Default shall have occurred and be continuing, be deposited in the applicable Designated Account, and be applied on each Monthly Payment Date, and (y) upon the occurrence of a Default or an Event of Default, be applied immediately, to the payment of any amount owing to the Lender under Section 1.08, then to the payment of any interest then due and payable to the Lender, and then to reduce the remaining principal balance of the Loans.

                  (e) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date on or after the Initial Borrowing Date upon which any of the Credit Parties receives cash proceeds from any Recovery Event, an amount equal to 100% of the proceeds of such Recovery Event received by such Credit Parties shall, (x) so long as no Default or Event of Default shall have occurred and be continuing, be deposited in the applicable Designated Account, and be applied on each Monthly Payment Date, and (y) upon the occurrence of a Default or an Event of Default, be applied immediately, to the payment of any amount owing to the Lender under Section 1.08, then to the payment of any interest then due and payable to the Lender, and then to reduce the remaining principal balance of the Loans.

                  (f) In addition to any other mandatory repayments pursuant to this Section 4.02, on each date on or after the Initial Borrowing Date upon which any of the Credit Parties receives cash proceeds from any Eligible Accounts Receivables (other than the Japanese Note), an amount equal to 100% of the proceeds of such Eligible Accounts Receivables shall, (x) so long as no Default or Event of Default shall have occurred and be continuing, be deposited in the applicable Designated Account, and (I) with respect to Designated Accounts denominated in Dollars, be applied on each Business Days and
(II) with respect to Designated Accounts denominated in Euros, be applied on each Payment Date after notice by the Lender to the applicable account bank, to the payment of any amount owing to the Lender under Section 1.08, then to the payment of any interest then due and payable to the Lender, and then to the remaining principal balance of the Loans, unless the Borrower Representative shall have delivered evidence reasonably satisfactory to the Lender that it is in compliance with Section 9.18 (including, in reasonable detail, the valuation of the Borrowing Base at such time) and the Lender shall have agreed that any such proceeds in excess of the Borrowing Base may be released from the Lien of the Security Documents and applied at the direction of the Borrower Representatives, and (y) upon the occurrence of a Default or an Event of Default, be applied immediately, to the payment of any amount owing to the Lender under Section 1.08, then to the payment of any interest then due and payable to the Lender, and then to the remaining principal balance of the Loans.

                  (g) Nothing in this Section 4.02 shall limit any other rights or remedies the Lender may have under Section 10 of this Agreement or under applicable law in connection with any Event of Default.

                  4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or the Revolving Note shall be made to the Lender not later than 2:00 P.M. (New York time) on the date when due and shall be made in Dollars (or in the case of Euro Denominated Loans in Euros) in immediately available funds at the Payment Office in respect of any obligation of the Borrower under this Agreement or pursuant to such other instructions as the Lender and the Borrower Representative may agree upon in writing. Any payments under this Agreement which are made later than 2:00 P.M. (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder or under any Revolving Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension. All payments of interest, Fees, costs and expenses payable under this Agreement shall be calculated on the basis of a 360-day year and actual number of days elapsed, except that payment of interest payable under this Agreement with respect to Base Rate Loans shall be calculated on the basis of a 365-day year and actual number of days elapsed.

                  4.04 Net Payments. (a) All payments made by any Credit Party under any Credit Document or under any Revolving Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income of the Lender pursuant to the laws of the jurisdiction in which the principal office or applicable lending office of the Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, other than as a result of a change in the location of the Payment Office, the Borrower (and any other Credit Party making the payment) agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Revolving Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Revolving Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, then the Borrower (and any other Credit Party making the payment) shall be obligated to reimburse the Lender, upon the written request of the Lender, for taxes imposed on or measured by the net income of the Lender pursuant to the laws of the jurisdiction in which the principal office or applicable lending office of the Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the Lender is organized or in which the principal office or applicable lending office of the Lender is located and for any withholding of taxes as the Lender shall determine are payable by, or withheld from, the Lender in respect of such amounts so paid to or on behalf of the Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of the Lender pursuant to this sentence, the Borrower (or Credit Party) will furnish to the Lender within 45 days after receipt thereof certified copies of tax receipts evidencing such payment by such Borrower (or the respective other Credit Party). The Credit Parties jointly and severally agree to indemnify and hold harmless the Lender, and reimburse the Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by the Lender.

                  (b) The Lender agrees to use reasonable efforts (consistent with legal and regulatory restrictions and subject to overall policy considerations of such Lender) to file any certificate or document or to furnish to the Borrower Representative any information, in each case, as reasonably requested by the Borrower Representative that may be necessary to establish any available exemption from, or reduction in the amount of, any Taxes; provided, however, subject to Section 12.14, nothing in this Section 4.04(c) shall require the Lender to disclose any confidential information (including, without limitation, its tax returns or its calculations).

                  SECTION 5. Conditions Precedent to Credit Events on the Initial Borrowing Date. The obligation of the Lender to make each Loan hereunder on the Initial Borrowing Date, is subject, at the time of the making of such Loans, to the satisfaction of the following conditions:

                  5.01 Execution of Agreement; Revolving Notes. On or prior to the Initial Borrowing Date, (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Lender the Revolving Note executed by the Borrower and in the amount, maturity and as otherwise provided herein.

                  5.02 Officer's Certificate. On the Initial Borrowing Date, the Lender shall have received a certificate from the Borrower Representative on behalf of the Borrower, dated such date and signed by an Authorized Officer of the Borrower, certifying that all of the applicable conditions set forth in Sections 5.05 through 5.14, inclusive, and Sections 6.01, 6.03, 6.04 and 6.05, have been or will be satisfied on such date.

                  5.03 Opinions of Counsel. On the Initial Borrowing Date, the Lender shall have received from each special counsel to the Borrower, Parent and Guarantors set forth in Schedule 5.03, an opinion or opinions addressed to the Lender and dated the Initial Borrowing Date substantially in the form of Exhibit D with such changes thereto as are appropriate in the jurisdiction to which such opinion relates, in form, scope and substance reasonably satisfactory to the Lender.

                  5.04 Company Documents. (a) On the Initial Borrowing Date, the Lender shall have received from the Borrower Representative a certificate, dated the Initial Borrowing Date, signed by the chairman, the president or any vice-president of such Person, and attested to by the secretary, any assistant secretary or other Authorized Officer of such Person, in the form of Exhibit E with appropriate insertions, together with copies of the certificate of incorporation, by-laws or equivalent organizational documents of such Person and the resolutions of such Person referred to in such certificate, and all of the foregoing (including each such certificate of incorporation, by-laws or other organizational document) shall be reasonably satisfactory to the Lender.

                  (b) On the Initial Borrowing Date and after giving effect to the Transaction, the capital structure (including, without limitation, the terms of any capital stock, options, warrants or other securities issued by Parent or its Subsidiaries) and management of Parent, the Borrower and their respective Subsidiaries shall be in form and substance reasonably satisfactory to the Lender.

                  5.05 Approvals. On or prior to the Initial Borrowing Date, (i) all necessary governmental (domestic and foreign), regulatory and third party approvals and/or consents, if any, in connection with the transactions contemplated by the Credit Documents and otherwise referred to herein or therein shall have been obtained and remain in full force and effect and evidence thereof shall have been provided to the Lender, and (ii) all applicable waiting periods, if any, shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Transaction, the making of the Loans and the transactions contemplated by the Credit Documents or otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon, or materially delaying, or making economically unfeasible, the consummation of the Transaction or the making of the Loans or the other transactions contemplated by the Credit Documents or otherwise referred to herein or therein.

                  5.06 Refinancing. (a) On the Initial Borrowing Date, the total commitments in respect of the Indebtedness to be Refinanced shall have been terminated, and all loans with respect thereto shall have been repaid in full with the proceeds of the initial Loan hereunder, together with interest thereon, all letters of credit and bank guaranties issued thereunder shall have been terminated and all other amounts owing pursuant to the Indebtedness to be Refinanced shall have been repaid in full with the proceeds of the initial Loan hereunder and all documents in respect of the Indebtedness to be Refinanced and all guarantees with respect thereto shall have been terminated (except as to indemnification provisions contained therein which by their express terms are intended to survive such termination and as are reasonably satisfactory to the Lender) and be of no further force and effect.

                  (b) On the Initial Borrowing Date, the creditors in respect of the Indebtedness to be Refinanced shall have terminated and released all security interests and Liens on the assets owned by Parent, the Borrower and their respective Subsidiaries. The Lender shall have received such releases of security interests in and Liens on the assets owned by Parent, the Borrower and their respective Subsidiaries as may have been requested by the Lender, which releases shall be in form, scope and substance reasonably satisfactory to the Lender. Without limiting the foregoing, there shall have been delivered (i) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect to Parent, the Borrower or any of their respective Subsidiaries in connection with the security interests created with respect to the Indebtedness to be Refinanced and the documentation related thereto, (ii) termination or reassignment of any security interest in, or Lien on, any patents, trademarks, copyrights, or similar interests of Parent, the Borrower or any of their respective Subsidiaries on which filings have been made, (iii) terminations of all mortgages, leasehold mortgages, deeds of trust and leasehold deeds of trust created with respect to property of Parent, the Borrower or any of their respective Subsidiaries, in each case, to secure the obligations in respect of the Indebtedness to be Refinanced, all of which such terminations shall be in form, scope and substance reasonably satisfactory to the Lender and (iv) all collateral owned by Parent, the Borrower or any of their respective Subsidiaries in the possession of any of the creditors in respect of the Indebtedness to be Refinanced or any collateral agent or trustee under any related security document shall have been returned to Parent, the Borrowers or such Subsidiary.

                  (c) The Refinancing shall have been consummated in all material respects in accordance with all applicable laws. On or prior to the Initial Borrowing Date, the Lender shall have received true and correct copies of all Refinancing Documents, certified as such by an appropriate officer of Parent.

                  (d) The Lender shall have received evidence in form, scope and substance reasonably satisfactory to the Lender that the matters set forth in this Section 5.06 have been satisfied on the Initial Borrowing Date.

                  5.07 Pledge Agreements. On the Initial Borrowing Date, each of Parent, Baldwin Graphic and each Guarantor Parent shall have duly authorized, executed and delivered the Pledge Agreement in the form of Exhibit G (as amended, modified, restated and/or supplemented from time to time, the "Pledge Agreement") and shall have delivered to the Lender, as Pledgee thereunder, all of the Pledge Agreement Collateral, if any, referred to therein and then owned by such Person, (x) endorsed in blank in the case of promissory notes constituting Pledge Agreement Collateral and (y) together with executed and undated transfer powers in the case of certificated Equity Interests constituting Pledge Agreement Collateral, and the Pledge Agreement shall be in full force and effect.

                  5.08 Security Agreements. On the Initial Borrowing Date, each of Parent, Baldwin Graphic and each Guarantor Parent shall have duly authorized, executed and delivered the Security Agreement in the form of Exhibit H (as amended, modified, restated and/or supplemented from time to time, a "Security Agreement" and collectively, the "Security Agreements") covering all of such Person's present and future Security Agreement Collateral referred to therein, together with:

                  (i) proper Financing Statements (Form UCC-1 or the equivalent) fully executed (where required) for filing under the UCC or in other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Lender, desirable to perfect the security interests purported to be created by the Security Agreement;

                  (ii) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, each of a recent date, listing all effective financing statements that name any Credit Party or any of its Subsidiaries as debtor and that are filed in the jurisdictions referred to in clause (i) above, together with copies of such other financing statements that name any Credit Party or any of its Subsidiaries as debtor (none of which shall cover any of the Collateral, except to the extent evidencing Permitted Liens or in respect of which the Lender shall have received termination statements (Form UCC-3) or such other termination statements as shall be required by local law fully executed (where required) for filing);

                  (iii) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the reasonable opinion of the Lender, desirable to perfect the security interests intended to be created by the Security Agreement; and

                  (iv) evidence that all other actions necessary or, in the reasonable opinion of the Lender, desirable to create, maintain, effect, perfect, preserve, maintain and protect the security interests purported to be created by the Security Agreement have been taken;

and the Security Agreement and such other documents shall be in full force and effect.

                  5.09 Foreign Security Agreements. On the Initial Borrowing Date, the Borrower and each Guarantor Subsidiary (other than the Baldwin Graphic) shall have duly authorized, executed and delivered such security agreements, documents and instruments as may be required by the Lender (based on advice of local counsel), with the intent being that the Lender receive valid and enforceable first priority, perfected security interests in all or substantially all of the assets (including all tangible and intangible assets, including receivables, contract rights, securities, inventory, equipment, real estate, leasehold interests, vessels, insurances, and material patents, trademarks and other intellectual property) owned by the Borrower or each Guarantor Subsidiary (other than Baldwin Graphic) in which it is practicable (in accordance with requirements of local law and taking into account such cost and practicality considerations as may be agreed by the Lender) to obtain such security interests (as determined by the Lender, based on advice of local counsel). All security documentation to be executed and delivered by the Borrower or a Guarantor Subsidiary (other than the Baldwin Graphic) pursuant to the immediately preceding sentence (each, as amended, modified, restated and/or supplemented from time to time, a "Foreign Security Agreement" and, collectively, the "Foreign Security Agreements") shall (i) be prepared by local counsel reasonably satisfactory to the Lender, (ii) be in form and substance reasonably satisfactory to the Lender and (iii) be in full force and effect on the Initial Borrowing Date. In connection with the execution and delivery of the Foreign Security Agreements, the Borrower and the respective Guarantor Subsidiaries (other than Baldwin Graphic) shall take such actions as may be necessary or desirable under local law (as advised by local counsel) to create, maintain, effect, perfect, preserve, maintain and protect the security interests granted (or purported to be granted) thereby (including, without limitation, taking actions analogous to those described in Section 5.08 with respect to the Security Agreement Collateral described in the Security Agreement), in each case to the extent customary in connection with secured transactions under the laws of the respective jurisdiction or reasonably deemed necessary or desirable by the Lender based on advice of local counsel.

                  5.10 Shareholders' Agreements; Management Agreements; Collective Bargaining Agreements; Existing Indebtedness Agreements; Tax Allocation Agreements. On or prior to the Initial Borrowing Date, there shall have been made available to the Lender by the Borrower Representative true and correct copies of the following documents, certified as such by the Borrower
Representative:

                  (i) all written agreements (including, without limitation, shareholders' agreements, subscription agreements and registration rights agreements) entered into by Parent or any of its Subsidiaries governing the terms and relative rights of its capital stock or other Equity Interests and any agreements entered into by shareholders relating to any such entity with respect to its capital stock or other Equity Interests (collectively, the "Shareholders' Agreements");

                  (ii) all material written agreements (including employment agreements but limited to those of executive management and division presidents) entered into by Parent or any of its Subsidiaries with respect to the management of Parent or any of its Subsidiaries after giving effect to the Transaction (including consulting agreements and other management advisory agreements) (collectively, the "Management Agreements");

                  (iii) all collective bargaining agreements applying or relating to any employee of Parent or any of its Subsidiaries after giving effect to the Transaction (collectively, the "Collective Bargaining Agreements");

                  (iv) all agreements evidencing or relating to any Existing Indebtedness of Parent or any of its Subsidiaries (collectively, the "Existing Indebtedness Agreements");

                  (v) any tax sharing or tax allocation agreements entered into by Parent or any of its Subsidiaries (collectively, the "Tax Allocation Agreements");

                  (vi)     the Purchase and Sale Agreements; and

                  (vii)    the Reimbursement Agreements;

all of which Shareholders' Agreements, Management Agreements, Collective Bargaining Agreements, Existing Indebtedness Agreements, Tax Allocation Agreements and Purchase and Sale Agreements and Reimbursement Agreements shall be in form and substance reasonably satisfactory to the Lender and shall be in full force and effect on the Initial Borrowing Date.

                  5.11 Solvency Certificate; Insurance Certificates; etc. On or before the Initial Borrowing Date, the Lender shall have received:

                  (a) a solvency certificate in the form of Exhibit H-1 from the chief financial officer and the chairman of the Borrower Representative, dated the Initial Borrowing Date, and supporting the conclusion that, after giving effect to the Transaction and the incurrence of all financings contemplated herein, the Borrower (on a stand alone basis) and its Subsidiaries (on a consolidated basis) and Parent and its Subsidiaries (on a consolidated basis), in each case, are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection herewith, will not be left with unreasonably small capital with which to engage in its or their respective businesses and will not have incurred debts beyond its or their ability to pay such debts as they mature and become due; and

                  (b) evidence of insurance complying with the requirements of Section 8.03 for the business and properties of Parent and its Subsidiaries, in scope, form and substance reasonably satisfactory to the Lender and naming the Lender as an additional insured and/or loss payee, and stating that such insurance shall not be canceled or materially revised without at least 30 days' prior written notice by the insurer to the Lender.

                  5.12 Financial Statements; Pro Forma Financial Statements; Projections. (a) On or prior to the Initial Borrowing Date, there shall have been delivered to the Lender (i) true and correct copies of the financial statements referred to in Section 7.10(b)(i), (ii) an unaudited pro forma (calculated as if the Transaction had occurred on such date) consolidated balance sheet of Parent and its Consolidated Subsidiaries as of March 31, 2003 and the related pro forma (calculated as if the Transaction had occurred on the first day of the period covered thereby) statement of income for the twelve-month period ended as of such date, after giving effect to the Transaction and the incurrence of all Indebtedness contemplated herein and prepared in accordance with Article 11 of Rule S-X under the Securities Act (the "Pro Forma Financial Statements"), together with a related cash flow statement,
(iii) unaudited consolidated financial
data of the Parent and its Consolidated Subsidiaries at, or for the fiscal year of the Borrower ended on June 30, 2002 (i.e., consolidated statements of revenue, EBIT and assets) and (iv) interim consolidated financial statements (including income statements and balance sheets) of the Parent for each internal accounting period ended after December 31, 2002 and continuing through May 31, 2003, which financial statements, Pro Forma Financial Statements, funds flow statement and interim financial statements shall be reasonably satisfactory to the Lender.

                  (b) On or prior to the Initial Borrowing Date, there shall have been delivered to the Lender detailed projected consolidated financial statements of Parent and its Consolidated Subsidiaries certified by the Chief Financial Officer of Parent for the five fiscal years ended after the Initial Borrowing Date (including, with respect to the fiscal year of Parent ended June 30, 2003, for each fiscal quarter comprising such fiscal year) (the "Projections"), which Projections (x) shall reflect the forecasted consolidated financial conditions and income and expenses of Parent and its Consolidated Subsidiaries after giving effect to the Transaction and the related financing thereof and the other transactions contemplated hereby and (y) shall be reasonably satisfactory in form and substance to the Lender.

                  5.13 Payment of Fees. On the Initial Borrowing Date, all costs, fees and expenses, and all other compensation due to the Lender (including, without limitation, legal fees and expenses) shall have been paid out of the proceeds of the initial Loan hereunder to the extent then due.

                  5.14 Consent Letter. On the Initial Borrowing Date, the Lender shall have received a letter from Samuel B. Fortenbaugh, Esq., substantially in the form of Exhibit I, indicating his consent to his appointment by each Credit Party as its agent to receive service of process.

                  5.15 Material Contracts. On or prior to the Initial Borrowing Date, there shall have been made available to the Lender by the Borrower Representative true and correct copies of the Material Contracts. Each Material Contract shall be in form and substance satisfactory to the Lender, and be in full force and effect. No default by any party to any Material Contract shall have occurred which the Lender shall reasonably determine has had, or could reasonably be likely to have (i) a Material Adverse Effect or (ii) a material adverse effect on the Transaction.

                  5.16 Purchase and Sale Agreements. The transactions contemplated by the Purchase and Sale Agreements to occur on the "Effective Date" (as defined therein) shall have been consummated to the satisfaction of the Lender.

                  5.17 Notice to Bank. For each Designated Account established in the United Kingdom, France, Germany and Sweden, the Lender shall have received an acknowledgement of the Notice to Bank from each account bank where such Designated Account is established and maintained.

                  SECTION 6. Conditions Precedent to All Credit Events. The obligation of the Lender to make Loans or to issue a Letter of Credit is subject, at the time of each Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

                  6.01 No Default; Representations and Warranties. At the time of each such Credit Event and immediately after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in any Credit Document shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                  6.02 Notice of Borrowing; Letter of Credit Request. (a) Prior to the making of each Loan, the Lender shall have received a Notice of Borrowing meeting the requirements of Section 1.03.

                  (b) Prior to the issuance of each Letter of Credit, the Lender shall have received a Letter of Credit Request meeting the requirements of Section 1A.03.

                  6.03 Adverse Change, etc. Nothing shall have occurred since June 30, 2002 (and the Lender shall have become aware of no facts, conditions or other information not previously known) which the Lender shall reasonably determine has had, or could reasonably be likely to have (i) a Material Adverse Effect or (ii) a material adverse effect on the Transaction.

                  6.04 Litigation. There shall be no actions, suits, proceedings or investigations pending or threatened (a) with respect to the Transaction or any documentation executed in connection therewith (including any Credit Document) or the transactions contemplated hereby and thereby, (b) with respect to any Existing Indebtedness or (c) which the Lender shall determine could reasonably be expected to have (i) a Material Adverse Effect or (ii) a material adverse effect on the Transaction.

                  6.05 Eligible Accounts Receivable. The Lender shall have received confirmation that there has been no change in the information provided in the Notice of Borrowing with respect to the Eligible Accounts Receivable, in form and substance satisfactory to the Lender.

                  6.06 Notice to Customers. The Lender shall have received evidence reasonably satisfactory to it that the Credit Parties shall have delivered a "Notice to Account Debtors" to each of the customers of such Credit Parties.

                  6.07 Other Proceedings. All Company and other proceedings and all documents, instruments and other legal matters in connection with the Transaction and the Credit Documents shall be satisfactory in form and substance to the Lender and its counsel and the Lender shall have received such other documents, certificates and instruments relating to the Credit Documents or the transactions contemplated hereby or thereby as it shall reasonably request, in each case, in form and substance satisfactory to it.

                  The occurrence of the Initial Borrowing Date and the acceptance by the Borrower of each Borrowing shall constitute a representation and warranty by each Credit Party to the Lender that all the conditions specified in Section 5 (with respect to Credit Events occurring on the Initial Borrowing Date) and Section 6 (with respect to the Credit Event specifically described in said Section) and applicable to such Credit Event exist as of that time.

                  SECTION 7. Representations and Warranties. In order to induce the Lender to enter into this Agreement and to make the Loans and to issue the Letters of Credit, each Credit Party makes the following representations and warranties to, and agreements with, the Lender, in each case after giving effect to the Transaction, all of which shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit (with the occurrence of the Initial Borrowing Date and each Credit Event on or after the Initial Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this Section 7 are true and correct in all material respects on and as of the Initial Borrowing Date and on and as of the date of each such Credit Event, unless stated to relate to a specific earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date):

                  7.01 Company Status. Each Credit Party and each Subsidiary thereof (i) is a duly organized and validly existing Company in good standing (or its equivalent) under the laws of the jurisdiction of its organization, (ii) has the Company power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing (or its equivalent) in all jurisdictions where it is required to be so qualified (or its equivalent) except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

                  7.02 Company Power and Authority. Each Credit Party has the Company power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary Company action to authorize the execution, delivery and performance of the Credit Documents to which it is a party. Each Credit Party has duly executed and delivered each Credit Document to which it is a party and each such Credit Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  7.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party, nor compliance by any Credit Party with the terms and provisions thereof, nor the consummation of the transactions contemplated herein or therein, (i) will contravene any material provision of any applicable law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the material property or assets of Parent or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement, Customer Contract or any other material agreement, contract or instrument to which Parent or any of its Subsidiaries is a party or by which it or any of its material property or assets are bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or equivalent organizational document, as the case may be, of Parent or any of its Subsidiaries.

                  7.04 Litigation. There are no actions, suits, proceedings or investigations pending or, to the knowledge of any Authorized Officer of any Credit Party, threatened (i) with respect to any Credit Document, (ii) with respect to the Transaction or any other Credit Document or (iii) that could reasonably be expected to have a Material Adverse Effect. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the occurrence of any Credit Event.

                  7.05 Use of Proceeds; Margin Regulations. (a) The proceeds of the Loans shall be utilized by the Borrower on the Initial Borrowing Date solely
(x) to repay intercompany indebtedness of the Borrower to BAPC, (y) to pay fees and expenses incurred in connection with the Transaction and (z) for general corporate purposes of the Parent and its Subsidiaries.

                  (b) The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purposes, whether immediate, incidental or ultimate, of buying or carrying Margin Stock and no part of the proceeds of the Loans will be used to purchase or carry any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation T, Regulation U or Regulation X.

                  7.06 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with (i) the execution, delivery and performance by any Credit Party of any Credit Document or (ii) the legality, validity, or, with respect to any Credit Party, the binding effect or enforceability of any Credit Document.

                  7.07 Investment Company Act. No Credit Party or any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  7.08 Public Utility Holding Company Act. No Credit Party or any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  7.09 True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of any Credit Party or any of its Subsidiaries in writing to the Lender (including, without limitation, all information contained in the Credit Documents) for purposes of or in connection with this Agreement, the other Credit

Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any such Persons in writing to the Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided, it being understood and agreed that for purposes of this Section 7.09, such factual information shall not include the Projections or any projected financial information contained in any financial projections or pro forma financial statements delivered pursuant to Section 5.12 or Section 8.01(d).

                  7.10 Financial Condition; Financial Statements. (a) On and as of the Initial Borrowing Date, on a pro forma basis after giving effect to the Transaction and to all Indebtedness incurred, and to be incurred, and Liens created, and to be created, by each Credit Party in connection therewith, with respect to the Borrower (on a stand alone basis), Parent and its Subsidiaries (on a consolidated basis), and the Borrower and its Subsidiaries (on a consolidated basis) (x) the sum of the assets, at a fair valuation, of the Borrower (on a stand alone basis), Parent and its Subsidiaries (on a consolidated basis) and the Borrower and its Subsidiaries (on a consolidated basis) will exceed its or their debts, (y) it has or they have not incurred nor intended to, nor believes or believe that it or they will, incur debts beyond its or their ability to pay such debts as such debts mature and (z) it or they will have sufficient capital with which to conduct its or their business. For purposes of this Section 7.10(a), "debt" means any liability on a claim, and "claim" means (i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  (b) (i) The audited consolidated statements of financial condition of the Parent and its Consolidated Subsidiaries at June 30, 2000, June 30, 2001 and June 30, 2002 and the related consolidated statements of income and cash flows and changes in shareholders' equity of the Parent and its Consolidated Subsidiaries for the fiscal years ended on such dates, in each case furnished to the Lender prior to the Initial Borrowing Date, present fairly in all material respects the consolidated financial position of the Parent and its Consolidated Subsidiaries at the date of said financial statements and the results for the respective periods covered thereby and (ii) the Pro Forma Financial Statements present a good faith estimate of the consolidated pro forma financial condition of the Parent and its Consolidated Subsidiaries and the pro forma results of operations of the Parent and its Consolidated Subsidiaries for the respective periods covered thereby (after giving effect to the Transaction at the date thereof or for the period covered thereby). All of the financial statements referred to in clause (i) of the immediately preceding sentence have been prepared in accordance with U.S. GAAP consistently applied except to the extent provided in the notes to said financial statements.

                  (c) Since June 30, 2002 (but after giving effect to the Transaction as if same had occurred immediately prior thereto), nothing has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect.

                  (d) Except as fully reflected in the financial statements described in Section 7.10(b) and as otherwise permitted by Section 9.04, (i) there were as of the Initial Borrowing Date (and after giving effect to any Loans made on such date), no liabilities or obligations with respect to Parent or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect and (ii) no Credit Party knows of any basis for the assertion against any Credit Party or any of its Subsidiaries of any such liability or obligation which, either individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect.

                  (e) The Projections have been prepared on a basis consistent with the financial statements referred to in Section 7.10(b) and are based on good faith estimates and assumptions made by the management of Parent, and on the Initial Borrowing Date, the Borrower believes that the Projections are reasonable and attainable, it being recognized by the Lender that such projections of future events are not to be viewed as facts and that actual results during the period or periods covered by any such Projections may differ materially from the projected results contained therein. There is no fact known to any Authorized Officer of any Credit Party which has had, or could reasonably be expected to have, a Material Adverse Effect, which has not been disclosed herein or in such other documents, certificates and statements furnished to the Lender for use in connection with the Transaction.

                  7.11 Security Interests. On and after the Initial Borrowing Date, each of the Security Documents creates (or after the execution and delivery thereof and any notices thereunder will create), as security for the Obligations covered thereby, a valid and enforceable perfected security interest in and Lien on all of the Collateral subject thereto, superior to and prior to the rights of all third Persons, and subject to no Liens other than Permitted Liens, in favor of the Lender (or such other trustee or sub-agent as may be required or desired under local law). No filings or recordings are required in order to perfect and/or render enforceable as against third parties the security interests created under any Security Document except for filings or recordings required in connection with any such Security Document which shall have been made on or prior to the Initial Borrowing Date.

                  7.12 Compliance with ERISA. (a) Except to the extent that the failure of any of the following to be true could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; (i) each Plan (and each related trust, insurance contract or fund) is in compliance in all respects with its terms and in all respects with all applicable laws, including, without limitation, ERISA and the Code; (ii) each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code (or the sponsor has applied for such determination letter within the remedial amendment period); (iii) no Reportable Event has occurred; (iv) to the knowledge of any Authorized Officer of any Credit Party, no Multiemployer Plan is insolvent or in reorganization; (v) no Plan has an Unfunded Current Liability; (vi) no Plan which is subject to

Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; (vii) all required contributions with respect to a Plan and a Multiemployer Plan have been made; (viii) neither Parent nor any Subsidiary of Parent nor any ERISA Affiliate has incurred any liability (including any indirect, contingent or secondary liability) to or on account of a Plan or a Multiemployer Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971
or 4975 of the Code or expects to incur any such liability under any of the foregoing sections with respect to any Plan or a Multiemployer Plan; (ix) no condition exists which presents a material risk to Parent or any Subsidiary of Parent or any ERISA Affiliate of incurring a liability to or on account of a Plan or a Multiemployer Plan pursuant to the foregoing provisions of ERISA and the Code; (x) no involuntary proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA and no other proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA which has resulted in a material liability; (xi) no action, suit, proceeding, hearing, audit or investigation with respect to the administration and operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; (xii) using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of Parent and its Subsidiaries and ERISA Affiliates to any Multiemployer Plans in the event of a withdrawal therefrom, as of the close of the most recent fiscal year of each such Multiemployer Plan ended prior to the date of the most recent Credit Event would not exceed $1,000,000; (xiii) each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of Parent, any Subsidiary of Parent, or any ERISA Affiliate has at all times been operated in compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; (xiv) no lien imposed under the Code or ERISA on the assets of Parent or any Subsidiary of Parent or any ERISA Affiliate exists, is likely to arise on account of any Plan or any Multiemployer Plan; and
(xv) neither Parent nor any Subsidiary of Parent maintains or contributes to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees and/or other former employees (other than as required by Section 601 of ERISA).

                  (b) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities, except to the extent that such noncompliances, individually or in the aggregate, would not result in a Material Adverse Effect. All required contributions with respect to a Foreign Pension Plan have been made. Neither Parent nor any of its Subsidiaries has incurred any material outstanding obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of Parent's most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities or alternatively, the Foreign Pension Plan is funded in compliance with applicable law in all material respects and Parent and its Subsidiaries have established adequate reserves for the present value of such accrued benefit liabilities under such Foreign Pension Plan in the financial statements delivered pursuant to Section 8.01(b) and (c).

                  7.13 Capitalization. (a) On the Initial Borrowing Date and after giving effect to the Transaction, the authorized capital stock of Parent shall consist of 12,828,647 shares of Class A common stock, $0.01 par value per share and 2,185,883 shares of Class B common stock, $0.01 par value per share (such authorized shares of common stock, together with any subsequently authorized shares of common stock of Parent, the "Parent Common Stock"), all of which shares are issued and outstanding. All such outstanding shares have been duly and validly issued, are fully paid and nonassessable and free of preemptive rights. Except as set forth on Schedule 7.13, as of the Initial Borrowing Date, Parent does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock or any stock appreciation or similar rights.

                  (b) On the Initial Borrowing Date and after giving effect to the Transaction, the authorized capital stock of BAC shall consist of 3,000 shares of common stock, $0.01 par value per share (such authorized shares of common stock, together with any subsequently authorized shares of common stock of BAC, the "BAC Common Stock"), of which ten (10) shares are issued and outstanding. All such outstanding shares have been duly and validly issued, are fully paid and nonassessable and free of preemptive rights. As of the Initial Borrowing Date, BAC does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock or any stock appreciation or similar rights.

                  (c) On the Initial Borrowing Date and after giving effect to the Transaction, the authorized capital stock of BEC shall consist of 3,000 shares of common stock, $1.00 par value per share (such authorized shares of common stock, together with any subsequently authorized shares of common stock of BEC, the "BEC Common Stock"), of which one hundred (100) shares are issued and outstanding. All such outstanding shares have been duly and validly issued, are fully paid and nonassessable and free of preemptive rights. As of the Initial Borrowing Date, BEC does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock or any stock appreciation or similar rights.

                  (d) On the Initial Borrowing Date and after giving effect to the Transaction, the authorized capital stock of BAPC shall consist of 3,000 shares of common stock, $0.01 par value per share (such authorized shares of common stock, together with any subsequently authorized shares of common stock of BAPC, the "BAPC Common Stock"), of which ten (10) shares are issued and outstanding. All such outstanding shares have been duly and validly issued, are fully paid and nonassessable and free of preemptive rights. As of the Initial Borrowing Date, BAPC does not have outstanding any securities convertible into or exchange-able for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock or any stock appreciation or similar rights.

                  (e) On the Initial Borrowing Date and after giving effect to the Transaction, the authorized capital stock of Baldwin Graphic shall consist of 3,000 shares of common stock, $0.01 par value per share (such authorized shares of common stock, together with any subsequently authorized shares of common stock of Baldwin Graphic, the "Baldwin Graphic Common Stock"), of which one hundred (100) shares are issued and outstanding. All such outstanding shares have been duly and validly issued, are fully paid and nonassessable and free of preemptive rights. As of the Initial Borrowing Date, Baldwin Graphic does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock or any stock appreciation or similar rights.

                  7.14 Subsidiaries. Schedule 7.14 correctly sets forth, as of the Initial Borrowing Date and after giving effect to the Transaction, (i) the percentage ownership (direct and indirect) of the Parent, each Guarantor Parent, the Borrower and each Guarantor Subsidiary in each class of capital stock or other Equity Interests of each of its Subsidiaries and also identifies the direct owner thereof and (ii) the jurisdiction of organization of each such Subsidiary. All outstanding shares of capital stock or other Equity Interests of each Subsidiary of each of the Credit Parties have been duly and validly issued, are fully paid and non-assessable. No Subsidiary of the Parent or any Guarantor Parent or any Guarantor Subsidiary has outstanding any securities convertible into or exchangeable for its capital stock or other Equity Interests or outstanding any right to subscribe for or to purchase, or any options or warrants for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of or any calls, commitments or claims of any character relating to, its capital stock or other Equity Interests or any stock appreciation or similar rights. Except as set forth on Schedule 7.14, as of the Initial Borrowing Date, neither Parent nor any of its Subsidiaries owns or holds, directly or indirectly, any capital stock or equity security of, or any other Equity Interests in, any Person other than its Subsidiaries indicated on
Schedule 7.14.

                  7.15 Intellectual Property, etc. Each Credit Party and each of its Subsidiaries owns or has the right to use all domestic and foreign patents, trademarks, permits, domain names, service marks, trade names, copyrights, licenses, franchises, inventions, trade secrets, proprietary information and know-how of any type, whether or not written (including, but not limited to, rights in computer programs and databases) and formulas, or other rights with respect to the foregoing, and has obtained assignments of all leases, licenses and other rights of whatever nature, in each case necessary for the conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, individually or in the aggregate, could reasonably be expected to have, a Material Adverse Effect.

                  7.16 Compliance with Statutes; Agreements, etc. Each Credit Party and each of its Subsidiaries is in compliance with (i) all applicable statutes, regulations, rules and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property and
(ii) all contracts and agreements to which it is a party, except in each case such non-compliances as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                  7.17 Environmental Matters. Except as set forth on Schedule
7.17 (a) Each Credit Party and each of its Subsidiaries is in compliance with, and on the date of each Credit Event is in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws and no Credit Party or any of its Subsidiaries is liable for any material penalties, fines or forfeitures for failure to comply with any of the foregoing. There are no pending or past or, to the knowledge of any Authorized Officer, threatened Environmental Claims against any Credit Party or any of its Subsidiaries or any Real Property owned, leased or operated by any Credit Party or any of its Subsidiaries (including any such claim arising out of the ownership, lease or operation by Parent or any of its Subsidiaries of any Real Property formerly owned, leased or operated by any Credit Party or any of its Subsidiaries but no longer owned, leased or operated by any Credit Party or any of its Subsidiaries). To the knowledge of any Authorized Officer of any Credit Party, there are no facts, circumstances, conditions or occurrences on any Real Property owned, leased or operated by any Credit Party or any of its Subsidiaries (including, to the knowledge of an Authorized Officer, any Real Property formerly owned, leased or operated by any Credit Party or any of its Subsidiaries but no longer owned, leased or operated by any Credit Party or any of its Subsidiaries) or on any property adjoining or in the vicinity of any such Real Property that would reasonably be expected (i) to form the basis of an Environmental Claim against any Credit Party or any of its Subsidiaries or any such Real Property or (ii) to cause any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by any Credit Party or any of its Subsidiaries under any applicable Environmental Law.

                  (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported by any Credit Party, or to the knowledge of any Authorized Officer of any Credit Party, any other Person, to or from, any Real Property owned, leased or operated by any Credit Party or any of its Subsidiaries except in compliance with all applicable Environmental Laws and in connection with the operation, use and maintenance of such Real Property by such Credit Party's or such Subsidiary's business. Hazardous Materials have not at any time been Released by any Credit Party, or to the knowledge of any Authorized Officer of any Credit Party, any other Person, on or from any Real Property owned, leased or operated by any Credit Party or any of its Subsidiaries or by any person acting for or under contract to any Credit Party or any of its Subsidiaries, or to the knowledge of any Credit Party, by any other Person in respect of Real Property owned, leased or operated by any Credit Party or any of its Subsidiaries (including, to the knowledge of any Credit Party, any Real Property owned, leased or operated by any Credit Party or any of its Subsidiaries but no longer owned, leased or operated by Parent or any of its Subsidiaries), except in compliance with all applicable Environmental Laws in all material respects.

                  (c)      Notwithstanding anything to the contrary in this
Section 7.17, all of the representations made in this Section 7.17 shall only be untrue if the aggregate effect of all conditions, failures, noncompliances, penalties, fines, forfeitures, Environmental Claims, Hazardous Materials, Releases and presence of underground storage tanks, in each case of the types described above, has had, or could reasonably be expected to have, a Material Adverse Effect.

                  7.18 Properties. All Real Property owned by any Credit Party or any of its Subsidiaries, and all material leaseholds leased by any Credit Party or any of its Subsidiaries, in each case as of the Initial Borrowing Date and after giving effect to the Transaction, and the nature of the interest therein, is correctly set forth in Schedule 7.18. Each Credit Party and each of its Subsidiaries has good and marketable title to, or a validly subsisting leasehold interest in, all material properties owned or leased by it, including all Real Property reflected in the financial statements (including the Pro Forma Financial Statements) referred to in Section 7.10(b), free and clear of all Liens, other than Permitted Liens.

                  7.19 Labor Relations. No Credit Party or any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against any Credit Party or any of its Subsidiaries or, to the knowledge of any Authorized Officer, threatened against any of them, before the National Labor Relations Board or any similar foreign tribunal or agency, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against any Credit Party or any of its Subsidiaries or, to the knowledge of any Authorized Officer, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against any Credit Party or any of its Subsidiaries or, to the knowledge of any Authorized Officer, threatened against any Credit Party or any of its Subsidiaries and (iii) no union representation question is existing with respect to the employees of any Credit Party or any of its Subsidiaries and no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as has not had, or could reasonably be expected to have, a Material Adverse Effect.

                  7.20 Tax Returns and Payments. Each Credit Party and each of its Subsidiaries has timely filed with the appropriate taxing authority, all material returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of each Credit Party and each of its Subsidiaries. The Returns accurately reflect in all material respects all liability for taxes of each Credit Party and each of its Subsidiaries as a whole for the periods covered thereby. Each Credit Party and each of its Subsidiaries have paid all material taxes payable by them other than those contested in good faith and adequately disclosed and for which adequate reserves have been established in accordance with U.S. GAAP. There is no action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of any Authorized Officer of any Credit Party, threatened by any authority regarding any taxes relating to each Credit Party and each of its Subsidiaries. No Credit Party or any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of any Credit Party or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of any Credit Party or any of its Subsidiaries not to be subject to the normally applicable statute of limitations.

                  7.21 Insurance. Schedule 7.21 hereto is a true, correct and complete summary of all insurance maintained by each Credit Party and its Subsidiaries on and as of the Initial Borrowing Date, with the amounts insured (and any deductibles) set forth therein.

                  7.22 Material Contract. (a) Each of the contracts with respect to the Permitted Business of a Credit Party or its Subsidiaries pursuant to which a Credit Party or its Subsidiary sells products or services to a customer (each, a "Customer Contract") is entered into by the relevant Credit Party or Subsidiary in the ordinary course of its business in accordance with applicable law and prudent commercial practices, contains standard commercial terms and conditions and all payments under any and all such contracts are made to the applicable Original Account pursuant to the terms of such contracts and/or related invoice. As of the Initial Borrowing Date, Schedule 7.22 hereto is a true, correct and complete list of all Customer Contracts the aggregate value of which to each customer exceeds $750,000 on an annual basis (the "Material Contracts"), and a true, correct and complete copy of each such Material Contract has been provided to the Lender.

                  (b) The Credit Parties and, to the best of their knowledge, each of the Account Debtors, are in compliance in all material respects with the terms and conditions of the Customer Contracts to which it is a party, and, to the best of the knowledge of the Credit Parties, no event has occurred that could reasonably be expected to (A) result in an event of default under, or a material breach of, any Customer Contract, (B) result in the revocation, termination or adverse modification of any Customer Contract or (C) affect the rights of the Credit Parties under any Customer Contract, in each case in a manner which could reasonably be expected to have a Material Adverse Effect.

                  7.23 Existing Indebtedness. Schedule 7.23 sets forth a true and complete list of all Indebtedness of the Credit Parties and the amount thereof immediately prior to the Effective Date. Except as set forth in Schedule 7.23, all Indebtedness of the Credit Parties will be Refinanced and repaid in full on the Initial Borrowing Date and all commitments in respect thereof and all Liens and guaranties in connection therewith will be terminated, and no Person shall have any claim for any Indebtedness against any Credit Party or any of its Subsidiaries and no Credit Party or any of its Subsidiaries shall have any further obligations with respect thereto once terminated.

                  7.24 No Burdensome Restrictions. No Contractual Obligations of any Credit Party could reasonably be expected to have Material Adverse Effect.

                  7.25 Status Under Certain Federal Statutes. No Credit Party is a "national of any designated foreign country," within the meaning of the Foreign Assets Control Regulations or the Cuban Assets Control Regulations of the United States Treasury Department, 31 C.F.R., Subtitle B, Chapter V, as amended, or any regulations or rulings issued thereunder. Neither the making of the Loans nor the use of such proceeds by the Borrower as required by this Agreement will violate the Foreign Assets Control Regulations, the Foreign Funds Control Regulations, the Transaction Control Regulations, the Cuban Assets Control Regulations, the Iranian Assets Control Regulations, the Libyan Sanctions Regulations, the Iranian Transactions Regulations, the Iraqi Sanctions Regulations, the Haitian Transactions Regulations, or any other regulations of the

U.S. Treasury Department (as set forth in 31 C.F.R., Subtitle B, Chapter V, as amended), or any of Executive Orders 12,722, 12,724, 12,808 and 12,810 of the President of the United States.

                  7.26 German Money Laundering Act. The Borrower is the beneficiary (within the meaning of Section 8 of the German Money Laundering Act (Gesetz uber das Aufspuren von Gewinnen aus schweren Straftaten
(Geldwaschegesetz)) for each Loan made or to be made available to the Borrower hereunder.

                  7.27 Dutch PMP Representation. The Borrower has verified the status of the Lender, and the Lender is either (i) a PMP in accordance with the requirements of the Exemption Regulation and the Policy Guidelines and/or (ii) it forms a closed circle (besloten kring) within the meaning of the Exemption Regulation and the Policy Guidelines with the Borrower.

                  7.28 Status of Accounts. (a) Each Account and Japanese Note is based on an actual and bona fide lease or sale or delivery of goods or rendition of services to customers made by the Credit Parties or their Subsidiaries in the ordinary course of business. The goods and inventory being sold or leased and the Accounts and Japanese Notes created are the properties of the relevant Credit Parties and are not and shall not be subject to any Lien, consignment, encumbrance, security interest or financing statement whatsoever other than the Liens created pursuant to the Credit Documents and Permitted Liens, and, except as otherwise reported or reserved against on any of the Credit Party's or its Subsidiaries' books and records or to the extent excluded from the Borrowing Base, the customers of the Credit Parties have accepted the goods or services, owe and are obligated to pay the full amounts stated in the invoices according to their terms, without dispute, offset, defense or counterclaim.

                  (b) Schedule 7.28 sets forth a true, complete and correct list of the bank account(s) of each Credit Party in existence as of the Effective Date to which a customer of such Credit Party is currently instructed to make payment pursuant to the terms of the applicable Customer Contract and/or invoice (the "Original Accounts").

                  SECTION 8. Affirmative Covenants. Each Credit Party hereby, jointly and severally, covenants and agrees that, unless otherwise agreed by the Lender in writing, as of the Effective Date and thereafter for so long as this Agreement is in effect and until the Commitment has been terminated, and the Loans, Revolving Notes, Letters of Credit, together with interest, Fees and all other Obligations incurred hereunder, are paid in full:

                  8.01 Information Covenants. The Borrower Representative will furnish, or will cause to be furnished, to the Lender:

                  (a) Monthly Reports. Within 45 days after the close of each calendar month, a management prepared balance sheet of the Parent and its Consolidated Subsidiaries and a balance sheet of each Credit Party as at the end of such month and the related statements of income and of cash flow for such monthly accounting period, and of changes in shareholder's equity of each of the Credit Parties, and in each case, setting forth comparative figures for the corresponding monthly accounting period, all in reasonable detail and certified by the senior financial officer or other Authorized Officer of Parent that they fairly present in all material respects in accordance with U.S. GAAP the financial condition of Parent and its Consolidated Subsidiaries and each Credit Party as of the dates indicated and the results of their operations and/or changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes.

                  (b) Quarterly Financial Statements. On September 30, 2003 and thereafter, within 45 days after the close of the first three quarterly accounting periods in each fiscal year of Parent (as may be extended to the extent requested by the Parent and approved by the
         SEC), (i) the consolidated balance sheet of Parent and its Consolidated Subsidiaries as at the end of such quarterly accounting period and the related consolidated statements of income and of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case (commencing with the financial statements to be delivered in respect of the 1st fiscal quarter of fiscal year 2004) setting forth comparative figures for the corresponding quarterly accounting period in the prior fiscal year and the budgeted figures for such quarterly period as set forth in the respective financial projections theretofore delivered pursuant to Section 8.01(d) (unless such quarterly period occurs prior to the delivery (or required delivery) of the first financial projections pursuant to Section 8.01(d) which include such quarterly accounting period), and be certified by the senior financial officer or other Authorized Officer of Parent that they fairly present in all material respects in accordance with U.S. GAAP the financial condition of Parent and its Consolidated Subsidiaries as of the dates indicated and the results of their operations and/or changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes and (ii) management's discussion and analysis of the important operational and financial developments during such quarterly accounting period.

                  (c) Annual Financial Statements. Within 90 days after the close of each fiscal year of Parent (as may be extended to the extent requested by the Parent and approved by the SEC), (i) the consolidated balance sheet of Parent and its Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and stockholders' equity and of cash flows for such fiscal year (and commencing with the financial statements to be delivered in respect of fiscal year 2004) and setting forth comparative consolidated figures for the preceding fiscal year and comparable budgeted figures for such fiscal year as set forth in the respective financial projections delivered pursuant to Section 8.01(d), together with a certification by Pricewaterhouse Coopers or such other independent certified public accountants of recognized national standing as shall be acceptable to the Lender, in each case to the effect that (I) such statements fairly present in all material respects the financial condition of Parent and its Consolidated Subsidiaries as of the dates indicated and the results of their operations and changes in financial position for the periods indicated in conformity with U.S. GAAP applied on a basis consistent with prior years and (II) in the course of its regular audit of the business of Parent and its Consolidated Subsidiaries, which audit was conducted in accordance with U.S. GAAP (and made without qualification or expression of uncertainty, in each case as to going concern), no Default or Event of Default which has occurred and is continuing has come to their attention or, if such a Default or an Event of Default has come to their attention, a statement as to the nature thereof, and
         (ii) management's
         discussion and analysis of the important operational and financial developments during such fiscal year.

                  (d) Financial Projections, etc. Not more than 45 days after the commencement of each fiscal year of Parent (beginning with fiscal year 2005), financial projections in form reasonably satisfactory to the Lender prepared by Parent (i) for each of the four fiscal quarters of such fiscal year prepared in detail and (ii) for each of the immediately succeeding three fiscal years prepared in summary form, in each case, on a consolidated basis, for Parent and its Consolidated Subsidiaries and setting forth, with appropriate discussion, the principal assumptions upon which such financial projections are based.

                  (e) Officer's Certificates. At the time of the delivery of the financial statements provided for in Sections 8.01(a), (b) and
         (c), a certificate of the Chief Financial Officer or other Authorized Officer of the Borrower Representative to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall certify that there have been no changes to Annexes A through K of the Security Agreement, Annexes A through B of the Pledge Agreement and the annexes or schedules to any other Security Document, in each case since the Initial Borrowing Date or, if later, since the date of the most recent certificate delivered pursuant to this Section 8.01(e), or if there have been any such changes, a list in reasonable detail of such changes and whether the Credit Parties have otherwise taken all actions required to be taken by them pursuant to such Security Documents in connection with any such changes.

                  (f) Notice of Default or Litigation. Promptly, and in any event within five Business Days after an Authorized Officer of any Credit Party obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default, which notice shall specify the nature and period of existence thereof and what action the Credit Parties or their Subsidiaries propose to take with respect thereto, (ii) any litigation or proceeding pending or threatened against any Credit Party or any of its Subsidiaries which has had, or could reasonably be expected to have, a Material Adverse Effect, (iii) any material governmental investigation pending or threatened against any Credit Party or any of its Subsidiaries and (iv) any other event, change or circumstance which has had, or could reasonably be expected to have, a Material Adverse Effect.

                  (g) Management Letters. Promptly upon receipt thereof, a copy of any "management letter" submitted to any Credit Party or any of its Subsidiaries by its independent accountants in connection with any annual, interim or special audit made by them of the financial statements of any Credit Party or any of its Subsidiaries and management's responses thereto.

                  (h) Environmental Matters. Within five Business Days after an Authorized Officer of any Credit Party obtains knowledge of any of the following (but only to the extent that any of the following, either individually or in the aggregate, has had, or could reasonably be expected to have (a) a Material Adverse Effect or (b) a remedial cost to any Credit Party or any of its Subsidiaries in excess of $1,000,000), written notice of:

                           (i) any pending or threatened Environmental Claim against any Credit Party or any of its Subsidiaries or any Real Property owned, leased or operated by any Credit Party or any of its Subsidiaries;

                           (ii) any condition or occurrence on any Real Property owned, leased or operated by any Credit Party or any of its Subsidiaries that (x) results in noncompliance by any Credit Party or any of its Subsidiaries with any applicable Environmental Law or (y) could reasonably be anticipated to form the basis of an Environmental Claim against any Credit Party or any of its Subsidiaries or any such Real Property;

                           (iii) any condition or occurrence on any Real Property owned, leased or operated by any Credit Party or any of its Subsidiaries that could reasonably be anticipated to cause such Real Property to be subject to any restrictions on the ownership, lease, occupancy, use or transferability by any Credit Party or such Subsidiary, as the case may be, of its interest in such Real Property under any Environmental Law; and

                           (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned, leased or operated by any Credit Party or any of its Subsidiaries.

         All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the relevant Credit Party's response or proposed response thereto. In addition, the Borrower Representative agrees to provide the Lender with copies of such detailed reports relating to any of the matters set forth in clauses (i)-(iv) above as may reasonably be requested by the Lender.

                  (i) Reports. Within 3 Business Days following transmission thereof, copies of any filings and registrations with, and reports to, the SEC by Parent or any of its Subsidiaries and copies of all financial statements, proxy statements, notices and reports as Parent or any of its Subsidiaries shall send generally to the holders of Indebtedness or (following the public issuance of Equity Interests of Parent or any of its Subsidiaries) their Equity Interests in their capacity as such holders (to the extent not theretofore delivered to the Lender pursuant to this Agreement).

                  (j) New Subsidiaries; etc. Within 45 days after the close of each of the first three fiscal quarters of each fiscal year of Parent and within 90 days after the close of each fiscal year of Parent, (x) a list showing each Subsidiary of Parent which has not theretofore become party to any Security Document, and (y) a list showing each Subsidiary of Parent established, created or acquired during the respective fiscal quarter or fiscal year, and each Subsidiary which has had any Equity Interests transferred during the respective fiscal quarter or fiscal year (in each case describing in reasonable detail the respective transfer of Equity Interests), in each case naming the direct owner of all Equity Interests in such Subsidiary and describing such Equity Interests in reasonable detail, and certifying that each such Subsidiary, and each Credit Party which owns any Equity

         Interests therein, has taken all actions, if any, required pursuant to this Agreement and the relevant Security Documents.

                  (k) Annual Meetings with Lender. At the request of the Lender, Parent shall, within 120 days after the close of each fiscal year of Parent (beginning with the fiscal year ended June 30, 2003), hold a meeting (which may be by conference call or teleconference), at a time and place selected by Parent and reasonably acceptable to the Lender, to review the financial results of the previous fiscal year and the financial condition of Parent and its Subsidiaries and the budgets presented for the current fiscal year of Parent and its Subsidiaries.

                  (l) Hedging Arrangements. At the time of the delivery of the financial statements provided for in Sections 8.01(a), (b) and (c), a schedule of all Interest Rate Protection Agreements and Other Hedging Agreements entered into by Parent or any of its Subsidiaries with the Lender and/or any of its affiliates, if any.

                  (m) Borrowing Base Certificate. Within 15 Business Days after the end of each calendar month:

                           (i) a Borrowing Base Certificate accompanied by such supporting detail and documentation as shall be requested by Lender in its reasonable discretion;

                           (ii) with respect to each Credit Party, a monthly trial balance showing accounts outstanding aged from invoice date as follows: 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 days or more, accompanied by such supporting detail and documentation as shall be requested by Lender in its reasonable discretion; and

                           (iii) with respect to each Credit Party, a monthly inventory summary of such Credit Party specifying amount of raw materials, work in progress and finished inventory, accompanied by such supporting detail and documentation as shall be requested by Lender in its reasonable discretion.

                  (n) Aging Report and Inventory Report. At the time of the delivery of the financial statements provided in Section 8.01(b), (i) an aging of accounts payable and a reconciliation of such accounts payable aging to the Credit Parties' general ledger and monthly financial statements delivered pursuant to Section 8.01(a), and (ii) a reconciliation of the most recent Borrowing Base Certificate and general ledger and month-end inventory reports of Credit Parties to such Credit Party's general ledger and monthly financial statements delivered pursuant to Section 8.01(a), in each case accompanied by such supporting detail and documentation as may be requested by Lender in its reasonable discretion.

                  (o) German Money Laundering Act. Promptly, if the Borrower is not, or ceases to be, the beneficiary of the Loan as described in Section 7.26, the name and the address of the beneficiary of the Loan.

                  (p) Disclosed EBITDA. Commencing the second fiscal quarter of fiscal year 2004, no more than two Business Days prior to any Interest Determination Date relevant for such fiscal quarter and each succeeding fiscal quarter, the Disclosed EBITDA of the Parent for such fiscal quarter.

                  (q) Daily Balance Information. For the period from and after the Effective Date and until the Lender shall have received acknowledgments of each Notice to Account Debtor, no later than 5:00 p.m. of each Business Day, the account balance of each Designated Account and the aggregate amount of all Accounts of the Credit Parties and Baldwin France and the Japanese Note.

                  (r) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to any Credit Party or any of its Subsidiaries as the Lender may reasonably request.

                  8.02 Books, Records and Inspections; Servicing Agreement. (a) Each Credit Party will, and will cause each of its Subsidiaries to, keep proper books of record and accounts in which full, true and correct entries which permit the preparation of financial statements in accordance with U.S. GAAP (and with respect to any Credit Party incorporated outside the U.S.A., generally accepted accounting standards of the relevant jurisdiction and reconciled to U.S. GAAP for year-end audited financial statements) and which conform to all requirements of law, shall be made of all dealings and transactions in relation to its business and activities. Each Credit Party will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Lender, to visit and inspect, under guidance of officers of such Credit Party or such Subsidiary, any of the properties of such Credit Party or such Subsidiary, and to examine the books of account of such Credit Party or such Subsidiary and discuss the affairs, finances and accounts of such Credit Party or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all upon reasonable prior notice and at such reasonable times and intervals and to such reasonable extent as the Lender may reasonably request.

                  (b) On or after the 45th day following the Initial Borrowing Date, at the request of the Lender and at the reasonable expense of the Borrower, the Credit Parties will, no later than 30 days after the date of such request, enter into an agreement with a third party service provider selected by the Lender and reasonably acceptable to the Borrower Representative to monitor the record of accounts and Accounts of the Credit Parties and Baldwin France and the Japanese Notes, which agreement shall be in form and substance satisfactory to the Lender.

                  8.03 Insurance. (a) Each Credit Party will, and will cause each of its Subsidiaries to, (i) maintain, (x) with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks as is consistent and in accordance with industry practice for companies similarly situated and (y) with Gerling NCM Credit Insurance Inc. or such other financially sound and reputable insurance companies acceptable to the Lender, credit insurance with respect to all Account Debtors whose Accounts or the Japanese Notes are to be included as Eligible Accounts Receivables against such credit risk as is consistent and in accordance with industry standard, in form and substance satisfactory to the Lender (the "Credit Insurance") and (ii) furnish to the Lender full information as to the insurance carried. Such insurance shall in any event include physical damage insurance on all material real and personal property (whether now owned or hereafter acquired) on an all risk basis and business interruption insurance.

                  (b) Each Credit Party will at all times keep the respective property of such Credit Party insured in favor of the Lender, and all policies or certificates with respect to such insurance (i) shall be endorsed to the Lender's satisfaction for the benefit of the Lender (including, without limitation, by naming the Lender as certificate holder, mortgagee and loss payee with respect to real property, certificate holder and loss payee with respect to personal property, additional insured with respect to general liability and umbrella liability coverage, certificate holder with respect to workers' compensation insurance and certificate holder and loss payee with respect to Credit Insurance), (ii) shall state that such insurance policies shall not be canceled or materially changed without at least 30 days' prior written notice thereof by the respective insurer to the Lender and (iii) shall be deposited with the Lender.

                  (c) If any Credit Party shall fail to maintain all insurance in accordance with Section 8.03(a), or if any Credit Party shall fail to so name the Lender as an additional insured or loss payee, as the case may be, or so deposit all certificates with respect thereto in accordance with
Section 8.03(b), the Lender shall have the right (but shall be under no obligation), upon ten Business Days' notice to the Borrower Representative, to procure such insurance, and the Credit Parties agree jointly and severally to reimburse the Lender, for all costs and expenses of procuring such insurance.

                  8.04 Payment of Taxes. Each Credit Party will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, in each case on a timely basis, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Credit Parties or any of their Subsidiaries not otherwise permitted under Section 9.03(i); provided that no Credit Party or any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with U.S. GAAP.

                  8.05 Existence; Franchises. Each Credit Party will do, and will cause each of its Subsidiaries to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its rights, franchises, authorities to do business, licenses, certifications, accreditations and patents except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  8.06 Compliance with Statutes; etc. (a) Each Credit Party will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except for such noncompliances as, individually or in the aggregate, have not had, and could not reasonably be expected to have, a Material Adverse Effect.

                  (b) Within 5 Business Days after each Credit Party is required by applicable law, statute, rule or regulation, such Credit Party shall file (or cause to be filed) with the SEC all reports, financial information and certifications required by applicable law, statute, rule or regulation.

                  8.07 Compliance with Environmental Laws. (a) (i) Each Credit Party will comply, and will cause each of its Subsidiaries to comply, in all material respects with all Environmental Laws applicable to the ownership or use of its Real Property now or hereafter owned, leased or operated by such Credit Party or any of its Subsidiaries, will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws and (ii) neither any Credit Party nor any of its Subsidiaries will generate, use, treat, store, Release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of, Hazardous Materials on any Real Property owned, leased or operated by such Credit Party or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, except as required in the ordinary course of business of any Credit Party and its Subsidiaries as conducted on the Effective Date and as allowed by (and in compliance with) applicable law or regulation and except for any failures to comply with the requirements specified in clause (i) or (ii) above, which, either individually or in the aggregate, have not had, and could not reasonably be expected to have, a Material Adverse Effect. If any Credit Party or any of its Subsidiaries, or any tenant or occupant of any Real Property owned, leased or operated by any Credit Party or any of its Subsidiaries, causes or permits any intentional or unintentional act or omission resulting in the presence or Release of any Hazardous Material (except in compliance with applicable Environmental Laws), each Credit Party agrees to undertake, and/or to cause any of its Subsidiaries, tenants or occupants to undertake, at their sole expense, any clean up, removal, remedial or other action required pursuant to Environmental Laws to remove and clean up any Hazardous Materials from any Real Property except where the failure to do so has not had, and could not reasonably be expected to have, a Material Adverse Effect.

                  (b) In the event that the Lender reasonably believes that the Credit Parties are in breach of Section 8.07, then at the written request of the Lender, which request shall specify in reasonable detail the basis therefor, at any time and from time to time, the Credit Parties will provide, at their sole cost and expense, an environmental site assessment report concerning the relevant Real Property which is now or hereafter owned, leased or operated by any Credit Party or any of its Subsidiaries, prepared by an environmental consulting firm reasonably approved by the Lender, addressing the matters which gave rise to such request and estimating the potential costs of any removal, remedial or other corrective action in connection with any such matter. If a Credit Party fails to provide the same within 45 days after such request was made, the Lender may order the same, and the Credit Parties shall grant and hereby do grant, to the Lender and its agents, access to such Real Property and specifically grant the Lender and its agents an irrevocable non-exclusive license, subject to the right of tenants, to undertake such an assessment, all at the Credit Parties' joint and several expense.

                  8.08 ERISA. As soon as possible and, in any event, within ten
(10) Business Days after any Credit Party, any Subsidiary of any Credit Party or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, Parent will deliver to the Lender written notice of the chief financial officer, vice president of human resources or other Authorized Officer of the Borrowing Parent setting forth, in reasonable detail, such occurrence and the action, if any, that such Credit Party, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed by such Credit Party, such Subsidiary, the Plan administrator or such ERISA Affiliate to or with, the PBGC or any other governmental agency, or a Plan or Multiemployer Plan participant, and any notices received by such Credit Party, such Subsidiary or ERISA Affiliate from the PBGC or other governmental agency or a Plan or Multiemployer Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred (except to the extent that Parent has previously delivered to the Lender a notice (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in
Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection ..62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is
reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan or Multiemployer Plan; that any contribution required to be made with respect to a Plan or Multiemployer Plan or Foreign Pension Plan has not been timely made; that a Plan or Multiemployer Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan or Multiemployer Plan has a material Unfunded Current Liability; that involuntary proceedings are reasonably expected to be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA or any other proceedings which are reasonably expected to be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV or ERISA which has resulted in a material liability; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan or Multiemployer Plan; that any Credit Party, any Subsidiary of any Credit Party or any ERISA Affiliate will or is reasonably expected to incur any material liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan or Multiemployer Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan or
Multiemployer Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or
Section 409 or 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under
Section 4980B of the Code; or that any Credit Party or any Subsidiary of any Credit Party is reasonably expected to incur any liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or any Foreign Pension Plan in addition to the liability that existed on the Initial Borrowing Date pursuant to any such plan or plans by an amount that could reasonably be expected to result in a Material Adverse Effect. To the extent that the financial statements of any Credit Party or any Subsidiary of any Credit Party set forth with particularity a liability for which notice would otherwise be required to be given hereunder, a separate notice thereof to the Lender shall not be required hereunder. Parent will deliver upon written request to the Lender a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan

(including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service. In addition to any notices delivered to the Lender pursuant to the first sentence hereof, copies of any records, documents or other information required to be furnished to the PBGC or any other government agency, and any material notices received by Parent, any Subsidiary of any other Credit Party or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan or received from any government agency or plan administrator or sponsor or trustee with respect to any Multiemployer Plan, shall, upon request of the Lender, be delivered to the Lender no later than ten (10) Business Days after the date of such request. Each Credit Party and each of its applicable Subsidiaries shall ensure that all Foreign Pension Plans administered by it or into which it makes payments obtain or retain (as applicable) registered status under and as required by applicable law and is administered in a timely manner in all respects in compliance with all applicable laws except where the failure to do any of the foregoing has not had, and could not reasonably be expected to have, a Material Adverse Effect.

                  8.09 Good Repair. Each Credit Party will, and will cause each of its Subsidiaries to, ensure that its material properties and equipment required to be used in its business are kept in reasonably good repair, working order and condition, ordinary wear and tear excepted, and that from time to time there are made to such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner useful or customary for companies in similar businesses.

                  8.10 Further Assurances. (a) Each Credit Party will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Lender from time to time such vouchers, invoices, schedules, confirmatory assignments, confirmatory conveyances, financing statements, transfer endorsements, confirmatory powers of attorney, certificates, reports and other assurances or confirmatory instruments and take such further steps relating to the Collateral covered by any of the Security Documents and consistent with the terms of the Credit Documents as the Lender may reasonably require pursuant to this Section 8.10. Furthermore, each Credit Party will cause to be delivered to the Lender such opinions of counsel and other related documents as may be reasonably requested by the Lender to assure itself that this Section 8.10 has been complied with.

                  (b) If at any time any Subsidiary of Parent is created, established or acquired, such Subsidiary shall be required to execute and deliver counterparts of such Security Documents as would have been entered into by such Subsidiary if same had been a Subsidiary on the Initial Borrowing Date, and in each case shall take all action in connection therewith as would otherwise have been required to be taken pursuant to Section 5.

                  (c) In addition to the requirements contained in the Pledge Agreements, each Credit Party agrees to pledge and deliver, or cause to be pledged and delivered, all of the Equity Interests owned by any Credit Party of each new Subsidiary of Parent established or created after the Initial Borrowing Date to the Lender pursuant to the Pledge Agreements.

                  (d) Following any request by the Lender, each Credit Party shall, to the maximum extent permitted by applicable law, grant security interests in such of its Property as may be requested by the Lender, in which perfected security interests do not already exist pursuant to the Security Documents theretofore executed and delivered and, in connection therewith, the Credit Parties shall execute and deliver counterparts of (and thereby become parties to) the applicable Security Documents and/or Additional Security Documents, in each case in form and substance reasonably satisfactory to the Lender.

                  (e) The security interests required to be granted pursuant to Sections 8.10(c) shall be granted pursuant to the respective Security Documents already executed and delivered by the Credit Parties (or other security documentation substantially similar to such Security Documents or otherwise reasonably satisfactory in form and substance to the Lender and the Borrower Representative) and shall constitute valid and enforceable first priority perfected security interests prior to the rights of all third Persons and subject to no other Liens (other than Permitted Lines). The Credit Parties shall (i) at their own expense, (x) execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record in any appropriate governmental office, any document or instrument reasonably deemed by the Lender to be necessary or desirable for the creation, perfection, maintenance, preservation and protection of the Liens on their assets intended to be created pursuant to the relevant Security Documents and
(y) take all other actions reasonably requested by the Lender (including, without limitation, the furnishing of legal opinions) in connection with the granting of the security interests required pursuant to Sections 8.10(c) and
(ii) pay in full all taxes, fees and other charges payable in connection with the granting of the security interests required pursuant to Sections 8.10(c).

                  (f) Each Credit Party agrees that each action required above by Section 8.10(a) or (b) shall be completed as soon as possible, but in no event later than 45 days (or, in the case of actions relating to assets located outside the United States, such greater number of days as the Lender may agree to in its sole and absolute discretion in any given case) after such action is requested to be taken by the Lender. Each Credit Party further agrees that (x) each action required above by Section 8.10(c), (d) and (e) with respect to a newly formed, created or acquired Subsidiary, or with respect to any Subsidiary which is located in a jurisdiction newly-designated as an Acceptable Jurisdiction, shall be completed contemporaneously with the formation, creation or acquisition of such Subsidiary, or the date of the addition of the respective jurisdiction to the list of Acceptable Jurisdictions, as applicable, and (y) all actions required to be taken pursuant to Section 8.10(c) and Section 8.10(d) shall be taken as promptly as practicable, and in any event within 45 days, after the Borrower Representative receives the respective request from the Lender. If requested by the Lender, the Credit Parties shall deliver to the Lender legal opinions relating to the matters described in this Section 8.11, in form, substance and from counsel, reasonably satisfactory to the Lender.

                  8.11 Use of Proceeds. Each Credit Party will, and will cause each of its Subsidiaries to, use the proceeds of the Loans for the purposes specified in Section 7.05 and in accordance with Section 7.26.

                  8.12 Maintenance of Company Separateness. Each Credit Party will, and will cause each of its Subsidiaries to, satisfy customary Company formalities, including the holding of regular board of directors' and shareholders' meetings or action by directors or shareholders without a meeting and the maintenance of Company records. Except to the extent provided under this Agreement, no Credit Party shall make any payment to a creditor of any Subsidiary of such Credit Party in respect of any liability of any such Subsidiary, and no bank account of any such Subsidiary shall be commingled with any bank account of any such Credit Party. Any financial statements distributed to any creditors of any Subsidiary of a Credit Party shall clearly establish or indicate the corporate separateness of such Subsidiary from Parent and its other Subsidiaries. Finally, no Credit Party or any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the Company existence of any other Credit Party or any of their Subsidiaries being ignored, or in the assets and liabilities of Parent or any other Credit Party being substantively consolidated with those of any other such Person or any Subsidiary in a bankruptcy, reorganization or other insolvency proceeding.

                  8.13 Performance of Obligations. Each Credit Party will, and will cause each of its Subsidiaries to, perform all of its material obligations under the terms of each mortgage, deed of trust, indenture, loan agreement or credit agreement and each other material agreement, contract or instrument by which it is bound, except such non-performances as, individually or in the aggregate, could not reasonably be expected to cause a Default or Event of Default hereunder or a Material Adverse Effect.

                  8.14 Certain Post-Effective Date Matters. (a) The Lender shall have received copies of acknowledgments from each of the customers of the Credit Parties of the Notice to Account Debtors on a date no later than 60 days after the Effective Date.

                  (b) If at any time any customer shall have made a payment under any Customer Contract to the Original Account or any account of any of the Credit Parties or its Subsidiaries or to the Credit Parties or its Subsidiaries other than the Designated Account, the relevant Credit Party shall hold such payment and any proceeds therefrom in trust for the benefit of the Lender, and shall immediately deliver such amount in the exact form received, with any necessary endorsements and adequately identified as to its origin to the applicable Designated Account, and provide evidence of such deposit to the Lender.

                  (c) With respect to any Scheduled Existing Indebtedness between the Borrower and a Non-Credit Party Affiliate permitted under Section 9.04, within 30 days of the Initial Borrowing Date, (i) the Borrower shall assign to the Lender a first priority perfected security interest and Lien on such Scheduled Existing Indebtedness if the Borrower is the creditor of such Indebtedness and (ii) the Credit Parties shall cause the Non-Credit Party Affiliate that is also a creditor of such Indebtedness to agree to subordination provisions in form and substance satisfactory to the Lender such that any obligation of the Borrower thereunder shall be subordinated to the indefeasible payment and satisfaction in full of the Obligations of the Borrower under the Credit Documents.

                  (d) The Lender shall, within ten (10) Business Days of the Initial Borrowing Date, receive evidence satisfactory to it of the registration and notifications made by bailiff pursuant to Article 6.1(g) of the Purchase and Sale Agreement (France) between Baldwin France and the Borrower, dated on or about the Effective Date.

                  (e) The Borrower shall, no later than 90 days prior to the Anniversary Date or the termination of the term of the Custody Agreement, whichever is earlier, deliver evidence satisfactory to the Lender that the Custody Agreement shall be renewed and extended for a term until the Revolving Loan Maturity Date or arrange for a replacement custody agreement with a custodian satisfactory to the Lender, which custody agreement shall be in form and substance satisfactory to the Lender.

                  8.15 Dutch PMP Representation. On the date on which an Assignee becomes a Lender, the Borrower shall represent and warrant to such Lender on the date on which such Assignee becomes a Lender that it has verified the status of such Lender on such date and such Lender is either (i) a PMP in accordance with the requirements of the Exemption Regulation and the Policy Guidelines and/or (ii) it forms a closed circle (besloten kring) within the meaning of the Exemption Regulations and the Policy Guidelines with the relevant Borrower.

                  SECTION 9. Negative Covenants. Each Credit Party hereby, jointly and severally covenants and agrees that, without the prior written consent of the Lender, as of the Effective Date and thereafter for so long as this Agreement is in effect and until the Commitment has terminated, no Revolving Notes or Letters of Credit are outstanding and the Loans, the Letters of Credit, together with interest, Fees and all other Obligations incurred hereunder, are paid in full:

                  9.01 Changes in Business; etc. Parent and its Subsidiaries will not engage in any business other than a Permitted Business.

                  9.02 Consolidation; Merger; Sale or Purchase of Assets; etc. No Credit Party will, nor will permit any of its respective Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of all or any substantial part of its property or assets, or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any substantial part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person or agree to do any of the foregoing at any future time, except that the following shall be permitted:

                  (i) a Credit Party and its Subsidiaries may lease (as lessee) or license (as licensee) real or personal property (including intellectual property) in the ordinary course of business (so long as any such lease or license does not create a Capitalized Lease Obligation that exceeds $250,000 per annum on an aggregate basis);

                  (ii)     Investments permitted pursuant to Section 9.05;

                  (iii) a Credit Party and its Subsidiaries may, in the ordinary course of business, sell or otherwise dispose of assets (excluding capital stock of, or other Equity Interests in, Subsidiaries and joint ventures) which, in the reasonable opinion of such Person, are obsolete, uneconomic or worn-out;

                  (iv) a Credit Party and its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, overdue accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof and not as part of any financing transaction;

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

                  (v) a Credit Party and its Subsidiaries may grant licenses, sublicenses, leases or subleases to other Persons not materially interfering with the conduct of the business of the Credit Party or any of its Subsidiaries, in each case so long as no such grant otherwise affects the Lender's security interest in the asset or property subject thereto;

                  (vi) a Credit Party and its Subsidiaries may sell inventory to their respective customers in the ordinary course of business;

                  (vii) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving entity) or with or into any one or more wholly-owned Subsidiaries of the Borrower (provided that a wholly-owned Credit Party or Credit Parties shall be the continuing or surviving entity); and

                  (viii) each Guarantor Subsidiary may sell Eligible Accounts Receivable to the Borrower pursuant to the terms of the Purchase and Sale Agreements.

                  9.03 Liens. No Credit Party will, or will permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible) of Parent or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to Parent or any of its Subsidiaries) or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute except Liens described below which are herein referred to as "Permitted Liens":

                  (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with U.S. GAAP;

                  (ii) Liens in respect of property or assets of the Credit Parties or any of their Subsidiaries imposed by law which were incurred in the ordinary course of business and which have not arisen to secure Indebtedness for borrowed money, such as carriers', warehousemen's and mechanics' Liens, statutory landlord's Liens, maritime Liens and other similar Liens arising in the ordinary course of business, and which either (x) do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Credit Parties or any of their Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien;

                  (iii) Liens created by or pursuant to this Agreement and the Security Documents;

                  (iv) Liens in existence on the Initial Borrowing Date which are listed, and the property subject thereto described, in
         Schedule 7.23, but only to the respective date, if any, set forth in such Schedule 7.23 for the removal, replacement and termination of any such Liens, provided that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal, replacement or extension and (y) any such renewal, replacement or extension does not encumber any additional assets or properties of the Credit Parties or any of their Subsidiaries;

                  (v) Liens (other than any Lien imposed by ERISA) (x) incurred or deposits made in the ordinary course of business of the Credit Parties and their Subsidiaries in connection with workers' compensation, unemployment insurance and other types of social security, (y) to secure the performance by the Credit Parties and their Subsidiaries of tenders, statutory obligations (other than excise taxes not described in Section 9.03(i)), surety and customs bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of (I) obligations for the payment of borrowed money and (II) stay and appeal bonds and other obligations described above) or (z) to secure the performance by the Credit Parties and their Subsidiaries of leases of Real Property, to the extent incurred or made in the ordinary course of business consistent with past practices;

                  (vi) licenses, sublicenses, leases or subleases granted to third Persons in the ordinary course of business not interfering in any material respect with the business of the Credit Parties or any of their Subsidiaries;

                  (vii) easements, rights-of-way, restrictions, encroachments, municipal and zoning ordinances and other similar charges or encumbrances, and minor title deficiencies, in each case not securing Indebtedness and not materially interfering with the conduct of the business of Credit Parties or any of their Subsidiaries; and

                  (viii) protective liens granted by the Guarantor Subsidiaries to the Borrower pursuant to the terms of the Purchase and Sale Agreements and assigned to the Lender.

                  9.04 Indebtedness. No Credit Party will, or will permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                  (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

                  (ii) Scheduled Existing Indebtedness outstanding on the Initial Borrowing Date and listed on Part II of Schedule 7.23 and renewals on substantially similar terms, and without duplication, with respect to any such Scheduled Existing Indebtedness between Baldwin Jimek and S.E. Banken, issuance of letters of credit or replacement and renewal of existing letters of credit by S.E. Banken on substantially similar terms; provided that no such Indebtedness may exceed $100,000 on an individual basis or $1,800,000 in the aggregate outstanding at any time; provided further that any request for a letter of credit in an amount in excess of $100,000 shall be made to the Lender pursuant to
         Section 1A of this Agreement;

                  (iii) Indebtedness of the Credit Parties under Interest Rate Protection Agreements and Other Hedging Agreements entered into to protect them against fluctuations in interest rates in respect of Indebtedness otherwise permitted under this Agreement, so long as the entering into of such Interest Rate Protection Agreements are bona fide hedging activities and are not for speculative purposes and are with the prior written consent of the Lender;

                  (iv) Indebtedness incurred pursuant to the terms of the Purchase and Sale Agreements, "Purchaser Notes" and "Debt Certificates" (in each case, as defined in applicable Purchaser and Sale Agreement);

                  (v) Indebtedness incurred pursuant to the terms of the Reimbursement Agreements;

                  (vi) Indebtedness of the Borrower to any Credit Party or Baldwin France, and of any Credit Party or Baldwin France to the Borrower or any other Credit Party or Baldwin France, as applicable; and

                  (vii) unsecured Indebtedness of the relevant Credit Parties to the Parent with respect to payment of management fees to the extent permitted under Section 9.06(b).

                  9.05 Advances; Investments; Loans. No Credit Party will, or will permit any of its Subsidiaries to, directly or indirectly, lend money or extend credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other Equity Interest in, or make any capital contribution to, any Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents (each of the foregoing an "Investment" and, collectively, "Investments"), except:

                  (i) the Credit Parties and their Subsidiaries may acquire and hold cash and Cash Equivalents; provided, however, that at any time Revolving Loans are outstanding, the aggregate amount of Unrestricted Cash held by the Credit Parties and their Subsidiaries shall not exceed $5,000,000 for any period of five consecutive Business Days other than
         (x) Unrestricted Cash held by a Credit Party or a Subsidiary of a Credit Party for the benefit of a third party and (y) Unrestricted Cash held by Baldwin Printing Control (Beijing) Company Limited in an amount not to exceed $300,000;

                  (ii) the Credit Parties and their Subsidiaries may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms (including the dating of receivables) of the Credit Parties or such Subsidiary;

                  (iii) the Credit Parties and their Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers, trade creditors, licensees, licensors and customers and in good faith settlement of delinquent obligations of, and other disputes with, suppliers, trade creditors, licensees, licensors and customers arising in the ordinary course of business;

                  (iv) loans and advances to employees of any of the Credit Parties or its Subsidiaries for travel, entertainment and relocation expenses in the ordinary course of business in an aggregate amount for the Credit Parties and their Subsidiaries not to exceed $100,000 at any one time outstanding;

                  (v) the Credit Parties and their Subsidiaries may own the capital stock of, or other Equity Interests in, their respective Subsidiaries created or acquired in accordance with the terms of this Agreement; and

                  (vi) the Guarantor Subsidiaries may extend credit to the Borrower pursuant to the terms of the Purchase and Sale Agreements and the "Purchaser Notes" and "Debt Certificates" to be issued by the Borrower thereunder.

                  9.06 Restricted Payments; etc. No Credit Party will, or will permit any of its Subsidiaries to, declare or pay any dividends (other than dividends payable solely in non-redeemable common stock or comparable common equity interests of Parent or any such Subsidiary, as the case may be) or return any equity capital to, its stockholders, partners, members or other equity holders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders, partners, members or other equity holders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock or other Equity Interests, now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such shares or other Equity Interests), or set aside any funds for any of the foregoing purposes, and no Credit Party will, or will permit any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock or other Equity Interests of Parent or any other Subsidiary, as the case may be, now or hereafter outstanding (or any options or warrants or stock appreciation rights issued by such Person with respect to its capital stock or other Equity Interests) (all of the foregoing "Dividends"), except that (a) a Credit Party may pay Dividends to another Credit Party provided that such Dividend shall be in the form of a dividend or distribution and (b) the Parent may receive from the relevant Credit Parties a management fee of up to $3,500,000 per annum in the aggregate.

                  9.07 Transactions with Affiliates. Except as otherwise permitted hereunder or as contemplated by the Purchase and Sale Agreements, no Credit Party will, or will permit any of its Subsidiaries to, enter into any transaction or series of transactions with any Affiliate of Parent or any of its Subsidiaries or amend, modify or change any term or provision thereof, other than in the ordinary course of business and on terms and conditions substantially as favorable to such Credit Party or such Subsidiary as would be reasonably expected to be obtainable by such Credit Party or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate, or as otherwise approved by the Lender, and any such transaction or series of transaction or amendment, modification or change thereof would not reasonably be expected to adversely affect any right or interest of the Lender hereunder or under the other Credit Documents.

                  9.08 Capital Expenditures. No Credit Party will, or will permit any of its Subsidiaries to, make any Capital Expenditures, except for expenditures by any of the Credit

Parties in the ordinary course of business not exceeding, in the aggregate during any fiscal year of the Credit Parties, $500,000 on a consolidated basis.

                  9.09 Limitation on Voluntary Payments and Modifications of Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements, etc. (a) No Credit Party will, and no Credit Party will permit any of its Subsidiaries to:

                  (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption, repurchase or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due), or any prepayment, repurchase, redemption or acquisition for value as a result of any asset sale, change of control or similar event of, any Existing Indebtedness;

                  (ii)     except as permitted pursuant to Section 9.04(ii) or
         Section 9.07, amend or modify, or permit the amendment or modification of, any provision of any Existing Indebtedness, other than any technical or clarifying amendments, modifications or changes to any such documents that are not in any way adverse to the interests of the Lenders and do not relate to the subordination provisions contained therein (including, without limitation, reductions in payment obligations, reductions in interest rates and maturity extensions); or

                  (iii) amend or modify, or permit the amendment or modification of, any provision of any of the certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of limited liability company, limited liability company agreement or equivalent organizational document of any such Credit Party or any such Subsidiary in any manner adverse to any of the rights or interests of the Lender hereunder or under the other Credit Documents or change its legal name, its type of organization, its status as a registered organization (in the case of a registered organization), its jurisdiction of organization, its location of business, or its organizational identification number.

                  9.10 Limitation on Issuance of Equity Interests. (a) No Credit Party will issue any Preferred Equity (or any options, warrants or rights to purchase Preferred Equity) or any redeemable common stock or equivalent common Equity Interests.

                  (b) No Credit Party will, or will permit any of its Subsidiaries to, issue any capital stock or other Equity Interests (including by way of sales of treasury stock), except (i) for transfers and replacements of then outstanding shares of capital stock or other Equity Interests and (ii) for stock splits, stock dividends and additional issuances which do not decrease the aggregate percentage ownership of Parent and its Subsidiaries in any class of the capital stock or other Equity Interests of such Subsidiaries. All capital stock or other Equity Interests issued in accordance with this Section 9.10(b) shall, to the extent required by the relevant Security Document, be delivered to the Lender for pledge pursuant to such Security Document.

                  9.11 Limitation on Certain Restrictions on Subsidiaries. No Credit Party will, or will permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective, any encumbrance or restriction on the ability of any such Subsidiary to (x) pay dividends or make any other distributions on its capital stock or any other Equity Interests or participation in its profits owned by Parent or any Subsidiary of Parent, or pay any Indebtedness owed to Parent or a Subsidiary of Parent, (y) make loans or advances to Parent or any Subsidiary of Parent or (z) transfer any of its properties or assets to Parent or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Credit Parties or a Subsidiary of the Credit Parties, or (iv) customary provisions restricting assignment of any licensing agreement (in which the Credit Parties or any of their Subsidiaries is the licensee) or any other contract entered into by the Credit Parties or any Subsidiary of the Credit Parties in the ordinary course of business.

                  9.12 Limitation on the Creation of Subsidiaries. Parent will not, and will not permit any of its Subsidiaries to, establish, create or acquire after the Initial Borrowing Date any Subsidiary.

                  9.13 Limitation on Changes in Fiscal Year. No Credit Party will, or will permit any of its Subsidiaries to change the fiscal year to end on a date other than June 30.

                  9.14 Limitation on Negative Pledge Clauses. No Credit Party will, or will permit any of its Subsidiaries to enter into with any Person any agreement, other than (a) this Agreement and (b) any industrial revenue bonds, purchase money mortgages or Capitalized Leases permitted by this Agreement (in which cases, any prohibition or limitation shall only be effective against the assets financed thereby), which agreement prohibits or limits the ability of any Credit Party or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

                  9.15 Tax Sharing. No Credit Party will, or will permit any of its Subsidiaries to, consent to or permit the filing of or be a party to any consolidated income tax return with any Person other than a consolidated return of the Parent and its Subsidiaries.

                  9.16 Limitation or Use of Proceeds. No Credit Party will, or will permit any of its Subsidiaries to, use any of the proceeds of the Loans to finance any Acquisition.

                  9.17 Customer Contract. No Credit Party will, or will permit any of its Subsidiaries to enter into any Customer Contract except such Customer Contracts as may be entered into by the relevant Credit Party or Subsidiary in the ordinary course of business in accordance with applicable law and prudent commercial practices, containing standard commercial terms and conditions and all payments under any and all such contracts shall be made to the Designated Account pursuant to the terms of such contracts and/or related invoices.

                  9.18 Value of Collateral. The aggregate value of the Borrowing Base shall at no time be less than the aggregate amount of the Loans then outstanding.

                  SECTION 10. Events of Default. Upon the occurrence of any of the following specified events (each, an "Event of Default"):

                  10.01 Payments. The Borrower shall (i) default in the payment when due of any principal of any Loan or Revolving Note, (ii) default, and such default shall continue for three or more Business Days, in the payment when due of any interest on any Loan or Revolving Note or any Drawing under any Letter of Credit which has not been reimbursed by the Borrower or any Fees or (iii) default, and such default shall continue for 10 or more Business Days after notice to the Borrower by the Lender, in the payment when due of any other amounts owing hereunder or under any other Credit Document; or

                  10.02 Representations, etc. Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Credit Document or in any statement or certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                  10.03 Covenants. Any Credit Party or any of its Subsidiaries shall (a) default in the due performance or observance by it of any term, covenant or agreement contained in Section 8.01, 8.02(b), 8.03, 8.10, 8.11, 8.12, 8.13, 8.14 (other than clause (a) thereof), or 9, or (b) default in the due performance or observance by it of any term, covenant or agreement contained in this Agreement (other than Section 8.14(a) and those referred to in Section 10.01, 10.02 or clause (a) of this Section 10.03) and such default shall continue unremedied for a period of at least 30 days after notice to the defaulting party by the Lender; or

                  10.04 Default Under Other Agreements. (a) Any Credit Party or any of its Subsidiaries shall (i) default in any payment with respect to any Indebtedness in excess of $500,000 (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, in any case the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such Indebtedness in excess of $500,000 to become due prior to its stated maturity; or (b) any Indebtedness (other than the Obligations) of any Credit Party or any of its Subsidiaries in excess of $500,000 shall be declared to be (or shall become) due and payable, or shall be required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

                  10.05 Bankruptcy, etc. Any Credit Party or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code") or any other similar Debtor Relief Law; or an involuntary case is commenced against any Credit Party or any of its Subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of any Credit Party or any of its Subsidiaries; or any Credit Party or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to any Credit Party or any of its Subsidiaries; or there is commenced against any Credit Party or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days; or any Credit Party or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Credit Party or any of its Subsidiaries suffers any appointment of any custodian, administrator or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or any Credit Party or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any Company action is taken by any Credit Party or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

                  10.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, ..67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days which could reasonably be expected to result in a Material Adverse Effect, any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Plan pursuant to Section 4042(b) of ERISA, any Plan or Multiemployer Plan which is subject to Title IV of ERISA is, shall have been or is likely to be involuntarily terminated or to be the subject of termination proceedings under ERISA, any Plan subject to Title IV of ERISA shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan or Multiemployer Plan or a Foreign Pension Plan has not been timely made, any Credit Party or any Subsidiary of any Credit Party or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan subject to Title IV of ERISA or Multiemployer Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section
401(a)(29), 4971 or 4975 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under
Section 4980B of the Code, or any Credit Party or any Subsidiary of any Credit Party has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans or Foreign Pension Plans, a "default" within the meaning of Section 4219(c)(5) of ERISA, shall occur with respect to any Plan or Multiemployer Plan; (b) there shall result from any such event or events described above in this Section 10.06 the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability resulting from any event described in clause (a) above; and (c) such lien, security interest or liability, individually and/or in the aggregate has had, or could reasonably be expected to have, a Material Adverse Effect; or

                  10.07 Security Documents. (a) Any Security Document shall cease to be in full force and effect (except in accordance with the terms thereof), or shall cease to give the Lender the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral), in favor of the Lender, superior to and prior to the rights of all third Persons (except as permitted by Section 9.03), and subject to no other Liens (except as permitted by Section 9.03), or (b) any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any such Security Document and such default shall continue beyond any cure or grace period specifically applicable thereto pursuant to the terms of any such Security Document; or

                  10.08 Guaranties. Any Guaranty or any provision under Section 13 hereof shall cease to be in full force or effect as to the relevant Guarantor, or any Guarantor or Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations thereunder, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to its guaranty; or

                  10.09 Judgments. One or more judgments or decrees shall be entered against any Credit Party or any of its Subsidiaries involving a liability (to the extent not paid or covered by a reputable and solvent insurance company (with any portion of any judgment or decree not so covered to be included in any determination hereunder)) equal to or in excess of $500,000 for all such judgments and decrees and all such judgments or decrees shall either be final and non-appealable or shall not have been vacated, discharged or stayed or bonded pending appeal for any period of 60 consecutive days; or

                  10.10 Denial of Liability. (a) Any Credit Party shall deny its obligations under this Agreement, any Revolving Note or any other Credit Document, (b) any law, rule or regulation shall purport to render invalid, or preclude enforcement of, any provision of this Agreement or any other Credit Document or impair performance of any Credit Party's obligations hereunder or under any other Credit Document or (c) any authority of competent jurisdiction asserting or exercising de jure or de facto governmental or police powers shall, by moratorium laws or otherwise, cancel, suspend or defer the obligation of any Credit Party to pay any amount required to be paid hereunder or under any other Credit Document; or

                  10.11 Governmental Action. Any governmental authority shall have condemned, nationalized, seized, or otherwise expropriated all or any substantial part of the property, shares of capital stock or other assets of any Credit Party or any of its Subsidiaries, or shall have assumed custody or control of such property or other assets or of the business or operations of any Credit Party or any of its Subsidiaries, or shall have taken any action for the dissolution or disestablishment of any Credit Party or any of its Subsidiaries or any action that would prevent any Credit Party, any of its Subsidiaries or any of their respective officers from carrying on the business of such Credit Party or such Subsidiary or a substantial part thereof; or

                  10.12 Material Adverse Effect. The business or operations of the Credit Parties taken as a whole shall experience a Material Adverse Effect; or

                  10.13 Change of Control. A Change of Control shall occur; or

                  10.14 Termination Event. A "Termination Event" (as defined in any Purchase and Sale Agreement) shall occur; or

                  10.15 Controlling Interest in Baldwin Japan and Baldwin Sweden. (a) The Lender shall not have a perfected first priority security interest in, and Lien on, at least a Controlling Interest in Baldwin Sweden within 60 days of the Initial Borrowing Date or (b) the Lender shall not have a perfected first priority security interest in, and Lien on, at least a Controlling Interest in Baldwin Japan within 15 Business Days of the Initial Borrowing Date; or

                  10.16 Resolutions. The Lender shall not have received, within 45 days of the Initial Borrowing Date, a certified copy of resolutions of the shareholders of Baldwin Globaltec approving the execution, delivery and performance by Baldwin Globaltec of the Credit Documents to which it is a party and the amendment and/or modification of Article 5 of the Articles of Association of Baldwin Globaltec, each in form and substance satisfactory to the Lender, then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Lender may, by written notice to the Borrower Representative, take any or all of the following actions (provided that if an Event of Default specified in Section 10.05 shall occur with respect to any Credit Party, the result which would occur upon the giving of written notice by the Lender as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Commitment terminated, whereupon the Commitment of the Lender shall forthwith terminate immediately and any Fees shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and all Obligations owing hereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (iii) enforce any or all of the Liens and security interests created pursuant to the Security Documents; and (iv) exercise such other remedies and rights at law or in equity.

                  SECTION 11. Definitions and Rules of Interpretation.

                  11.01 Definitions. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

                  "Acceptable Currency" shall mean freely transferable lawful currency of any Acceptable Jurisdiction, provided that the calculation of the value thereof shall be based upon the Dollar Equivalent determined as of the date of such calculation.

                  "Acceptable Jurisdiction" shall mean France, Germany, Japan, Sweden, United Kingdom, The Netherlands and United States of America.

                  "Account" shall mean, with respect to any Person, all present and future accounts, contract rights and other rights to payment for goods sold or leased (whether or not delivered) or for services rendered which are not evidenced by an instrument, whether or not they have been earned by performance, and any letter of credit, guarantee, security interest or other security issued or granted to secure payment by an account debtor.

                  "Account Control Agreement" shall mean the Deposit Account Control Agreement, dated on or about the Effective Date, among the Borrower, the Lender and Bank of America, N.A.

                  "Account Debtor" shall mean any Person who is or becomes obligated to a Credit Party under, with respect to or on account of an Account or a Japanese Note.

                  "Acquisition" shall mean any transaction pursuant to which any of the Credit Parties or any of its Subsidiaries (a) acquires equity securities (or warrants, options or other rights to acquire such securities) of any Person other than any of the Credit Parties or any Person which is not then a Subsidiary of any of the Credit Parties, pursuant to a solicitation of tenders therefor, or in one or more negotiated block, market or other transactions not involving a tender offer, or a combination of any of the foregoing, or (b) makes any Person a Subsidiary of any of the Credit Parties, or causes any such Person to be merged into any of the Credit Parties or any of its Subsidiaries, in any case pursuant to a merger, purchase of assets or any reorganization providing for the delivery or issuance to the holders of such Person's then outstanding securities, in exchange for such securities, of cash or securities of any of the Credit Parties or any of its Subsidiaries, or a combination thereof, or (c) purchases all or substantially all of the business or assets of any Person.

                  "Acrotec UK" shall have the meaning provided in the first paragraph of this Agreement.

                  "Additional Collateral" shall mean all property (whether real or personal) in which security interests are granted (or have been purported to be granted) (and continue to be in effect at the time of determination) pursuant to Section 8.10.

                  "Additional Security Documents" shall mean all mortgages, pledge agreements, security agreements and other security documents entered into from time to time pursuant to Section 8.10, as each such document may be modified, supplemented or amended from time to time in accordance with the terms hereof and thereof.

                  "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors (or equivalent governing body) of such Person or (ii) to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that no Lender (nor any Affiliate thereof) shall be considered an Affiliate of Parent or any Subsidiary thereof.

                  "Agreement" shall mean this Credit Agreement, as modified, supplemented, amended, restated (including any amendment and restatement hereof), extended, renewed, refinanced or replaced from time to time.

                  "Anniversary Date" shall mean August 15, 2004.

                  "Applicable Margin" shall mean a percentage per annum equal to
(i) in the case of Revolving Loans maintained as (A) Base Rate Loans, 8% and (B) Eurodollar Loans denominated in Dollars, 10%, and Eurodollar Loans denominated in Euros, 11.5%; provided that commencing the second fiscal quarter of fiscal year 2004, if the Disclosed EBITDA of the Parent for such fiscal quarter or any succeeding fiscal quarter equals or exceeds $1,250,000 (the "Required EBITDA"), then the Applicable Margin for the relevant Interest Period shall be reduced by 0.50%, or whole increments thereof for each whole increment of the Required EBITDA.

                  "Asset Sale" shall mean any sale, transfer or other disposition by Parent or any of its Subsidiaries to any Person other than the Borrower or any wholly-owned Subsidiary of the Borrower of any asset or Property (including, without limitation, any capital stock or other securities of, or other Equity Interests in, another Person, but excluding the sale by Parent of its own capital stock) of Parent or such Subsidiary other than (i) sales, transfers or other dispositions of inventory made in the ordinary course of business, or (ii) sales or liquidations of Cash Equivalents, it being understood and agreed that the grant of a Lien by Parent or any of its Subsidiaries in favor of another Person shall not in and of itself constitute an "Asset Sale" for purposes of this definition.

                  "Assignment and Assumption Agreement" has the meaning provided in Section 12.04(b) of this Agreement.

                  "Authorized Officer" shall mean, (i) with respect to any Person that is a corporation or a limited liability company, the Chairman, President, any Vice President or Secretary (or Assistant Secretary) of such Person and (ii) with respect to any Person that is a partnership, the President, any Vice President or Secretary (or Assistant Secretary) of a general partner or managing partner of such Person and in each case whose name appears on a certificate of incumbency of such Person delivered in accordance with this Agreement, as such certificate may be amended from time to time.

                  "BAC" shall have the meaning provided in the first paragraph of this Agreement.

                  "BAC Common Stock" shall have the meaning provided in Section 7.13(b) of this Agreement.

                  "Baldwin France" shall mean Baldwin France Sarl, a French limited liability company.

                  "Baldwin Germany" shall have the meaning provided in the first paragraph of this Agreement.

                  "Baldwin Globaltec" shall have the meaning provided in the first paragraph of this Agreement.

                  "Baldwin Graphic" shall have the meaning provided in the first paragraph of its Agreement.

                  "Baldwin Graphic Common Stock" shall have the meaning provided in Section 7.13(e) of this Agreement.

                  "Baldwin IVT" shall have the meaning provided in the first paragraph of this Agreement.

                  "Baldwin Japan" shall mean Baldwin Japan Ltd., a Japanese company.

                  "Baldwin Jimek" shall have the meaning provided in the first paragraph of this Agreement.

                  "Baldwin Sweden" shall have the meaning provided in the first paragraph of this Agreement.

                  "Baldwin U.K." shall have the meaning provided in the first paragraph of this Agreement.

                  "Baldwin (UK)" shall have the meaning provided in the first paragraph of this Agreement.

                  "Bankruptcy Code" shall have the meaning provided in Section
10.05 of this Agreement.

                  "BAPC" shall have the meaning provided in the first paragraph of this Agreement.

                  "BAPC Common Stock" shall have the meaning provided in Section 7.13(d) of this Agreement.

                  "Base Rate" at any time shall mean the higher of (x) the rate which is 1/2 of 1% in excess of the Federal Funds Rate at such time and (y) the Prime Lending Rate at such time.

                  "Base Rate Loan" shall mean the Loans or any portion thereof which bears interest based on the Base Rate.

                  "BEC" shall have the meaning provided in the first paragraph of this Agreement.

                  "BEC Common Stock" shall have the meaning provided in Section 7.13(c) of this Agreement.

                  "Borrower Representative" shall mean Baldwin Technology Company, Inc., a Delaware corporation.

                  "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

                  "Borrowing" shall mean the borrowing of one Type of Loan by the Borrower from the Lender having Commitments with respect to such Loan on a given date (or resulting from a conversion or conversions on such date), provided that Base Rate Loans incurred pursuant to Section 1.07(b) shall be considered part of the related Borrowing of Eurodollar Loans or Euro Denominated Loans, as the case may be.

                  "Borrowing Base" shall mean, as of any date of determination by the Lender, from time to time, an amount equal to the sum of (a) 100% of the amount of cash then in deposit in the Designated Accounts (less the Excluded Amount) as to which the Lender shall have a valid and perfected first priority security interest and Lien, (b) 80% of Eligible Accounts Receivable and (c) for the period from and after the Effective Date up to the Anniversary Date, 40% of the value of Eligible Inventory, provided that for the purpose of determining the Borrowing Base, such value shall not exceed $5,000,000.

                  "Borrowing Base Certificate" shall mean a certificate in substantially the form of Exhibit J to the Agreement and delivered pursuant to Sections 6.06 and 8.01(m) of the Agreement.

                  "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close, and
(ii) with respect to all notices and determinations in connection with, and payments of principal and interest on or with respect to, any Eurodollar Loan, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in the London interbank market and which shall not be a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close in London or New York City.

                  "Capital Expenditures" shall mean, with respect to any Person, for any period, all expenditures by such Person which should be capitalized in accordance with U.S. GAAP during such period, including, without duplication, all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with U.S. GAAP) and the amount of all Capitalized Lease Obligations incurred by such Person during such period.

                  "Capital Lease," as applied to any Person, shall mean any lease of any Property by that Person as lessee which, in conformity with U.S. GAAP, is accounted for as a capital lease on the balance sheet of that Person.

                  "Capitalized Lease Obligations" of any Person shall mean all obligations under Capital Leases of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with U.S. GAAP.

                  "Cash Equivalents" means (i) Dollars, Euros, pounds sterling and, in the case of any of the Guarantor Subsidiaries, such local currencies held by them from time to time in the ordinary course of their businesses, (ii) securities issued or directly fully guaranteed or insured by the governments of the United States, the United Kingdom, Sweden, Switzerland, Japan, Canada and members of the European Union or any agency or instrumentality thereof (provided that the full faith and credit of the respective such government is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (iii) securities issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within six months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or

Moody's, (iv) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank or commercial bank of a foreign country recognized by the United States, (x) in the case of a domestic commercial bank, having capital and surplus in excess of $500,000,000 and outstanding debt which is rated "A" (or similar equivalent thereof) or higher by at least one nationally recognized statistical rating organization (as defined under Rule 436 under the Securities Act) and (y) in the case of a foreign commercial bank, having capital and surplus in excess of $250,000,000 (or the foreign currency equivalent thereof), (v) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iv) above entered into with any financial institution meeting the qualifications specified in clause (iv) above, (vi) commercial paper having a rating of at least A-1 from S&P or at least P-1 from Moody's and in each case maturing within six months after the date of acquisition and (vii) investments in money market funds which invest substantially all their assets in securities of the types described in clauses (i) through (vi) above.

                  "Change of Control" shall mean, at any time and for any reason whatsoever, (a) Parent shall cease to own directly or indirectly, 90% on a fully diluted basis of the economic and voting interest in Baldwin Globaltec's equity and 100% on a fully diluted basis of the economic and voting interest in the Borrower's capital stock and each of the other Guarantor Subsidiary's equity or
(b) the Borrower shall cease to own directly or indirectly, 90% on a fully diluted basis of the economic and voting interest in Baldwin Globaltec's equity and 100% on a fully diluted basis of the economic and voting interests in each of the other Guarantor Subsidiary's (other than Baldwin Japan) equity or (c) BAC shall cease to own directly or indirectly 100% on a fully diluted basis of the economic ad voting interest in Baldwin Japan's equity or (d) Continuing Directors cease to constitute a majority of the members of the Board of Directors of Parent.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

                  "Collateral" shall mean all property (whether real or personal, movable or immovable) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document (including any Additional Security Document), including, without limitation, all Pledge Agreement Collateral, all Security Agreement Collateral and all cash and Cash Equivalents delivered as collateral pursuant to any Credit Document and all Additional Collateral, if any.

                  "Collective Bargaining Agreements" shall have the meaning provided in Section 5.10.

                  "Commitment" shall mean $20,000,000.

                  "Company" shall mean any corporation, limited liability company, partnership or other business entity (or the adjectival form thereof, where appropriate).

                  "Consolidated Interest Expense" shall mean, for any period, the aggregate consolidated interest accrued and/or paid by Parent, the Borrower and their respective Subsidiaries in respect of Indebtedness determined on a consolidated basis in accordance with U.S. GAAP during such period, including, without limitation, amortization of original issue discount on any Indebtedness and of all fees payable in connection with the incurrence of such Indebtedness (to the extent included in interest expense), the interest portion of any deferred payment obligation, the interest component of any Capitalized Lease Obligations, net cash costs under any Interest Rate Protection Agreements and Other Hedging Agreements, all capitalized interest and interest paid by Parent, the Borrower or their respective Subsidiaries on debt guaranteed by Parent, the Borrower or their respective Subsidiaries.

                  "Consolidated Net Income" shall mean for any period the consolidated net income of Parent, the Borrower and their respective Subsidiaries for such period as determined in accordance with U.S. GAAP.

                  "Consolidated Subsidiary" shall mean, with respect to any Person, at any date, any other Person the Equity Interests of which are owned by such Person and whose financial results are consolidated in the financial statements of such Person in accordance with U.S. GAAP (and consistent with the consolidation practices of the Borrowers as in effect on the Effective Date), if such statements were prepared as of such date.

                  "Continuing Directors" shall mean the directors of Parent on the Effective Date and each other director if such director's election or nomination for the election to the Board of Directors is recommended by a majority of the then Continuing Directors.

                  "Contractual Obligations" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Controlling Interest" shall mean, with respect to any Person, at least 95% on a fully diluted basis of the economic and voting interest in such Person's equity.

                  "Credit Documents" shall mean this Agreement, the Revolving Notes, the Letters of Credit, each Guaranty, each Security Document and any other guarantees or security documents executed and delivered for the benefit of the Lender in accordance with the requirements of this Agreement and any other guaranties, pledge agreements or security documents executed and delivered in accordance with the requirements hereof, and the Purchase and Sale Agreements.

                  "Credit Event" shall mean the making of a Loan or the issuance of a Letter of Credit.

                  "Credit Insurance" shall have the meaning provided in Section 8.03.

                  "Credit Party" shall mean individually, each of Parent, the Borrower and each Guarantor and collectively, all of the foregoing.

                  "Custodian" shall mean J.P. Morgan Trust Bank Ltd.

                  "Custody Agreement" shall mean the Custodial Agreement, dated as of the Effective Date, among Baldwin Japan, the Lender and the Custodian.

                  "Customer Contract" shall have the meaning provided in Section 7.22.

                  "Debtor Relief Laws" shall mean the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States of America, the Netherlands, United Kingdom, Japan, Sweden, Germany, France or other Acceptable Jurisdiction applicable countries from time to time in effect affecting the rights of creditors generally.

                  "Default" shall mean any event, act or condition, which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Designated Account" shall mean, with respect to any Credit Party, the account set forth opposite its name on Schedule 9.17 to this Agreement, and in which the Lender shall have a valid and perfected first priority security interest and Lien pursuant to the terms of the Security Documents.

                  "Disclosed EBITDA" shall mean, in any fiscal period, Consolidated Net Income for such period, (i) plus the amount of all Consolidated Interest Expense, federal, state and local income or franchise tax expense (in each case to the extent such tax expense is included in the financial statements of the Parent and its Consolidated Subsidiaries as income tax expense), depreciation and amortization, including amortization or write off of any goodwill or other intangibles for such period, (ii) less gains and plus losses attributable to any fixed asset sales, (iii) plus the amortization of debt issuance costs and (iv) plus or minus (as the case may be) any other non-cash items, all determined in accordance with U.S. GAAP, without duplication and only to the extent added or deducted (as the case may be) in calculating Consolidated Net Income, and as disclosed by the Parent in its Form 10-Q as filed with the SEC.

                  "Dividend" shall have the meaning provided in Section 9.06.

                  "Dollar" and the sign "$" shall mean the freely transferable, lawful currency of the United States.

                  "Dollar Equivalent" of an amount denominated in a currency other than Dollars shall mean, at any time for the determination thereof, the amount of Dollars which could be purchased with the amount of such currency involved in such computation at the spot exchange rate therefor as quoted by the Lender as of 11:00 A.M. (New York time) on the date two Business Days prior to the date of any determination thereof for purchase on such date; provided that for purposes of (x) determining compliance with Sections 1.01, 1.02 and 4.01(a),
(y) calculating Fees pursuant to Section 3.01 and (z) determining the Borrowing Base, the Dollar Equivalent of any amounts denominated in a currency other than Dollars shall be revalued on a monthly basis using the spot exchange rates therefor as quoted in Reuters ECB Page 37 (or, if same does not provide such exchange rates, on such other basis as is reasonably satisfactory to the Lender) on the last Business Day of each calendar month. Notwithstanding anything to the contrary contained in this definition, at any time that a Default or an Event of Default then exists, the Lender may revalue the Dollar Equivalent of any amounts outstanding under the Credit Documents in a currency other than Dollars in its sole discretion.

                  "Drawing" shall have the meaning provided in Section 1A.04(b).

                  "Effective Date" shall have the meaning provided in Section 12.09.

                  "Eligible Accounts Receivable" shall mean, as at any date, the aggregate of all Accounts of the Credit Parties and Baldwin France and the Japanese Note (the "Specified Eligible Accounts") then due and payable in Acceptable Currency and reflected in the most recent Borrowing Base Certificate, and not deemed by the Lender to be ineligible for inclusion in the calculation of the Borrowing Base in accordance with the terms hereof. In determining the amount to be so included, (x) the face amount of such Specified Eligible Accounts shall be reduced, without duplication, by the amount of all returns, discounts, deferred revenue, progress billings, claims, contras, credits, charges, chargebacks, rebates or other allowances, amounts unearned and unapplied cash (in each case whether such reductions are attributable to one or more Specified Eligible Accounts) and (y) the amount of Specified Eligible Accounts included shall in no event exceed the book value thereof as determined in a manner consistent with the Credit Parties' and if applicable, Baldwin France's or Baldwin Japan's financial statements. Unless otherwise approved in writing by the Lender, Eligible Accounts Receivables shall not include any Account of the Credit Parties or Baldwin France or Japanese Note:

                  (a) that does not arise from the sale of goods or the performance of services by the Credit Parties in the ordinary course of its business;

                  (b) (i) upon which the Credit Parties' right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever (other than installation of the subject inventory for which a Reserve shall be established), or (ii) as to which a Credit Party is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process or other dispute resolution mechanism, or (iii) if the Account or Japanese Note represents a progress billing (in whole or in part, but only to the extent of such progress billing) consisting of an invoice for goods sold or used or services rendered pursuant to a contract under which the Account Debtor's obligation to pay that invoice is subject to the Credit Parties' completion of further performance under such contract or is subject to the equitable lien of a surety bond issuer;

                  (c) that is subject to any defense, counterclaim, setoff or dispute that is asserted as to each Account or Japanese Note, but only to the extent of such setoff, counterclaim or dispute;

                  (d) that is not a true and correct statement of bona fide indebtedness incurred in the amount of the Account or Japanese Note for merchandise sold to or services rendered and accepted by the applicable Account Debtor;

                  (e) with respect to which an invoice has not been sent to the applicable Account Debtor;

                  (f) that (i) is not owned by the Credit Parties or (ii) is subject to any right, claim, security interest or other interest of any other Person, other than Liens in favor of the Lender;

                  (g) that arises from a sale to any director, officer, other employee or Affiliate of any Credit Party, or to any entity that has any common officer or director with any Credit Party;

                  (h) that is the obligation of an Account Debtor that is the United States government or a political subdivision thereof, or any state, county or municipality or department, agency or instrumentality thereof unless the Credit Parties have complied with respect to such obligation with the Federal Assignment of Claims Act of 1940, or any applicable state, county or municipal law restricting the assignment thereof with respect to such obligation;

                  (i) as to which (i) the Account Debtor is also a creditor of the Parent or any of its Subsidiaries (other than Account Debtors which have provided to the Lender a "no-offset" letter in form and substance satisfactory to the Lender), (ii) the Account Debtor has disputed its liability on, or the Account Debtor has made any claim with respect to, such account or any other account due from such Account Debtor to the Credit Parties, which has not been resolved or
         (iii) the Account or Japanese Note otherwise is or is reasonably expected to become subject to any right of setoff by the Account Debtor;

                  (j) to the extent the Credit Parties or any Subsidiary thereof is liable for goods sold or services rendered by the applicable Account Debtor to the Credit Parties or any Subsidiary thereof but only to the extent of the potential offset;

                  (k) that arises with respect to goods that are delivered on a bill-and-hold basis or placed on consignment, guaranteed sale or other terms (other than installation of the subject inventory as provided in clause(b) above) by reason of which the payment by the Account Debtor is or may be conditional;

                  (l) that is in default; provided, that, without limiting the generality of the foregoing, an Account or a Japanese Note shall be deemed in default upon the occurrence of any of the following:

                           (i) the Account (other than the Japanese Note, the Specified UK Accounts and the Specified Accounts) is not paid within 120 days following its original invoice date or
                  (A) if a Japanese Note is not paid within the earlier of 120 days after the issuance of such Japanese Note or 165 days after the date of the original invoice or (B) if the Specified UK Accounts are not paid within 270 days after the date of the original invoice (provided that the aggregate amount outstanding of such Accounts shall not exceed $500,000) or (C) if the Specified Accounts are not paid within 540 days after the date of the original invoice (provided that the aggregate amount outstanding of such Accounts shall not exceed $1,000,000);

                           (ii) the Account Debtor obligated upon such Account or Japanese Note suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due; or

                           (iii) a petition is filed by or against any Account Debtor obligated upon such Account or Japanese Note under any bankruptcy law or any other federal, state or foreign (including any provincial) receivership, insolvency relief or other law or laws for the relief of debtors;

                  (m) that is the obligation of an Account Debtor if 50% or more of the Dollar Equivalent amount of all Accounts owing by the Account Debtor are ineligible under clause (1) above;

                  (n) as to which any of the representations or warranties in the Credit Documents pertaining to the Accounts or Japanese Note or the security interest purported to be created by the Security Documents or the Transaction contemplated by the Purchase and Sale Agreements are untrue;

                  (o) to the extent such Account or Japanese Note is evidenced by a judgment, instrument (as defined in the UCC) (other than the Japanese Notes) or chattel paper (as defined in the UCC);

                  (p) as to which the Lender does not have a valid and perfected first priority security interest and Lien;

                  (q) as to which the credit risk with respect to the Account Debtor is not covered by Credit Insurance;

                  (r) as to which the Lender has not received, without duplication, an acknowledgment from the Account Debtor of the Notice to Account Debtor within 60 days of delivery of such Notice;

                  (s) that is the obligation of an Account Debtor located in a jurisdiction other than an Acceptable Jurisdiction unless such obligation is of an Account Debtor located in Excepted Jurisdictions; provided however that such Accounts shall not exceed $2,000,000 in the aggregate and/or $500,000 in the aggregate per Excepted Jurisdiction; or

                  (t) that is otherwise unacceptable to the Lender in its reasonable credit judgment.

                  "Eligible Inventory" shall mean, as at any date, the aggregate of all Inventories of (1) the Guarantor Parents located in the United States,
(2) Baldwin U.K., Baldwin (U.K.), Acrotec UK and Baldwin Globaltec located in the United Kingdom and (3) Baldwin Germany located in Federal Republic of Germany (the "Specified Credit Parties") then reflected in the most recent Borrowing Base Certificate, and not deemed by the Lender to be ineligible for inclusion in accordance with the calculation of the Borrowing Base in accordance with the terms hereof. The value attributed to such Inventories shall in no event exceed the book value thereof as determined in a manner consistent with such Specified Credit Parties' financial statements. Unless otherwise approved in writing by the Lender, Eligible Inventory shall not include any Inventory of the Specified Credit
Parties:

                  (a) that (i) is not owned by such Specified Credit Parties or (ii) is subject to any right, claim, security interest or other interest of any other Person, other than Liens in favor of the Lender;

                  (b) as to which any of the representations or warranties in the Credit Documents pertaining to the Inventory or the security interest purported to be created by the Security Documents are untrue;

                  (c) as to which the Lender does not have a valid and perfected first priority security interest and Lien; or

                  (d) that is otherwise unacceptable to the Lender in its reasonable credit judgment.

                  "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any violation (or alleged violation) by Parent or any of its Subsidiaries under any Environmental Law or any permit issued to Parent or any of its Subsidiaries under any such law (hereafter "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from a Release of Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

                  "Environmental Law" shall mean any federal, state or local policy having the force and effect of law, statute, law, rule, regulation, ordinance, code or rule of common law now or hereafter in effect and in each case as amended, and any applicable, written judicial or administrative interpretation thereof, including any applicable and binding judicial or administrative order, consent, decree or judgment (for purposes of this definition (collectively, "Laws")), relating to the indoor or outdoor environment, or Hazardous Materials or health and safety to the extent such health and safety issues arise under the Occupational Safety and Health Act of 1970, as amended, or any such similar Laws.

                  "Equity Interests" of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interest in (however designated) equity of such Person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                  "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with Parent or a Subsidiary of Parent would be deemed to be a "single employer" within the meaning of Section 414(b) or (c) of the Code, and for the purpose of Section 302 or ERISA and/or Section 412, 4971, 4977 and/or each "applicable section" under Section 414(t)(2) of the Code within the meaning of Section 414(b), (c), (m) or (o) of the Code.

                  "Euro" and the sign "(euro)" shall mean the freely transferable, lawful currency of the member states of the European Union.

                  "Euro Denominated Loan" shall mean any Loan denominated in Euros.

                  "Eurodollar Loans" shall mean any Loan or any portion thereof which bears interest based on the Eurodollar Rate.

                  "Eurodollar Rate" shall mean, with respect to each Interest Period in respect of a Eurodollar Loan, the rate per annum (rounded upwards, if necessary, to the nearest 1/1000 of 1%) determined by the Lender to be equal to the quotient obtained by dividing (a) the Eurorate for such Eurodollar Loan for such Interest Period by (b) 1 minus the Reserve Requirement for such Eurodollar Loan for such Interest Period.

                  As used herein, "Eurorate" shall mean, with respect to each Interest Period in respect of a Eurodollar Loan, as determined by the Lender, the rate per annum (rounded upwards, if necessary, to the nearest 1/1000 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available with respect to any Interest Determination Date, the term "Eurorate" shall mean, for any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/1000 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/1000 of 1%).

                  "Event of Default" shall have the meaning provided in Section 10.

                  "Excluded Amount" shall mean $50,000.

                  "Excepted Jurisdiction" shall mean Australia, Austria, Belgium, Brazil, Canada, China, Czech Republic, Denmark, Dubai, Egypt, Finland, Hungary, Iceland, India, Ireland, Israel, Italy, Kazakhstan, Mexico, New Zealand, Norway, Peru, Poland, Russia, Singapore, South Africa, Spain, Switzerland, and/or Turkey.

                  "Exemption Regulation" shall mean the Exemption Regulation dated 26 June 2002 of the Ministry of Finance of the Netherlands, as promulgated in connection with the Dutch Act on the Supervision of Credit Institutions 1992, as amended (wet toezicht kredietwezen 1992).

                  "Existing Credit Agreement" shall mean that certain Amended and Restated Credit Agreement, dated as of January 28, 2002, among the Guarantor Parents and various financial institutions party thereto, as amended from time to time and as in effect on the Initial Borrowing Date.

                  "Existing Indebtedness" shall mean all Indebtedness set forth on Schedule 7.23 hereto.

                  "Existing Indebtedness Agreements" shall have the meaning provided in Section 5.10.

                  "Federal Funds Rate" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Lender of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Lender from three Federal Funds brokers of recognized standing selected by the Lender.

                  "Fees" shall mean all amounts payable pursuant to, or referred to in, Section 3.01.

                  "Foreign Pension Plan" means any plan, fund (including, without limitation, any superannuation fund) or other similar program (other than social security or social insurance) established or maintained outside the United States of America by Parent or any one or more of its Subsidiaries primarily for the benefit of employees of Parent or any of its Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

                  "Foreign Security Agreement" shall have the meaning provided in Section 5.09.

                  "Guaranteed Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (a) the principal of and interest on the Revolving Notes issued by, and the Loans made to, the Borrowers under this Agreement, and (b) all other obligations (including obligations which, but for any automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrowers to the Lender under this Agreement and the other Credit Documents (including, without limitation, indemnities, Fees and interest thereon), whether now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Credit Document, and the due performance and compliance with the terms of the Credit Documents by the Borrowers.

                  "Guarantor Parents" or "Guarantor Parent" shall have the meaning provided in the first paragraph of this Agreement.

                  "Guarantor Subsidiaries" or "Guarantor Subsidiary" shall have the meaning provided in the first paragraph of this Agreement.

                  "Guarantors" shall mean and include Parent, each Guarantor Parent and Guarantor Subsidiary, acting as a guarantor pursuant to Section 13 of this Agreement.

                  "Guaranty" shall mean the Guaranty provided under Section 13 of this Agreement.

                  "Hazardous Materials" shall mean (a) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous wastes," "restrictive hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar meaning and regulatory effect.

                  "Indebtedness" shall mean, as to any Person, whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

                  (a)      every obligation of such Person for money borrowed,

                  (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses,

                  (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptance, or similar facilities issued for the account of such Person,

                  (d) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith),

                  (e)      every obligation of such Person under any Capitalized
         Lease,

                  (f)      every obligation of such Person under any Synthetic
         Lease,

                  (g) all sales by such Person of (i) accounts or general intangibles for money due or to become due, (ii) chattel paper, instruments or documents creating or evidencing a right to payment of money or (iii) other receivables (collectively "receivables"), whether pursuant to a purchase facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

                  (h) every obligation of such Person (an "equity related purchase obligation") to purchase, redeem, retire or otherwise acquire for value any Equity Interest issued by such Person or any rights measured by the value of such Equity Interest,

                  (i) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement, the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices (a "derivative contract") or any Interest Rate Protection Agreement or Other Hedging Agreement,

                  (j) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

                  (k) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses (a) through (j) the "primary obligation") of another Person (the "primary obligor"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation,
         (ii) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

                  The "amount" or "principal amount" of any Indebtedness at any time of determination represented by (i) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with U.S. GAAP,
(ii) any Capital Lease shall be the principal component of the aggregate of the rentals obligation under such Capital Lease payable over the term thereof that is not subject to termination by the lessee, (iii) any sale of receivables shall be the amount of recourse to the relevant Person or any Subsidiary in respect thereto, (iv) any Synthetic Lease shall be the net present value of all present and future obligations under such lease, (v) any derivative contract shall be the maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred, (vi) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price and (vii) any guaranty or other contingent liability referred to in clause (k) shall be an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty or other contingent obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Indebtedness to be Refinanced" shall mean and include Indebtedness under the Existing Credit Agreement and Indebtedness identified with "*" or "**" on Schedule 7.28 of this Agreement, and all other Indebtedness of Parent and its Subsidiaries outstanding immediately before the consummation of the Transaction which is to be repaid or refinanced on the Initial Borrowing Date, including any such Indebtedness which is not permitted to remain outstanding after the Initial Borrowing Date pursuant to the Credit Documents.

                  "Initial Borrowing Date" shall mean the date (which shall occur on the Effective Date) upon which the initial Borrowing of Loans occurs.

                  "Interest Determination Date" shall mean, with respect to any Eurodollar Loan or Euro Denominated Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan or Euro Denominated Loan.

                  "Interest Period" shall have the meaning set forth in Section 1.06(b).

                  "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement.

                  "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Lender from any Credit Party's customers.

                  "Investment" shall have the meaning provided in the preamble to Section 9.05.

                  "Japanese Note" shall mean each and all of the "Notes" as defined in the Notes Receivable Security Agreement dated on or about the Effective Date between Baldwin Japan and the Lender.

                  "Judgment Currency" shall have the meaning provided in Section 12.19(a).

                  "Judgment Currency Conversion Date" shall have the meaning provided in Section 12.19(a).

                  "L/C Supportable Obligations" shall mean any obligation of a Credit Party in respect of a performance bond to be provided pursuant to a Customer Contract.

                  "Leasehold" of any Person shall mean all of the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

                  "Leasehold Property" shall mean each Real Property leased by the Borrowers or any of their Subsidiaries.

                  "Lender" shall mean and include each financial institution with a Commitment listed on Schedule I (as amended from time to time), as well as any Person that becomes a "Lender" hereunder pursuant to Section 12.04(b).

                  "Letter of Credit" shall have the meaning provided in Section 1A.01.

                  "Letter of Credit Request" shall have the meaning provided in
Section 1A.03.

                  "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or other), charge, preference, priority or other security agreement of any kind or nature whatsoever (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any similar recording or notice statute, and any lease having substantially the same effect as the foregoing).

                  "Loan" shall mean each Revolving Loan.

                  "Management Agreements" shall have the meaning provided in
Section 5.10.

                  "Margin Regulations" shall mean, collectively, Regulation T, Regulation U and Regulation X.

                  "Margin Stock" shall have the meaning provided in Regulation
U.

                  "Material Adverse Effect" shall mean (i) a material adverse effect on the business, properties, assets, nature of assets, operations, liabilities or condition (financial or otherwise) of (A) Parent and its Subsidiaries taken as a whole or (B) any of the Guarantor Parents and its Subsidiaries taken as a whole, or (ii) a material adverse effect (x) on the rights or remedies of the Lender hereunder or under any other Credit Document or
(y) on the ability of any Credit Party to perform its obligations to the Lender hereunder or under any other Credit Document.

                  "Material Contracts" shall have the meaning provided in
Section 7.22.

                  "Minimum Borrowing Amount" shall mean $500,000.

                  "Monthly Payment Date" shall mean the last Business Day of each calendar month.

                  "Moody's" shall mean Moody's Investors Service, Inc.

                  "Multiemployer Plan" shall mean (i) a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, which is maintained or contributed to (or to which there is an obligation to contribute to) by Parent or a Subsidiary of Parent or an ERISA Affiliate and that is subject to Title IV of ERISA, and
(ii) each such plan for the five-year period immediately following the latest date on which Parent, a Subsidiary of Parent or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

                  "Net Debt Proceeds" shall mean, with respect to any incurrence of Indebtedness by any Person, the cash proceeds (net of underwriting discounts and commissions, reasonable legal fees, investment banking and consulting fees and other reasonable costs and expenses associated therewith) received by such Person from the respective incurrence of such Indebtedness.

                  "Net Sale Proceeds" shall mean for any sale or other disposition of assets, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such sale or other disposition of assets, net of (i) reasonable transaction costs (including, without limitation, any underwriting, brokerage or other customary selling commissions, reasonable legal, advisory and other fees and expenses (including title and recording expenses), associated therewith and sales, VAT and transfer taxes arising therefrom), (ii) payments of unassumed liabilities relating to the assets sold or otherwise disposed of at the time of, or within 30 days after, the date of such sale or other disposition, (iii) the amount of such gross cash proceeds required to be used to permanently repay any Indebtedness (other than Indebtedness of the Lender pursuant to this Agreement) which is secured by the respective assets which were sold or otherwise disposed of, and (iv) the estimated net marginal increase in income taxes which will be payable by Parent's consolidated group or any Subsidiary of Parent with respect to the fiscal year in which the sale or other disposition.

                  "Non-Credit Party Affiliate" shall mean any affiliate of the Borrower that is not a Credit Party.

                  "Notice of Borrowing" shall have the meaning provided in
Section 1.03.

                  "Notice to Account Debtors" shall mean a notice in substantially the form of Exhibit L to this Agreement.

                  "Notice to Bank" shall mean a notice in substantially the form of Exhibit M to this Agreement.

                  "Obligation Currency" shall have the meaning provided in
Section 12.19(a).

                  "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to the Lender pursuant to the terms of this Agreement or any other Credit Document.

                  "Original Accounts" shall have the meaning provided in Section
7.28 of this Agreement.

                  "Other Hedging Agreements" shall mean any foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against fluctuations in currency values.

                  "Parent" shall mean Baldwin Technology Company, Inc., a Delaware corporation.

                  "Parent Common Stock" shall have the meaning provided in
Section 7.13(a) of this Agreement.

                  "Payment Date" shall mean the first, third and last Business Day of each week.

                  "Payment Office" shall mean the office of the Lender located at Feuerbachstrasse 26-32, 60325 Frankfurt am Main, Germany

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                  "Permitted Business" shall mean any business which is the same, similar, ancillary or reasonably related to the business in which Parent or any of its Subsidiaries is engaged on the Effective Date.

                  "Permitted Liens" shall have the meaning provided in Section 9.03.

                  "Person" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), which is maintained or contributed to by (or to which there is an obligation to contribute of) Parent or a Subsidiary of Parent or an ERISA Affiliate, and each such plan for the five-year period immediately following the latest date on which Parent, or a Subsidiary of Parent or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

                  "Pledge Agreement" shall have the meaning provided in Section 5.07.

                  "Pledge Agreement Collateral" shall mean all of the "Collateral" as defined in the Pledge Agreement.

                  "PMP" shall mean "professional market party" within the meaning of the Exemption Regulation.

                  "Policy Guidelines" shall mean the Dutch Central Bank's Policy Guidelines (issued in relation to the Exemption Regulation) dated 10 July 2002 (beleidsregel kernbegrippen markttoetreding en handhaving wtk 1992).

                  "Preferred Equity," as applied to the Equity Interests of any Person, means Equity Interests of such Person (other than common stock of such Person) of any class or classes (however designed) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to Equity Interests of any other class of such Person.

                  Prime Lending Rate" shall mean the rate which JPMorgan Chase Bank (or another bank of recognized standing reasonably selected by the Lender) announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. JPMorgan Chase Bank may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

                  "Pro Forma Financial Statements" shall have the meaning provided in Section 5.12(a).

                  "Projections" shall have the meaning provided in Section 5.12(b).

                  "Property" of a Person means any and all property, whether real, personal, tangible, intangible or mixed, of such Person, or other assets owned, leased, or operated by such Person.

                  "Purchase and Sale Agreements" shall mean, collectively, (i) the Purchase and Sale Agreement (U.S.) dated as of July 25, 2003 between Baldwin Graphic and the Borrower, (ii) the Purchase and Sale Agreement (Germany) dated as of July 25, 2003 between Baldwin Germany and the Borrower, (iii) the Purchase and Sale Agreement (Sweden) dated as of July 25, 2003 among Baldwin Sweden, Baldwin IVT, Baldwin Jimek and the Borrower, (iv) the Purchase and Sale Agreement (U.K.) dated as of July 25, 2003 among Baldwin U.K, Baldwin (UK), Acrotec UK, Baldwin Globaltec and the Borrower, and (v) the Purchase and Sale Agreement (France) dated as of July 25, 2003 between Baldwin France and the Borrower, and the "Purchaser Notes" and "Debt Certificates" and notes issued under any such Purchase and Sale Agreement.

                  "Real Property" of any Person shall mean all of the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

                  "Recovery Event" shall mean the receipt by Parent or any of its Subsidiaries of any insurance or condemnation proceeds payable under any Credit Insurance.

                  "Refinancing" shall mean and include the various refinancing transactions described in Section 5.06(a).

                  "Refinancing Documents" shall mean all of the agreements, documents and instruments executed or delivered in connection with the Refinancing.

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                  "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from to time in effect and any successor to all or any portion thereof.

                  "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or any portion thereof.

                  "Reimbursement Agreements" shall mean each and all of the Reimbursement Agreements, dated as of July 25, 2003, by and between a Guarantor Subsidiary and the Borrower.

                  "Release" means disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing, pouring and the like, into or upon any land or water or air, or otherwise entering into the environment.

                  "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection .22, .23, .25, .27, or .28 of PBGC Regulation Section 4043.

                  "Required Lenders" shall mean, at any time, the Lenders holding at least 50% of the outstanding Loans and unused Commitment.

                  "Reserve Requirement" shall mean, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Loans. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

                  "Returns" shall have the meaning provided in Section 7.20.

                  "Revolving Loan" shall have the meaning provided in Section 1.01(a).

                  "Revolving Loan Maturity Date" shall mean August 15, 2005, or the Anniversary Date if the Lender shall have delivered a notice to terminate the Commitment pursuant to Section 3.03 of this Agreement, or the date specified on the Borrower's notice to terminate the Commitment pursuant to Section 3.02 of this Agreement.

                  "Revolving Note" shall have the meaning provided in Section 1.05.

                  "S&P" shall mean Standard & Poor's Ratings Services, a division of McGraw Hill, Inc.

                  "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Security Agreement" shall have the meaning provided in
Section 5.08.

                  "Security Agreement Collateral" shall mean all collateral in which any security interest is granted pursuant to the Security Agreements.

                  "Security Document" shall mean and include the Security Agreement, the Pledge Agreements, the Custody Agreement, the Account Control Agreement, each Foreign Security Agreement and, after the execution and delivery thereof, each Additional Security Document.

                  "Shareholders' Agreements" shall have the meaning provided in
Section 5.10.

                  "Specified UK Account" shall mean the Accounts as to which the Account Debtor is Mitsubishi Litho Presses UK Ltd. and/or Komori UK Ltd.

                  "Specified Account" shall mean the Account as to which the Account Debtor is Koenig and Bauer Aktiengesellschaft and/or MAN Roland Druckmaschinen.

                  "Stated Amount" of each Letter of Credit shall, at any time, mean the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing could then be met, but after giving effect to all previous drawings made thereunder).

                  "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through one or more Subsidiaries of such Person and (ii) any partnership, association, limited liability company, joint venture or other entity (other than a corporation) in which such Person directly or indirectly through one or more Subsidiaries of such Person, has more than a 50% Equity Interest at the time.

                  "Synthetic Lease" shall mean, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed), (i) that is not a capital lease in accordance with GAAP and (ii) in respect of which the lessee retains or obtains ownership of the property so leased for federal income tax purposes, other than any such lease under which that Person is the lessor.

                  "Tax Allocation Agreements" shall have the meaning provided in
Section 5.10.

                  "Taxes" shall have the meaning provided in Section 4.04(a).

                  "Total Unutilized Commitment" shall mean, at any time, an amount equal to the Commitment as in effect at such time less the sum of (i) the aggregate amount of all Loans outstanding and (ii) the Stated Amount of each Letter or Credit and any Unpaid Drawings relating thereto.

                  "Transaction" shall mean, collectively, (i) the consummation of the Refinancing, (ii) the entering into of the Credit Documents and the incurrence of all Loans on the Initial Borrowing Date, and (iii) the payment of fees and expenses in connection with the foregoing.

                  "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a Eurodollar Loan.

                  "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

                  "Unfunded Current Liability" shall mean the amount, if any, by which the actuarial present value of accumulated benefits of any Plan subject to Title IV of ERISA as of the close of its most recent plan year, determined using actuarial assumptions at such time consistent with those prescribed by Financial Account Standards No. 87, exceeds the fair market value of the assets allocable to such liabilities.

                  "Unpaid Drawing" shall have the meaning provided in Section 1A.04(a).

                  "Unrestricted Cash" shall mean all cash and Cash Equivalents owned or held by Parent and its Subsidiaries.

                  "Unutilized Commitment" shall mean, for the Lender at any time, the Commitment of the Lender at such time less the sum of (i) the aggregate principal amount of all Loans made by the Lender and then outstanding and (ii) the Stated Amount of each Letter of Credit and any Unpaid Drawings relating thereto.

                  "U.S." or "United States" shall mean the United States of America.

                  "U.S. Dollars," "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States of America.

                  "U.S. GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

                  "Written" (whether lower or upper case) or "in writing" shall mean any form of written communication or a communication by means of telex, facsimile device, telegraph or cable.

                  11.02 Rules of Interpretation. In each Credit Document, unless otherwise indicated:

                  (a) each reference to, and the definition of, any document (including any Loan Document) shall be deemed to refer to such document as it may be amended, supplemented, revised or modified from time to time in accordance with its terms and, to the extent applicable, the terms of this Agreement;

                  (b) each reference to a law or governmental approval shall be deemed to refer to such law or governmental approval as the same may be amended, supplemented or otherwise modified from time to time;

                  (c) any reference to a Person in any capacity includes a reference to its permitted successors and assigns in such capacity and, in the case of any governmental authority, any Person succeeding to any of its functions and capacities;

                  (d) references to days shall refer to calendar days unless Business Days are specified; references to weeks, months or years shall be to calendar weeks, months or years, respectively;

                  (e) all references to a "Section," "Appendix," "Annex," "Schedule" or "Exhibit" are to a Section of such Credit Document or to an Appendix, Annex, Schedule or Exhibit attached thereto;

                  (f) the table of contents and Section headings and other captions therein are for the purpose of reference only and do not affect the interpretation of such Credit Document;

                  (g) defined terms in the singular shall include the plural and vice versa, and the masculine, feminine or neuter gender shall include all genders;

                  (h) the words "hereof", "herein" and "hereunder", and words of similar import, when used in any Credit Document, shall refer to such Credit Document as a whole and not to any particular provision of such Credit Document;

                  (i) the words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation";

                  (j) where the terms of any Credit Document require that the approval, opinion, consent or other input of the Lender be obtained, such requirement shall be deemed satisfied only where the requisite approval, opinion, consent or other input is given by or on behalf of the relevant party in writing;

                  (k) whenever the phrase "material compliance" is used, it shall be interpreted to mean that either the entity is in full compliance with the requirement or that any failure of the entity to be in compliance in all respects with the requirement could not reasonably be expected alone or together with all other such failures and all of the facts and circumstances to have a Material Adverse Effect;

                  (l) all reference to "knowledge" of a Person shall mean the knowledge or actual awareness of such Person of the subject matter in question after due inquiry and investigation;

                  (m) the Credit Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall be performed in accordance with their terms.

         Unless otherwise expressly provided herein, any reference to any action of the Lender by way of consent, approval or waiver shall be deemed modified by the phrase "in its/their sole discretion;"

                  (n) the Credit Documents are the result of negotiations among and have been reviewed by counsel to the Credit Parties and the Lender, and are the products of all such Persons. Accordingly, they shall not be construed against the Lender merely because of any such Person's involvement in their preparation;

                  (o) any reference to (i) any Purchase and Sale Agreement shall mean such Purchase and Sale Agreement, and (ii) any Reimbursement Agreement shall mean such Reimbursement, in each case, as in effect as of the Initial Borrowing Date, without regard to any subsequent amendment, supplement or modification thereto; and

                  (p) any reference in this Agreement and the other Credit Document to "Baldwin Japan" or "Baldwin Japan Ltd." shall also mean and include "Japan-Baldwin Ltd." and "Nippon Baldwin Kafushihi Kaisha".

                  SECTION 12. Miscellaneous.

                  12.01 Payment of Expenses, etc. Subject to the limitations set forth in Section 14 below, the Credit Parties jointly and severally agree to:
(i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Lender (including, without limitation, the reasonable fees and disbursements of White & Case LLP and local and foreign counsel) in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and of the Lender in connection with any amendment, waiver or consent relating hereto or thereto (ii) pay all reasonable out-of-pocket costs and expenses of the Lender in connection with the enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and disbursements of counsel and fees, costs or other payments made to the Custodian) and the protection of the rights of the Lender thereunder (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) for the Lender); (iii) pay and hold the Lender harmless from and against any and all present and future stamp, documentary, transfer, sales and use, value added, excise and other similar taxes with respect to the foregoing matters, the performance of any obligation under this Agreement or any other Credit Document or any payment thereunder, and save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to the Lender) to pay such taxes; and (iv) indemnify the Lender, its officers, directors, employees, representatives, trustees and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, costs, expenses and disbursements incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not the Lender is a party thereto and whether or not any such investigation, litigation or other proceeding is between or among the Lender, any Credit Party or any third Person or otherwise) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Loans hereunder or the Transaction or the consummation of any other transactions contemplated by any Credit Document or the exercise or enforcement of any of their rights or remedies provided herein (but excluding any such liabilities, obligations, losses, damages, penalties, claims, actions, costs, expenses and disbursements to the extent incurred by reason of the gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision) of the Person to be indemnified), or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property at any time owned, leased or operated by any Credit Party or any of its Subsidiaries, the Release, generation, storage, transportation, handling or disposal of Hazardous Materials by any Credit Party at any location, whether or not owned, leased or operated by any Credit Party or any of its Subsidiaries, the non-compliance of any Real Property owned, leased or operated by any Credit Party or any of tits Subsidiaries with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim in connection with or relating to any Credit Party, any of its Subsidiaries or any of their operations or activities or any such Real Property at any time owned, leased or operated by any Credit Party or any of its Subsidiaries, in each case, including, without limitation, the reasonable fees and disbursements of counsel and independent consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any such liabilities, obligations, losses, damages, penalties, claims, actions, costs, expenses and disbursements to the extent incurred by reason of the gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision) of the Person to be indemnified)). To the extent that the undertaking to indemnify, pay or hold harmless the Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Credit Parties hereby agree to make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

                  12.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, the Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or any of its Subsidiaries or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Lender (including, without limitation, by branches and agencies of the Lender wherever located) to or for the credit or the account of any such Credit Party or any of its Subsidiaries against and on account of the Obligations and liabilities of any such Credit Party or such Subsidiary, as the case may be, to the Lender under this Agreement or under any of the other Credit Documents, and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not the Lender shall have made any demand hereunder and although said Obligations shall be contingent or unmatured. The Borrower agrees that the Lender purchasing participations in one or more Loans made to it, may, to the fullest extent permitted by law, exercise all rights (including without limitation the right of setoff) with respect to such participations as fully as if the Lender is a direct creditor of the Borrower with respect to such participations in the amount thereof.

                  12.03 Notices. (a) Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to any Credit Party, at the address specified opposite its signature below; if to the Lender, at its address specified for the Lender on Schedule II or at such other address as shall be designated by the Lender in a written notice to Borrower Representative. All such notices and communications shall be mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier, and shall be effective when received.

                  (b) Without in any way limiting the obligation of any Credit Party and its Subsidiaries to confirm in writing any telephonic notice permitted to be given hereunder, the Lender may prior to receipt of written confirmation act without liability upon the basis of such telephonic notice, believed by the Lender in good faith to be from an Authorized Officer. In each such case, each of the Credit Parties hereby waive the right to dispute the Lender's record of the terms of such telephonic notice.

                  12.04 Benefit of Agreement; Assignment. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, no Credit Party may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of each of the Lenders.

                  (b) The Lender may, without the consent of any Credit Party, sell or assign any part of the Loan of the Lender and the other rights and obligations of the Lender to any Person or any assignee thereof (an "Assignee"); provided that any such sale or assignment shall be in an amount not less than $5,000,000 and whole increments thereof and the Assignee shall represent and warrant that it is a PMP at the time of the sale or assignment. The assigning Lender and the Assignee shall enter into an assignment and assumption agreement in form and substance satisfactory to such parties (the "Assignment and Assumption Agreement"), with respect to the sale or assignment of the Loan to be assigned and upon execution and delivery of such Assignment and Assumption Agreement, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Assumption Agreement, shall have the rights and obligations of the Lender hereunder and under the other Credit Documents, and this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to effect the addition of the Assignee, and any reference to the assigning Lender hereunder or under the other Credit Documents shall thereafter refer to the Lender and to the Assignee to the extent of their respective interests, and (ii) the assigning Lender shall, to the extent that rights and obligations hereunder and under the other Credit Documents have been assigned by it pursuant to such assignment agreement, relinquish its rights and be released from its obligations under the Credit Documents. To the extent that an assignment of all or any portion of the Loan pursuant to this Section 12.04(b) would, at the time of such assignment, result in increased costs under
Section 4.04 from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

                  (c) The Lender may, without the consent of any Credit Party, sell participations to one or more banks or other entities (other than the Credit Parties or any of their Affiliates) in or to all or a portion of its rights and obligations under this Agreement and the Lender's Revolving Note; provided, however, that (i) such participant represent, and warrant, that it is a PMP at the time such participation becomes effective, (ii) the Lender's obligations under this Agreement shall remain unchanged, (iii) the Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) the Lender shall remain the holder of any such Revolving Note for all purposes of this Agreement, (v) the Borrower and the other Lender shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Agreement and (vi) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement or any Revolving Note, or any consent to any departure by the Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Revolving Note or any fees or other amounts payable hereunder, or release all or substantially all of the Collateral, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Revolving Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation. The Borrower agrees that each participant shall be entitled to the benefits of Sections 1.08, 1.09 and 4.04 of this Agreement with respect to its participating interest. To the extent that participation of all or any portion of the Loan pursuant to this
Section 12.04(c) would, at the time of such participation, result in increased costs under Section 4.04 from those being charged by the respective Lender prior to such participation, then the Borrower shall not be obligated to pay such increased costs (although the Borrower, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective participation).

                  (d) Notwithstanding any other provision contained in this Agreement or any other Credit Document to the contrary, the Lender may assign all or any portion of the Loan held by it as collateral security, provided that
(i) such assignee shall represent and warrant that it is a PMP at the time of such assignment and (ii) any payment in respect of such assigned Loan or Revolving Note made by the Borrowers to or for the account of the assigning or pledging Lender in accordance with the terms of this Agreement shall satisfy the Borrowers' obligations hereunder in respect to such assigned Loan or Revolving Note to the extent of such payment. No such assignment shall release the assigning Lender from its obligations hereunder.

                  12.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Credit Party and the Lender shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender to any other or further action in any circumstances without notice or demand.

                  12.06 Computations. The financial statements to be furnished to the Lender pursuant hereto shall be made and prepared in accordance with U.S. GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Credit Parties to the Lenders).

                  12.07 Governing Law; Submission to Jurisdiction; Venue. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN CERTAIN OF THE SECURITY DOCUMENTS, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Agreement or any other Credit Document shall be brought in the courts of the State of New York or of the United States for the Southern District of New York, in each case located within the City of New York and, by execution and delivery of this Agreement, each Credit Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Credit Party hereby irrevocably designates, appoints and empowers Samuel B. Fortenbaugh, Esq., with offices on the date hereof at 1211 Avenue of the Americas, 27th Floor, New York, NY 10036, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, each Credit Party agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision reasonably satisfactory to the Lender under this Agreement. Each Credit Party hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Credit Party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or any other Credit Document brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Credit Party. Each Credit Party further irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Credit Party, as the case may be, at its address for notices pursuant to Section 12.03, such service to become effective when received. Each Credit Party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of the Lender or the holder of any Revolving Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction.

                  (b) EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  12.08 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with each Credit Party and the Lender.

                  12.09 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which each of the Credit Parties and the Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same (including by way of facsimile) to the Lender or at the office of the Lender's counsel.

                  12.10 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  12.11 Amendment or Waiver, etc. Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Lenders; except that any change or amendment to Section 1.06, 1.07, 1.08, 4 or this Section 12.11 of the definitions of "Eligible Accounts Receivable" or "Required Lender" shall require the consent of each Lender.

                  12.12 Survival. All indemnities set forth herein including, without limitation, in Sections 1.08, 1.09, 4.04 and 12.01, shall survive the execution and delivery of this Agreement and the making and repayment of the Loans and the other Obligations.

                  12.13 Domicile of Loans and Commitments. The Lender may transfer and carry its Loans and/or Commitments at, to or for the account of any branch office, subsidiary or affiliate of the Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 12.13 would, at the time of such transfer, result in increased costs under Section 1.08, 1.09 or 4.04 from those being charged by the respective Lender prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

                  12.14 Confidentiality. (a) Subject to Section 12.14(d), the Lender agrees that it will use its reasonable efforts not to disclose without the prior consent of any Credit Party (other than to its directors, employees, auditors, counsel or other professional advisors, to affiliates or to another Lender if the Lender or the Lender's holding or parent company in its sole discretion determines that any such party should have access to such information) any information with respect to Parent or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement, provided that the Lender may disclose any such information (a) as has become generally available to the public, (b) as may be required (x) in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over the Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors or (y) in connection with any request or requirement of any such regulatory body, (c)

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

as may be required in response to any summons or subpoena or in connection with any litigation, (d) to comply with any law, order, regulation or ruling applicable to the Lender, and (e) to any creditor or any prospective transferee or participant in connection with any contemplated transfer or participation of any of the Obligations or any interest therein by the Lender; provided that such creditor or prospective transferee or participant agrees to be bound by this
Section 12.14 to the same extent as the Lender.

                  (b) Each Credit Party hereby acknowledges and agrees that the Lender may share with any of its affiliates or its investment advisors any information related to Parent or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of such entities), provided that such Persons shall be subject to the provisions of this Section 12.14 to the same extent as the Lender and shall only use such information in connection with matters relating to this Agreement.

                  (c) Each Credit Party hereby represents and acknowledges that, to the best of its knowledge, neither the Lender, nor any employees or agents of, or other persons affiliated with, the Lender, have directly or indirectly made or provided any statement (oral or written) to such Credit Party or to any of its employees or agents, or other persons affiliated with or related to such Credit Party (or, so far as such Credit Party is aware, to any other person), as to the potential tax consequences of the Transaction.

                  (d) The Lender has not provided accounting, tax or legal advice. Notwithstanding any express or implied claims of exclusivity or proprietary rights, each Credit Party and the Lender hereby agree and acknowledge that each Credit Party and the Lender (and each of their employees, representatives or other agents) are authorized to disclose to any and all persons, beginning immediately upon commencement of their discussions and without limitation of any kind, the tax treatment and tax structure of the Transaction, and all materials of any kind (including opinions or other tax analyses) that are provided to any Credit Party or the Lender relating to such tax treatment and tax structure. In this regard, each Credit Party and the Lender acknowledge and agree that the disclosure of the tax treatment and tax structure of the Transaction is not limited in any way by an express or implied understanding or agreement, oral or written (whether or not such understanding or agreement is legally binding). For purposes of this authorization, "tax" means United States Federal income tax, "tax treatment" means the purported or claimed Federal income tax treatment of the transaction, and "tax structure" means any fact that may be relevant to understanding the purported or claimed Federal income tax treatment of the transaction. This paragraph is intended to reflect the understanding of each Credit Party and the Lender that the Transaction is not a "confidential transaction" as that phrase is used in Treasury Regulation Section 1.6011-4(b)(3)(i), and shall be interpreted in a manner consistent therewith. Nothing herein is intended to imply that any of each Credit Party and the Lender made or provided a statement, oral or written, to, or for the benefit of, any of each other as to any potential tax consequences that are related to, or may result from, the Transaction.

                  12.15 Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  12.16 Waiver of Damages. Each of the Credit Parties waives any claim it may now or hereafter have against the Lender for any consequential, exemplary or punitive damages in connection with or relating to this Agreement or the other Credit Documents.

                  12.17 English Language. This Agreement and all other Credit Documents shall be in the English language, except as required by applicable local law (in which event certified English translations thereof shall, upon the request of the Parent be provided by the Lender to the Parent). All documents, certificates, reports or notices to be delivered or communications to be given or made by any party hereto pursuant to the terms of this Agreement or any other Credit Document shall be in the English language or, if originally written in another language, shall, upon request of the Lender, be accompanied by an accurate English translation upon which the other parties hereto shall have the right to rely for all purposes of this Agreement and the other Credit Documents.

                  12.18 Waiver of Sovereign Immunity. Each of the Credit Parties, in respect of itself, its Subsidiaries, its process agents, and its properties and revenues, hereby irrevocably agrees that, to the extent that such Credit Party, its Subsidiaries or any of its properties has or may hereafter acquire any right of immunity, whether characterized as sovereign immunity or otherwise, from any legal proceedings, whether in the United States or elsewhere, to enforce or collect upon the Loans or any Credit Document or any other liability or obligation of such Credit Party or any of its Subsidiaries related to or arising from the transactions contemplated by any of the Credit Documents, including, without limitation, immunity from service of process, immunity from jurisdiction or judgment of any court or tribunal, immunity from execution of a judgment, and immunity of any of its property from attachment prior to any entry of judgment, or from attachment in aid of execution upon a judgment, such Credit Party, for itself and on behalf of its Subsidiaries, hereby expressly waives, to the fullest extent permissible under applicable law, any such immunity, and agrees not to assert any such right or claim in any such proceeding, whether in the United States or elsewhere. Without limiting the generality of the foregoing, each Credit Party further agrees that the waivers set forth in this Section 12.18 shall have the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States and are intended to be irrevocable for purposes of such Act.

                  12.19 Judgment Currency. (a) The Credit Parties' obligations hereunder and under the other Credit Documents to make payments in Dollars (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Lender of the full amount of the Obligation Currency expressed to be payable to the Lender under this Agreement or the other Credit Documents. If for the purpose of obtaining or enforcing judgment against any Credit Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the Dollar Equivalent thereof, as the case may be, and, in the case of other currencies, the rate of exchange (as quoted by the Lender or if the Lender does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Lender) determined, in each case, as of the day on which the judgment is given (such day being hereinafter referred to as the "Judgment Currency Conversion Date").

                  (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, each Credit Party covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate or exchange prevailing on the Judgment Currency Conversion Date.

                  (c) For purposes of determining the Dollar Equivalent or any other rate of exchange for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

                  12.20 Maple Bank GmbH as a German Bank. The Lender represents and warrants that it is a duly registered German bank.

                  12.21 Notification to and Acknowledgments from Credit Parties. The Borrower hereby notifies each of the Credit Parties that it has assigned all of its right, title and interest in, to and under the Purchase and Sale Agreements to the Lender pursuant to the terms of the Security Documents and each of the Credit Parties acknowledges to the aforesaid notice.

                  12.22 Pay Off by the Borrower. By its execution delivery of this Agreement, BAPC hereby acknowledges and agrees that all outstanding loans made by BAPC in favor of the Borrower pursuant to the Loan Agreement dated October 1, 1999 between BAPC and the Borrower have been paid in full, except such amount as identified on Part II of Schedule 7.23 with respect thereto which may remain outstanding pursuant to Section 9.04 hereof.

                  SECTION 13. Guaranty.

                  13.01 The Guaranty. In order to induce the Lender to enter into this Agreement and to extend credit hereunder, and in recognition of the direct benefits to be received by the Credit Parties from the proceeds of the Loans and/or the issuance of the Letters of Credit, each of Parent, BAC, BEC, BAPC, Baldwin U.K., Baldwin (UK), Acrotec UK, Baldwin Globaltec, Baldwin Jimek, Baldwin IVT, Baldwin Sweden, Baldwin Germany, Baldwin Graphic and Baldwin Japan hereby agrees as follows: Each of Parent, BAC, BEC, BAPC, Baldwin U.K., Baldwin
(UK), Acrotec UK, Baldwin Globaltec, Baldwin Jimek, Baldwin IVT, Baldwin Sweden, Baldwin Germany, Baldwin Graphic and Baldwin Japan hereby unconditionally and irrevocably, jointly and severally, as a Guarantor, guarantees (subject to the limitations set forth in Section 14 below) the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all Obligations of the Borrower. If any or all of the Obligations of Borrower to the Lender becomes due and payable hereunder, each of the Guarantors unconditionally promises (subject to the limitations set forth in Section 14 below) to pay such Guaranteed Obligations to the Lender, or order, on demand, together with any and all reasonable expenses which may be incurred by the Lender in collecting any of the Obligations. This guaranty constitutes a guaranty of payment and not of collection, and applies to all Obligations of the Credit Parties arising in connection with this Agreement and the other Credit Documents, in each case, heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such Guaranteed Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether the Credit Parties may be liable individually or jointly with others, whether or not recovery upon such Guaranteed Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Guaranteed Obligations may be or hereafter become otherwise unenforceable.

                  13.02 Bankruptcy. Additionally, each of the Guarantors (subject to the limitations set forth in Section 14 below) unconditionally and irrevocably, jointly and severally, guarantees the payment of any and all Guaranteed Obligations of the Borrower to the Lender whether or not due or payable by the Borrower upon the occurrence in respect of the other Credit Parties of any of the events specified in Section 10.05, and unconditionally and irrevocably, jointly and severally, promises to pay all such Guaranteed Obligations to the Lender, or order, on demand, in lawful money of the United States.

                  13.03 Nature of Liability. The liability of each of the Guarantors hereunder is exclusive and independent of any security for or other guaranty of the Lenders of the other Credit Parties whether executed by the Credit Parties, any other guarantor or by any other party, and the liability of each of the Guarantors hereunder shall not be affected or impaired by (a) any direction as to application of payment by the other Credit Parties or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of the other Credit Parties, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the other Credit Parties, or (e) any payment made to the Lender on the Guaranteed Obligations which the Lender repays to the other Credit Parties pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each of the Credit Parties waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

                  13.04 Independent Obligation. The obligations of each of the Guarantors hereunder are independent of the obligations of any other guarantor or the other Credit Parties, and a separate action or actions may be brought and prosecuted against any of the Credit Parties whether or not action is brought against any other guarantor or the other Credit Parties and whether or not any other guarantor or the other Credit Parties be joined in any such action or actions. Each of the Guarantors waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the other Credit Parties or other circumstance which operates to toll any statute of limitations as to the other Credit Parties shall, to the fullest extent permitted by law, operate to toll the statute of limitations as to the Credit Parties.

                  13.05 Authorization. Each of the Guarantors authorizes the Lender without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

                  (a) subject to the prior agreement of the other Credit Parties (to the extent required by this Agreement), change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the

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

         Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (c) exercise or refrain from exercising any rights against the other Credit Parties or others or otherwise act or refrain from acting;

                  (d) release or substitute any one or more endorsers, guarantors, the other Credit Parties or other obligors;

                  (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the other Credit Parties to its creditors other than the Lender;

                  (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the other Credit Parties to the Lender regardless of what liability or liabilities of the other Credit Parties remain unpaid; and/or

                  (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or, with the agreement of the other Credit Parties, amend, modify or supplement this Agreement or any of such other instruments or agreements.

                  13.06 Reliance. It is not necessary for the Lender to inquire into the capacity or powers of the other Credit Parties or its Subsidiaries or the officers, directors, partners or agent acting or purporting to act on its behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  13.07 Subordination. Any obligations of the other Credit Parties now or hereafter owing to the Guarantors are hereby subordinated in right of payment to the Guaranteed Obligations of the other Credit Parties owing to the Lender; provided that payment may be made by the other Credit Parties on any such obligations owing to the Guarantors so long as the same is not prohibited by this Agreement; and provided further, that if the Lender so requests at a time when an Event of Default exists, all such obligations of the other Credit Parties to the Guarantors shall be collected, enforced and received by the Guarantors as trustee for the Lender and be paid over to the Lender on account of the Guaranteed Obligations of the other Credit Parties to the Lender, but without affecting or impairing in any manner the liability of the Guarantor under the other provisions of this Guaranty. Prior to the transfer by the Guarantors of any note or negotiable instrument evidencing any obligations of the other Credit Parties to the Guarantors, the Guarantors shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

                  13.08 Waiver. (a) Each of the Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require the Lender to (i) proceed against the other Credit Parties, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the other Credit Parties, any other guarantor or any other party or (iii) pursue any other remedy in the Lender's power whatsoever. Each of the Guarantors waives any defense that it may have including any based on or arising out of any defense of the other Credit Parties, any other guarantor or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of any Credit Party, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations, this Guaranty or any part thereof from any cause, or the cessation from any cause of the liability of the Credit Parties or any defense, setoff, counterclaim, deduction, limitation or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations, this Guaranty or otherwise, or any other event or circumstance which, whether or not similar to any of the foregoing, might otherwise constitute a defense available to, or a discharge or release of, the Credit Parties, any of the Guarantors or any other guarantor or surety other than payment in full of the Guaranteed Obligations. The Lender may, at its election, foreclose on any security held by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Lender may have against the other Credit Parties or any other party, or any security, without affecting or impairing in any way the liability of the Guarantors hereunder except to the extent the Guaranteed Obligations have been paid. Each of the Guarantors waives, to the fullest extent permitted by law, any defense arising out of any such election by the Lender, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the other Credit Parties or any other party or any security. Each of the Guarantors acknowledges that no party including the Lender or the Credit Parties has made any representations to such Guarantor on which it has relied in giving this Guaranty.

                  Each of the Guarantors waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Each of the Guarantors assumes all responsibility for being and keeping itself informed of the other Credit Parties' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which it assumes and incurs hereunder, and agrees that no Lender shall have any duty to advise it of information known to them regarding such circumstances or risks.

                  SECTION 14. Limitation of Liability.

                  14.01 UK Guarantee Limitations. Each Credit Party represents, warrants and covenants that the guarantees, obligations, liabilities and undertakings by any Credit Party or any of its Subsidiaries, or deemed guarantor under the law, incorporated in England and Wales (an

"English Company") under this Agreement or the other Credit Documents are not and shall not be undertaken or incurred to the extent that the same would constitute unlawful financial assistance for the purchase of its shares within the meaning of Section 151 of the UK Companies Act 1985.

                  14.02 US Guarantee Limitations. (a) Each Credit Party, Guarantor, or deemed guarantor under the law, incorporated in the United States of America or any State thereof (a "US Company") and the Lender (by its acceptance of the benefits of this guarantee) hereby confirms that it is its intention that this guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law. To effectuate the foregoing intention, each US Company and the Lender (by its acceptance of the benefits of this guarantee) hereby irrevocably agrees that the obligations guaranteed by such guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such US Company that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such US Company and the other guarantors, result in the guaranteed obligations of such US Company in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

                  (b) The guaranties by or obligations, liabilities and undertakings of any US Company under this Agreement shall be limited to the higher of (1) the proceeds derived by such US Company from the Borrower at any time prior to the date of any demand by the Lender for payment by such US Company under the Guarantee issued by such US Company, (2) an amount to be determined at the time of such US Company becoming a Guarantor on the basis of a bona fide reasoned analysis of the financial and business situation of such US Company at that time by its board of directors and (3) a reasonable percentage, similarly determined, of the net worth (as defined in the Guarantee issued by such US Company), at any time, of such US Company.

                  14.03 German Guarantee Limitations. (a) To any guarantor, or deemed guarantor and/or surety provider under the law, incorporated under the laws of the Federal Republic of Germany and constituted in the form of a German limited liability company ("Gesellschaft mit beschrankter Haftung-GmbH") (a "German Company") the following shall apply:

                           (i) German Company and the Lender agree that the enforcement of any obligation to make a payment due under this Agreement or due under any other obligation related to this Agreement, as far as such obligation arises solely out of a guarantee or other surety, or deemed guarantee or surety under the law, for a direct or indirect shareholder or any subsidiary of such shareholder, which is no subsidiary of the respective German Company (the "German Company Claims") shall at all times be limited if and to the extent that, in relation to a German Company, such enforcement would be in respect of an amount which exceeds the higher of

                                    (A)      Euro 19,183,390 (the "Base Net
                           Assets"), and

                                    (B)      the amount which is equal to the
                           difference (if positive) between such German
                           Company's net assets (including, for the avoidance of doubt, the amount corresponding to its Stammkapital) as per the end of the calendar month preceding the date of enforcement of the guarantee and indemnity (the "Current Net Assets") and its stated share capital ("Stammkapital"), and

                                    (C)      the amount owed by such German
                           Company to the Borrower pursuant to intra company loans at the time claim is made against it under this Agreement,

                                    provided that for the purposes of the
                           calculation of the Current Net Assets the following balance sheet items shall be adjusted as follows:

                                    (1)      funds borrowed by the Borrower
                                    under this Agreement which have been onlent to the relevant German Company and loans provided to the relevant Germany Company by any Credit Parties as far as such onlent funds or loans are subordinated or qualify under Section 32 a GmbH-Act shall be disregarded; and

                                    (2)      loans and other contractual
                                    liabilities incurred in violation of the provisions of this Agreement shall be disregarded; and

                                    (3)      the amount of any increase of the
                                    registered share capital ("Stammkapital") of the relevant Germany Company after the Effective Date shall be deducted from the relevant registered share capital ("Stammkapital"), unless such increase has been undertaken with the express written consent of the Lender that shall not be unreasonably withheld.

                           (ii) In addition, the relevant Germany Company shall, if and to the extent legally permitted

                                    (A)      in a situation where the relevant
                           German Company does not have sufficient assets to maintain its stated share capital ("Stammkapital") realize any and all of its assets that are shown in the balance sheet with a book value ("Buchwert") that is significantly lower than the market value of the asset if such asset is reasonably not considered to be necessary for the business of the relevant German Company ("betriebsnotwendig"), and

                                    (B)      take otherwise any measures
                           (including, without limitation, set-off of claims) to ensure that the realisation of the German Company Claims does not cause its net assets to be reduced below the amount of its stated share capital which is protected by Section 30 and 31 GmbH - Act.

                  (b) Each German Company may at any time request by giving written notice to the Lender that the amount of the Base Net Assets is reduced to an amount (the "Reduced

Amount") corresponding to the amount of such German Company's Current Net Assets (to be determined as set out in clause (a) above) less or plus, as the case may be, any decrease or increase to be reasonably expected in the course of a period of one month from the date of receipt by the Lender of the notice (the "Notice Period"). Together with any such written request, the relevant German Company shall provide the Lender with reasonable evidence (substantially applying the rules applicable for setting up a statement of overindebtedness ("Uberschuldungsstatus") showing the German Company's Current Net Assets position (to be determined as set out in clause (a) above), and shall further provide the Lender with a written confirmation setting out the German Company's projected net assets as per the end of the Notice Period and stating the reasons therefor in reasonable detail. Upon the lapse of the Notice Period, the Base Net Assets shall be deemed to correspond to the Reduced Amount, unless the Lender has terminated this Agreement in accordance with the provisions of this Agreement and notified the respective German Company thereof before the lapse of such Notice Period.

                  14.04 Swedish Guarantee Limitations. The guarantees, obligations, liabilities and undertakings by any Credit Party or any of its Subsidiaries incorporated in the Kingdom of Sweden (a "Swedish Company") under this Agreement or the other Credit Documents are only valid and only apply to the extent that the same would not constitute a violation of Chapter 12, of the Swedish Companies Act (Sw: Aktiebolagslag 1975:1385), and all other guarantees, obligations, liabilities and undertakings incurred on a joint and several basis by any Swedish Company under this Agreement shall be limited accordingly.

                                     * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:

12 Commerce Drive                             BALDWIN EUROPE CONSOLIDATED B.V.,
Shelton, CT 06484                             as Borrower
Attn: President
Tel: (203) 402-1000
Fax: (203) 402-5500                           By_____________________________
                                                 Name:
                                                 Title:

                                              By_____________________________
                                                 Name:
                                                 Title:

12 Commerce Drive                             BALDWIN TECHNOLOGY COMPANY, INC.,
Shelton, CT 06484                             as Parent, Guarantor and Parent
Attn: President                               Representative
Tel: (203) 402-1000
Fax: (203) 402-5500                           By_____________________________
                                                 Name:
                                                 Title:

12 Commerce Drive                             BALDWIN AMERICAS CORPORATION,
Shelton, CT 06484                             as Guarantor
Attn: President
Tel: (203) 402-1000
Fax: (203) 402-5500                           By_____________________________
                                                 Name:
                                                 Title:

12 Commerce Drive                             BALDWIN EUROPE CONSOLIDATED INC.,
Shelton, CT 06484                             as Guarantor
Attn: President
Tel: (203) 402-1000
Fax: (203) 402-5500                           By_____________________________
                                                 Name:

                                                 Title:

12 Commerce Drive                             BALDWIN ASIA PACIFIC CORPORATION,
Shelton, CT  06484                            as Guarantor
Attn: President
Tel: (203) 402-1000
Fax: (203) 402-5500                           By_____________________________
                                                 Name:
                                                 Title:

12 Commerce Drive                             BALDWIN GRAPHIC SYSTEM INC.,
Shelton, CT 06484                             as Guarantor
Attn: President
Tel: (203) 402-1000
Fax: (203) 402-5500                           By_____________________________
                                                 Name:
                                                 Title:

Derchinger Strasse 137                        BALDWIN GERMANY GMBH, as Guarantor
D-86165 Augsburg
Germany
Attn: Managing Director                       By_____________________________
Tel: +49-821-794-200                             Name:
Fax: +49-821-794-2222                            Title:

With a copy to:

Baldwin Technology Company, Inc.
12 Commerce Drive
Shelton, CT 06484
Attn: President
Tel: (203) 402-1000
Fax: (203) 402-5500

Unit 13 Apex Business Centre                  EXECUTED as a DEED by
Boscombe Road                                 BALDWIN U.K. HOLDING LIMITED,
Dunstable Bedfordshire LU5 4SB                as Guarantor
England
Attn: Managing Director
Tel: +44-1582-477499                          By_____________________________
Fax: +44-1582-478510                             as attorney-in-fact under a
                                                 power of attorney dated ____

With a copy to:

Baldwin Technology Company, Inc.
12 Commerce Drive                             By_____________________________
Shelton, CT 06484                                Name:
Attn: President                                  Title:
Tel: (203) 402-1000
Fax: (203) 402-5500

Unit 13 Apex Business Centre                  EXECUTED as a DEED by
Boscombe Road                                 BALDWIN (U.K.) LTD., as Guarantor
Dunstable Bedfordshire LU5 4SB
England
Attn: Managing Director                       By_____________________________
Tel: +44-1582-477499                             as attorney-in-fact under a
Fax: +44-1582-478510                             power of attorney dated ____

With a copy to:

Baldwin Technology Company, Inc.              By_____________________________
12 Commerce Drive                                Name:
Shelton, CT 06484                                Title:
Attn: President
Tel: (203) 402-1000
Fax: (203) 402-5500

22 Wessex Trade Centre                        EXECUTED as a DEED by
Poole, Dorset BH12 3PQ                        ACROTEC UK LTD., as Guarantor
England
Attn: Managing Director
Tel: +44-1202-739030                          By_____________________________
Fax: +44-1202-739040                             as attorney-in-fact under a
                                                 power of attorney dated ____

With a copy to:

Baldwin Technology Company, Inc.
12 Commerce Drive                             By_____________________________
Shelton, CT  06484                               Name:
Attn: President                                  Title:
Tel: (203) 402-1000
Fax: (203) 402-5500

22 Wessex Trade Centre                        EXECUTED as a DEED by
Poole, Dorset BH12 3PQ                        BALDWIN GLOBALTEC LTD., as
England                                       Guarantor
Attn: Managing Director
Tel: +44-1202-739030                          By_____________________________
Fax: +44-1202-739040                             as attorney-in-fact under a
                                                 power of attorney dated ____

With a copy to:

Baldwin Technology Company, Inc.
12 Commerce Drive                             By_____________________________
Shelton, CT 06484                                Name:
Attn: President                                  Title:
Tel: (203) 402-1000
Fax: (203) 402-5500

Stoerydsvagen 13                              BALDWIN SWEDEN HOLDING AB, as
Box 6                                         Guarantor
573 21 Tranas
Sweden                                        By_____________________________
Attn: Managing Director                          Name:
Tel: +46-140-14190                               Title:
Fax: +46-140-17609

With a copy to:

Baldwin Technology Company, Inc.
12 Commerce Drive
Shelton, CT 06484
Attn: President
Tel: (203) 402-1000
Fax: (203) 402-5500

Stoerydsvagen 13                              BALDWIN IVT AB, as Guarantor
Box 6
573 21 Tranas
Sweden                                        By_____________________________
Attn: Managing Director                          Name:
Tel: +46-140-14190                               Title:
Fax: +46-140-17609

With a copy to:

Baldwin Technology Company, Inc.
12 Commerce Drive
Shelton, CT 06484
Attn: President
Tel: (203) 402-1000
Fax: (203) 402-5500

Testvagen 16                                  BALDWIN JIMEK AB, as Guarantor
S-232 37 Arlov
Sweden
Attn: Managing Director                       By_____________________________
Tel: +46-40-43-98-00                             Name:
Fax: +46-40-43-98-10                             Title:

With a copy to:

Baldwin Technology Company, Inc.
12 Commerce Drive
Shelton, CT 06484
Attn: President
Tel: (203) 402-1000
Fax: (203) 402-5500

4-34 Toyo 2-chome Kohtoh-ku                   JAPAN-BALDWIN LTD., as Guarantor
Tokyo 135-8384
Japan
Attn: Managing Director                       By_____________________________
Tel: +81-3-5606-2771                             Name:
Fax: +81-3-5606-2779                             Title:

With a copy to:

Baldwin Technology Company, Inc.
12 Commerce Drive
Shelton, CT 06484
Attn: President
Tel: (203) 402-1000
Fax: (203) 402-5500

                                              MAPLE BANK GmbH, as Lender

                                              By_____________________________
                                                 Name:
                                                 Title:

                                              By_____________________________
                                                 Name:
                                                 Title:

                                                                      SCHEDULE I

                          LIST OF LENDER AND COMMITMENT

Lender                                   Commitment
------                                   ----------
Maple Bank GmbH                         $ 20,000,000

                                                                     SCHEDULE II

                                 LENDER ADDRESS

Lender                                 Address

Maple Bank GmbH                        Feuerbachstrasse 26-32
                                       6025 Frankfurt am Main
                                       Germany
                                       Attn: Credit Department - Oliver Lenauer
                                       Telephone: + 0049 (0) 69 97166-289
                                       Facsimile: + 0049 (0) 69 97166-330
                                       e-mail: OLenauer@maplebank.com

with a copy to:

Maple Trade Finance Corp.              10 Exchange Place
                                       Suite 2600
                                       Jersey City, NJ 07302
                                       U.S.A.
                                       Attn: Keith Stapleton
                                       Telephone: (201) 369-3030
                                       Facsimile: (201) 369-3072